UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Wells Fargo Variable Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end:	December 31, 2011

Date of reporting period:	December 31, 2011

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage VT Discovery FundSM

Annual Report

December 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $216 billion in assets under management, as of December 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Discovery Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage VT Discovery Fund for the 12-month period that ended December 31, 2011.

For the full 12-month period, most of the major domestic equity indexes posted either modest gains or relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced throughout the year as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long-term, such a strategy may allow you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery gained traction as the year progressed.

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

2011 opened on a note of mounting optimism regarding the strength of the recovery, yet a batch of disappointing economic data in the spring and summer cast renewed doubts on the sustainability of the recovery. In September, it was reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth at an annual rate of 0.4% in the first quarter. According to the December estimate, GDP growth accelerated to an annual rate of 1.8% in the third quarter, reigniting hopes for a sustainable recovery. Those hopes were buoyed by widespread anticipation of even stronger GDP growth in the fourth quarter. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, although many expected a sluggish growth environment in 2012.

The struggling housing and labor markets slowed growth.

As has been the case throughout the recovery, the housing and labor markets continued to restrain economic momentum during 2011.

The beleaguered housing market has arguably exerted the biggest drag on growth. Despite intermittent signs of improvement, ongoing weakness in sales of both new and existing homes has put considerable downward pressure on prices. On the other hand, the labor market took a decided turn for the better in the latter half of the year: initial unemployment claims have eased in recent months, and the private sector has been steadily adding jobs. The pace of hiring, while not brisk, was sufficient to push the U.S. unemployment rate down to 8.5% as of December 2011—still well above its historical average, but at its lowest level since February 2009. Many observers expect the unemployment rate to decline further in 2012, which could act as a tailwind for consumer spending—widely viewed as one of the keys to long-term economic growth.

The Federal Reserve announced that it will keep rates low until 2013.

Consumers have already demonstrated some resilience in their spending—even in the face of higher energy costs. Oil prices skyrocketed in early 2011 before retreating later in the year, only to spike again during the fourth quarter. Yet “core” inflation, which excludes volatile energy and food prices, remained fairly benign throughout the year.

Letter to Shareholders	Wells Fargo Advantage VT Discovery Fund	3

With inflation in check, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. Following its August 9 meeting, the Federal Open Market Committee (FOMC) issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate through at least mid-2013. In addition, the Fed carried out its second round of quantitative easing (QE2) in an effort to promote a more robust economic expansion. The stimulus program was completed as scheduled in June 2011. In September, the Fed launched yet another stimulus program—dubbed “Operation Twist”—that is designed to keep intermediate- and longer-term yields relatively low. The goal with keeping longer-term rates low is to encourage lending activity to spark business investments and home purchases, which, in turn, may provide support for a more sustainable economic recovery.

Market volatility was a dominant theme throughout most of 2011.

Despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle East, the U.S. equity market performed very well from January through April of 2011. Some upbeat economic news, better-than-expected corporate profits, and investor enthusiasm about QE2 were among the catalysts for the market’s four-month advance.

In May and June, the market climate shifted to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that Europe’s sovereign debt problems could spiral out of control if a Greek default triggered financial contagion across the continent. In July and August, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the Standard & Poor’s downgrade of the U.S. credit rating. The barrage of unsettling headlines led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. Although volatility persisted into the fourth quarter, the market was able to rebound amid improved economic data and hopes for a resolution to the European crisis.

For the full 12-month period, the S&P 500 Index1 of large-cap stocks achieved a total return of 2.1%. The Russell Midcap® Index2 and the Russell 2000® Index3 of small-cap stocks lost 1.6% and 4.2%, respectively. International stocks fared worse than their U.S. counterparts, with the MSCI EAFE Index4 shedding 14.8%.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

4	Wells Fargo Advantage VT Discovery Fund	Letter to Shareholders

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors.

Recent events have not altered our message to shareholders.

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rally that followed. In our opinion, the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified5 investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a broad range of asset classes and investment styles. While diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

5.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Discovery Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas J. Pence, CFA

Michael T. Smith, CFA

Chris Warner, CFA2

FUND INCEPTION

May 8, 1992

12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2011
Class 2	0.42%
Russell 2500TM Growth Index[1]	(1.57)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

The Adviser has committed through April 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.15% for Class 2. The Fund’s gross and net expense ratios are 1.23% and 1.16%, respectively, for Class 2 shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	Effective January 10, 2012, Chris Warner became a co-portfolio manager of the Fund.

3.	The chart compares the performance of the Wells Fargo Advantage VT Discovery Fund Class 2 for the most recent ten years of the Fund with the Russell 2500™ Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6	Wells Fargo Advantage VT Discovery Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2500™ Growth Index, over the 12-month period that ended December 31, 2011.

■

Effective stock selection in the health care and information technology (IT) sectors contributed to performance, while consumer discretionary positioning and a lack of exposure to consumer staples were slight headwinds.

■	Equity prices ebbed and flowed with a “risk on/risk off” mentality throughout the year, driven largely by investors’ reactions to the news flow out of Europe.

■	In the current market environment, we remain dedicated to our bottom-up stock selection process in seeking to maintain an optimal risk/reward balance.

Macro-driven volatility limited equity market returns for 2011.

The year began on a high note as the equity market continued its rally from late 2010 amid greater confidence in the sustainability of the U.S. economic recovery. While there were pockets of turbulence sparked by the geopolitical turmoil in North Africa and the Middle East and natural disasters in Japan, the market performed well through April 2011.

In the late spring and summer, however, investors’ spirits began to dampen as a string of discouraging economic data reignited fears of a recession. Investor confidence was further damaged by bickering over the federal debt ceiling, the downgrade of the U.S. credit rating by Standard & Poor’s, and the risk of financial contagion in Europe. Despite continued strength in corporate profits, investors’ intense focus on the negative macro headlines, particularly out of Europe, led to heightened market volatility and a broad-based sell-off in equities during the third quarter. Although volatility persisted into the fourth quarter, most of the major equity indexes rebounded and managed to finish 2011 with either modest gains or relatively mild losses.

Effective stock selection and merger and acquisition activity enabled the Fund to outperform its benchmark.

Effective stock selection in the health care and IT sectors contributed significantly to the Fund’s outperformance during the period. In health care, Pharmasset Incorporated’s innovative treatment for hepatitis C and HealthSpring Incorporated’s strong position in the health insurance industry were recognized by strategic buyers, as both stocks were acquired at sizable premiums. Meanwhile, Alexion Pharmaceuticals Incorporated, broadened the indications of use and geographic distribution for its rare-disease therapies. In IT, the acquisitions of both NetLogic Microsystems Incorporated, and SuccessFactors Incorporated, commanded healthy premiums, while the solid fundamentals of our holdings in the internet software and services and semiconductor industries also contributed to outperformance.

Stock selection in the consumer discretionary sector and a lack of exposure to consumer staples were performance headwinds. Shutterfly Incorporated, a leading online photo provider, was the largest individual detractor due to the impact of increased pricing competition on the company’s results during the busy holiday season. Investors’ rotation into more defensive market segments enabled many consumer staples stocks to outperform the market. In keeping with our stock selection discipline, we generally avoided the sector, as we found few consumer staples companies with growth profiles that met our criteria.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Discovery Fund	7

TEN LARGEST EQUITY HOLDINGS[4] (AS OF DECEMBER 31, 2011)
Kansas City Southern	3.70%
Transdigm Group Incorporated	2.89%
Airgas Incorporated	2.67%
Equinix Incorporated	2.01%
Gartner Incorporated	1.97%
Alexion Pharmaceuticals Incorporated	1.90%
Graco Incorporated	1.87%
Oil States International Incorporated	1.86%
WESCO International Incorporated	1.79%
Triumph Group Incorporated	1.78%

We have taken advantage of the opportunity to upgrade the quality of the portfolio.

Although the Fund outperformed on a relative basis, its absolute return for the 12-month period was only slightly positive. The third-quarter market sell-off caused many companies with predictable, visible earnings growth—”core” holdings within our portfolio construction framework—to be unfairly punished along with more economically sensitive companies. In addition, as the year progressed, we took steps to optimize our mix of cyclical positions within our “developing situations” category in light of the macro backdrop.

Time has shown that the best response to volatile, irrational markets is to be adaptive in your thinking but consistent in your investment process. Accordingly, while we have continued to execute our time-tested process, we have taken advantage of the opportunity to upgrade the quality of the portfolio by exchanging stocks with lower earnings visibility (meaning that we find it difficult to project future earnings) for those with higher earnings visibility. The challenge is to construct a portfolio with the optimal balance of secular and cyclical growth exposures. We believe that our “surround the company” approach has allowed us to achieve such balance and that the portfolio should be well positioned to outperform once company-specific fundamentals reassert themselves as the primary driver of equity returns.

SECTOR DISTRIBUTION[5] (AS OF DECEMBER 31, 2011)

A balanced portfolio strategy may help investors navigate the 2012 market landscape.

Some equity market observers share a bullish outlook for 2012, while other forecasts are more bearish. In our view, there are compelling arguments to support both sides of the debate. On the positive side, the labor market has taken a turn for the better in recent months, while consumer spending has been fairly resilient. Even the long-struggling housing market has shown tentative signs of stabilization. Corporate fundamentals remain generally strong, and equity valuations appear quite attractive in many cases.

On the negative side, a European recession looks increasingly likely and could be a source of market turmoil, especially given its implications for export-dependent China. After years of inflating financial and real estate markets, China may need to use other means of stimulus. In addition, ongoing political gamesmanship and fiscal austerity in developed nations could slow global economic growth.

Considering all of these factors, we expect moderate U.S. economic growth in 2012 and a trendless market characterized by bouts of volatility. In such an environment, we believe that balanced portfolio positioning is the most prudent approach.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

5.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage VT Discovery Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2011)

						Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[6,7]
Class 2	05/08/1992	(8.75)	0.42	5.39	8.64	1.23%	1.16%
Russell 2500™ Growth Index		(10.72)	(1.57)	2.89	5.23

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

6.	Reflects the expense ratios as stated in the most recent prospectus.

7.	The Adviser has committed through April 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.15% for Class 2. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage VT Discovery Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning Account Value 07-01-2011	Ending Account Value 12-31-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class 2
Actual	$1,000.00	$912.47	$5.54	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage VT Discovery Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Common Stocks: 98.32%

Consumer Discretionary: 16.24%

Auto Components: 1.38%
BorgWarner Incorporated†«	21,200	$1,351,288

Automobiles: 1.28%
Tesla Motors Incorporated†«	44,088	1,259,153

Diversified Consumer Services: 1.18%
Weight Watchers International Incorporated	21,100	1,160,711

Hotels, Restaurants & Leisure: 2.40%
Arcos Dorados Holdings Incorporated	43,517	893,404
Buffalo Wild Wings Incorporated†	21,600	1,458,216

		2,351,620

Household Durables: 1.30%
Tempur-Pedic International Incorporated†	24,200	1,271,226

Internet & Catalog Retail: 0.68%
Shutterfly Incorporated†«	29,500	671,420

Media: 0.69%
National Cinemedia Incorporated«	54,195	672,018

Specialty Retail: 3.53%
Ross Stores Incorporated	21,400	1,017,142
Vitamin Shoppe Incorporated†	29,200	1,164,496
Williams-Sonoma Incorporated	33,300	1,282,050

		3,463,688

Textiles, Apparel & Luxury Goods: 3.80%
Deckers Outdoor Corporation†«	16,400	1,239,348
Michael Kors Holdings Limited	6,667	181,676
Under Armour Incorporated†	15,800	1,134,282
Vera Bradley Incorporated†«	36,400	1,173,900

		3,729,206

Consumer Staples: 1.36%

Food Products: 1.36%
Hain Celestial Group Incorporated†«	36,300	1,330,758

Energy: 9.30%

Energy Equipment & Services: 3.71%
Atwood Oceanics Incorporated†«	25,300	1,006,687
Nabors Industries Limited†	46,900	813,246
Oil States International Incorporated†«	23,900	1,825,243

		3,645,176

Oil, Gas & Consumable Fuels: 5.59%
Approach Resources Incorporated†	33,541	986,441
Cabot Oil & Gas Corporation	12,700	963,930

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Discovery Fund	11

Security Name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Concho Resources Incorporated†	13,900	$1,303,125
Gulfport Energy Corporation†	23,900	703,855
Pioneer Natural Resources Company	11,800	1,055,864
SandRidge Energy Incorporated†	57,200	466,752

		5,479,967

Financials: 4.07%

Capital Markets: 2.25%
Affiliated Managers Group Incorporated†	17,100	1,640,745
LPL Investment Holdings Incorporated†	18,691	570,823

		2,211,568

Diversified Financial Services: 0.77%
MSCI Incorporated†	22,800	750,804

Real Estate Management & Development: 1.05%
CBRE Group Incorporated†	67,900	1,033,438

Health Care: 15.02%

Biotechnology: 3.62%
Alexion Pharmaceuticals Incorporated†	26,100	1,866,150
Cubist Pharmaceuticals Incorporated†	31,400	1,244,068
Inhibitex Incorporated†	40,000	437,600

		3,547,818

Health Care Equipment & Supplies: 2.40%
Alere Incorporated†	38,998	900,464
Gen-Probe Incorporated†	13,700	809,944
HeartWare International Incorporated†«	9,400	648,600

		2,359,008

Health Care Providers & Services: 3.77%
AmerisourceBergen Corporation	25,200	937,188
Catalyst Health Solutions Incorporated†	18,900	982,800
MEDNAX Incorporated†	23,900	1,721,039
Team Health Holdings LLC†	2,413	53,255

		3,694,282

Health Care Technology: 1.37%
athenahealth Incorporated†«	27,300	1,340,976

Life Sciences Tools & Services: 1.84%
Bruker BioSciences Corporation†«	71,700	890,514
Covance Incorporated†	20,078	917,966

		1,808,480

Pharmaceuticals: 2.02%
BioMarin Pharmaceutical Incorporated†«	30,357	1,043,674
Impax Laboratories Incorporated†«	46,600	939,922

		1,983,596

12	Wells Fargo Advantage VT Discovery Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Industrials: 20.38%

Aerospace & Defense: 4.66%
Transdigm Group Incorporated†	29,600	$2,832,128
Triumph Group Incorporated	29,800	1,741,810

		4,573,938

Commercial Services & Supplies: 0.96%
Verisk Analytics Incorporated Class A†	23,394	938,801

Machinery: 6.65%
AGCO Corporation†	5,100	219,147
Chart Industries Incorporated†«	28,100	1,519,367
Graco Incorporated	44,900	1,835,961
Robbins & Myers Incorporated	25,200	1,223,460
Wabtec Corporation	14,810	1,035,960
Westport Innovations Incorporated†«	20,600	684,744

		6,518,639

Road & Rail: 5.04%
Hertz Global Holdings Incorporated†	112,200	1,314,984
Kansas City Southern†	53,400	3,631,734

		4,946,718

Trading Companies & Distributors: 1.79%
WESCO International Incorporated†«	33,200	1,759,932

Transportation Infrastructure: 1.28%
Wesco Aircraft Holdings Incorporated†	89,449	1,251,392

Information Technology: 26.45%

Communications Equipment: 2.46%
Acme Packet Incorporated†	34,600	1,069,486
F5 Networks Incorporated†	8,400	891,408
Ubiquiti Networks Incorporated†«	24,986	455,495

		2,416,389

Electronic Equipment, Instruments & Components: 1.02%
Trimble Navigation Limited†	23,100	1,002,540

Internet Software & Services: 6.18%
Angie’s List Incorporated†«	39,179	630,782
DealerTrack Holdings Incorporated†	37,589	1,024,676
Equinix Incorporated†«	19,463	1,973,548
LogMeIn Incorporated†«	23,979	924,390
Mercadolibre Incorporated«	19,000	1,511,260

		6,064,656

IT Services: 3.26%
Gartner Incorporated†	55,700	1,936,689
ServiceSource International Incorporated†	80,427	1,261,900

		3,198,589

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Discovery Fund	13

Security Name		Shares	Value

Semiconductors & Semiconductor Equipment: 4.47%
Atmel Corporation†		85,800	$694,980
Avago Technologies Limited		52,100	1,503,606
Ceva Incorporated†«		21,400	647,564
EZchip Semiconductor Limited†		19,800	560,934
Microchip Technology Incorporated«		26,600	974,358

			4,381,442

Software: 9.06%
Aspen Technology Incorporated†«		92,300	1,601,405
Broadsoft Incorporated†«		49,600	1,497,920
Fortinet Incorporated†		57,234	1,248,274
Qlik Technologies Incorporated†		44,938	1,087,500
Red Hat Incorporated†		20,300	838,187
SuccessFactors Incorporated†«		25,338	1,010,226
TIBCO Software Incorporated†		67,100	1,604,361

			8,887,873

Materials: 2.67%

Chemicals: 2.67%
Airgas Incorporated		33,500	2,615,680

Telecommunication Services: 2.83%

Diversified Telecommunication Services: 1.16%
Iridium Communications Incorporated†«		147,900	1,140,309

Wireless Telecommunication Services: 1.67%
SBA Communications Corporation Class A†«		38,100	1,636,774

Total Common Stocks (Cost $92,653,238)			96,449,873

		Principal

Other: 0.49%
Gryphon Funding Limited, Pass-Through Entity(a)(i)(v)		$ 626,739	175,487
VFNC Corporation, Pass-Through Entity, 0.30%(a)(i)(v)144A±		713,417	306,769

Total Other (Cost $230,573)			482,256

	Yield	Shares
Short-Term Investments: 29.28%

Investment Companies: 29.28%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.04%	1,383,165	1,383,165
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.12	27,344,177	27,344,177

Total Short-Term Investments (Cost $28,727,342)			28,727,342

Total Investments in Securities
(Cost $121,611,153)*	128.09%	125,659,471
Other Assets and Liabilities, Net	(28.09)	(27,559,978)

Total Net Assets	100.00%	$98,099,493

14	Wells Fargo Advantage VT Discovery Fund	Portfolio of Investments—December 31, 2011

†	Non-income earning security.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment.
(l)	Investment in an affiliate.
(u)	Rate shown is the 7-day annualized yield at period end.
(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $122,437,848 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$10,258,147
Gross unrealized depreciation	(7,036,524)

Net unrealized appreciation	$3,221,623

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—December 31, 2011	Wells Fargo Advantage VT Discovery Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$96,932,129
In affiliated securities, at value	28,727,342

Total investments, at value (see cost below)	125,659,471
Receivable for investments sold	916,076
Receivable for Fund shares sold	21,923
Receivable for dividends	18,330
Receivable for securities lending income	22,332
Prepaid expenses and other assets	604

Total assets	126,638,736

Liabilities
Payable for investments purchased	786,651
Payable for Fund shares redeemed	52,316
Payable upon receipt of securities loaned	27,574,750
Advisory fee payable	58,922
Distribution fees payable	22,469
Due to other related parties	10,681
Accrued expenses and other liabilities	33,454

Total liabilities	28,539,243

Total net assets	$98,099,493

NET ASSETS CONSIST OF
Paid-in capital	$99,684,137
Accumulated net realized losses on investments	(5,632,962)
Net unrealized gains on investments	4,048,318

Total net assets	$98,099,493

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 2	$98,099,493
Shares outstanding – Class 2	4,590,157
Net asset value per share – Class 2	$21.37

Total investments, at cost	$121,611,153

Securities on loan, at value	$26,863,306

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Discovery Fund	Statement of Operations—Year Ended December 31, 2011

Investment income
Dividends*	$337,927
Income from affiliated securities	2,711
Securities lending income, net	83,600

Total investment income	424,238

Expenses
Advisory fee	754,752
Administration fees
Fund level	53,911
Class 2	86,257
Distribution fees
Class 2	269,554
Custody and accounting fees	18,913
Professional fees	35,419
Shareholder report expenses	37,856
Trustees’ fees and expenses	10,578
Other fees and expenses	4,250

Total expenses	1,271,490
Less: Fee waivers and/or expense reimbursements	(35,032)

Net expenses	1,236,458

Net investment loss	(812,220)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	27,863,306
Net change in unrealized gains (losses) on investments	(26,402,344)

Net realized and unrealized gains (losses) on investments	1,460,962

Net increase in net assets resulting from operations	$648,742

* Net of foreign dividend withholding taxes of	$5,954

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage VT Discovery Fund	17

	Year Ended December 31, 2011		Year Ended December 31, 2010

Operations
Net investment loss		$(812,220)			$(661,558)
Net realized gains on investments		27,863,306			15,071,192
Net change in unrealized gains (losses) on investments		(26,402,344)			14,985,606

Net increase in net assets resulting from operations		648,742			29,395,240

	Shares		Shares

Capital share transactions
Proceeds from shares sold – Class 2	665,598	14,494,199	796,770	[1]	14,304,397 [1]
Payment for shares redeemed – Class 2	(1,279,927)	(27,798,666)	(1,076,715)[1]		(19,068,998)[1]

Net decrease in net assets resulting from capital share transactions		(13,304,467)			(4,764,601)

Total increase (decrease) in net assets		(12,655,725)			24,630,639

Net assets
Beginning of period		110,755,218			86,124,579

End of period		$98,099,493			$110,755,218

Undistributed net investment income		$0			$0

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Discovery Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended December 31,
Class 2[1]	2011	2010	2009	2008	2007
Net asset value, beginning of period	$21.28	$15.70	$11.19	$20.11	$16.44
Net investment loss	(0.18)	(0.13)	(0.11)	(0.11)	(0.15)
Net realized and unrealized gains (losses) on investments	0.27	5.71	4.62	(8.81)	3.82

Total from investment operations	0.09	5.58	4.51	(8.92)	3.67
Net asset value, end of period	$21.37	$21.28	$15.70	$11.19	$20.11
Total return	0.42%	35.54%	40.30%	(44.36)%	22.32%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.26%	1.35%	1.27%	1.21%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment loss	(0.75)%	(0.71)%	(0.61)%	(0.63)%	(0.72)%
Supplemental data
Portfolio turnover rate	113%	101%	208%	166%	135%
Net assets, end of period (000’s omitted)	$98,099	$110,755	$86,125	$113,149	$238,894

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage VT Discovery Fund	19

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Fixed income securities with maturities exceeding 60 days are valued based on available evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by

20	Wells Fargo Advantage VT Discovery Fund	Notes to Financial Statements

Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

For Wells Fargo Advantage Funds that participated in securities lending activity prior to February 13, 2009, certain structured investment vehicles purchased in a joint account by the former securities lending agent defaulted or were impaired. Certain of the Wells Fargo Advantage Funds still hold ownership interest in these structured investment vehicles, which have since been restructured as pass-through securities. If the Fund holds an ownership interest in such pass-through securities, information regarding this ownership interest can be found in the Portfolio of Investments under the category “Other”.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to net operating losses and recognition of partnership income. At December 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Losses on Investments
$(768,203)	$812,220	$(44,017)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Notes to Financial Statements	Wells Fargo Advantage VT Discovery Fund	21

As of December 31, 2011, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $4,806,267 expiring in 2017.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$96,449,873	$0	$0	$96,449,873

Other	0	0	482,256	482,256

Short-term investments
Investment companies	1,383,165	27,344,177	0	28,727,342
	$97,833,038	$27,344,177	$482,256	$125,659,471

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of December 31, 2010	$794,517
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	(42,696)
Purchases	0
Sales	(269,565)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of December 31, 2011	$482,256
Change in unrealized gains (losses) relating to securities still held at December 31, 2011	$(171,839)

22	Wells Fargo Advantage VT Discovery Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended December 31, 2011, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and for Class 2 shares, a class level administration fee of 0.08% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended December 31, 2011 were $121,272,749 and $134,327,960, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended December 31, 2011, the Fund paid $216 in commitment fees.

For the year ended December 31, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward
$3,221,623	$(4,806,267)

Notes to Financial Statements	Wells Fargo Advantage VT Discovery Fund	23

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

24	Wells Fargo Advantage VT Discovery Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Discovery Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Discovery Fund as of December 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage VT Discovery Fund	25

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage VT Discovery Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage VT Discovery Fund	27

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at www.wellsfargo.com/advantagefunds.

28	Wells Fargo Advantage VT Discovery Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

207571 02-12 AVT1/AR147 12-11

Wells Fargo Advantage

VT Index Asset Allocation Fund

Annual Report

December 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $216 billion in assets under management, as of December 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Index Asset Allocation Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage VT Index Asset Allocation Fund for the 12-month period that ended December 31, 2011. For the full 12-month period, most of the major domestic equity indexes posted either modest gains or relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced throughout the year as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long-term, such a strategy may allow you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery gained traction as the year progressed.

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

2011 opened on a note of mounting optimism regarding the strength of the recovery, yet a batch of disappointing economic data in the spring and summer cast renewed doubts on the sustainability of the recovery. In September, it was reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth at an annual rate of 0.4% in the first quarter. According to the December estimate, GDP growth accelerated to an annual rate of 1.8% in the third quarter, reigniting hopes for a sustainable recovery. Those hopes were buoyed by widespread anticipation of even stronger GDP growth in the fourth quarter. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, although many expected a sluggish growth environment in 2012.

The struggling housing and labor markets slowed growth.

As has been the case throughout the recovery, the housing and labor markets continued to restrain economic momentum during 2011.

The beleaguered housing market has arguably exerted the biggest drag on growth. Despite intermittent signs of improvement, ongoing weakness in sales of both new and existing homes has put considerable downward pressure on prices. On the other hand, the labor market took a decided turn for the better in the latter half of the year: initial unemployment claims have eased in recent months, and the private sector has been steadily adding jobs. The pace of hiring, while not brisk, was sufficient to push the U.S. unemployment rate down to 8.5% as of December 2011—still well above its historical average, but at its lowest level since February 2009. Many observers expect the unemployment rate to decline further in 2012, which could act as a tailwind for consumer spending—widely viewed as one of the keys to long-term economic growth.

The Federal Reserve announced that it will keep rates low until 2013.

Consumers have already demonstrated some resilience in their spending—even in the face of higher energy costs. Oil prices skyrocketed in early 2011 before retreating later in the year, only to spike again during the fourth quarter. Yet “core” inflation, which excludes volatile energy and food prices, remained fairly benign throughout the year.

Letter to Shareholders	Wells Fargo Advantage VT Index Asset Allocation Fund	3

With inflation in check, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. Following its August 9 meeting, the Federal Open Market Committee (FOMC) issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate through at least mid-2013. In addition, the Fed carried out its second round of quantitative easing (QE2) in an effort to promote a more robust economic expansion. The stimulus program was completed as scheduled in June 2011. In September, the Fed launched yet another stimulus program—dubbed “Operation Twist”—that is designed to keep intermediate- and longer-term yields relatively low. The goal with keeping longer-term rates low is to encourage lending activity to spark business investments and home purchases, which, in turn, may provide support for a more sustainable economic recovery.

Market volatility was a dominant theme throughout most of 2011.

Despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle East, the U.S. equity market performed very well from January through April of 2011. Some upbeat economic news, better-than-expected corporate profits, and investor enthusiasm about QE2 were among the catalysts for the market’s four-month advance.

In May and June, the market climate shifted to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that Europe’s sovereign debt problems could spiral out of control if a Greek default triggered financial contagion across the continent. In July and August, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the Standard & Poor’s downgrade of the U.S. credit rating. The barrage of unsettling headlines led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. Although volatility persisted into the fourth quarter, the market was able to rebound amid improved economic data and hopes for a resolution to the European crisis.

For the full 12-month period, the S&P 500 Index1 of large-cap stocks achieved a total return of 2.1%. The Russell Midcap® Index2 and the Russell 2000® Index3 of small-cap stocks lost 1.6% and 4.2%, respectively. International stocks fared worse than their U.S. counterparts, with the MSCI EAFE Index4 shedding 14.8%.

Economic outlook shifts and European uncertainty swayed bond investors.

Throughout 2011, the bond markets were roiled by changes to the global economic outlook and the ongoing fiscal challenges facing many countries in the

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

4	Wells Fargo Advantage VT Index Asset Allocation Fund	Letter to Shareholders

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors.

eurozone. In the spring and summer, U.S. economic activity slowed, prompting forecasts of a double-dip recession. Then, in the fall, many of the most closely watched indicators, such as GDP growth and the unemployment rate, improved, and the talk of recession ceased. Nonetheless, the European markets continued to struggle with managing the risk of contagion from countries such as Greece teetering on financial collapse.

This changing and challenging landscape only heightened volatility and investor risk aversion, which subsided somewhat toward the end of 2011 as the U.S. economic outlook gained some momentum and the European credit crisis appeared to move closer to containment within the region.

The performance across the different bond markets varied widely, depending on the level of volatility and risk aversion in the market, with Treasuries rallying during the spring and summer when the U.S. economy appeared to be slipping backward and high-yield performing best as both the economy and Europe seemed to regain their footing at year-end.

For the full 12-month period, the Barclays Capital U.S. Aggregate Bond Index5, representing the universe of investment-grade bonds, posted a total return of 7.84%, while the Barclays Capital U.S. Corporate High Yield Bond Index6 added 4.98%. By comparison, the Barclays Capital U.S. Treasury Index7. returned 9.81%, with maturities of 20 years and longer performing best by returning 33.84% for the year.

Recent events have not altered our message to shareholders.

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rally that followed. In our opinion, the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified8 investment plan is the best long-term strategy.

5.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

6.	The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar denominated, nonconvertible, non-investment grade debt index. The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

7.	The Barclays Capital U.S. Treasury Index is an index of U.S. Treasury securities. You cannot invest directly in an index

8.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Letter to Shareholders	Wells Fargo Advantage VT Index Asset Allocation Fund	5

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

6	Wells Fargo Advantage VT Index Asset Allocation Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term total return, consisting of capital appreciation and current income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Gregory T. Genung, CFA, CAIA

Jeffrey P. Mellas, CAIA

FUND INCEPTION

April 15, 1994

12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2011
Class 2	6.48%
Index Asset Allocation Composite Index[1]	15.06%
S&P 500 Index[2]	2.11%
Barclays Capital U.S. Treasury 20+ Year Index[3]	33.84%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

The Adviser has committed through April 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.00% for Class 2. The Fund’s gross and net expense ratios are 1.08% and 1.00%, respectively, for Class 2 shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Index Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Barclays Capital U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market valueweighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Barclays Capital U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

4.	The chart compares the performance of the Wells Fargo Advantage VT Index Asset Allocation Fund Class 2 for the most recent ten years of the Fund with the S&P 500 Index, the Barclays Capital U.S. Treasury 20+ Year Index, and the Index Asset Allocation Composite Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	7

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the Index Asset Allocation Composite Index, for the 12-month period that ended December 31, 2011. While the Fund outperformed the S&P 500, it underperformed the Barclays Capital U.S. Treasury 20+ Year Index, as longer-term Treasuries rallied significantly over the year.

■	At the end of the period, the Fund was at a maximum equity overweighting, with an effective target allocation of 85% stocks and 15% bonds.

■	Because stocks underperformed bonds over the period, Fund performance was hindered by its equity overweight.

TEN LARGEST HOLDINGS[5] (AS OF DECEMBER 31, 2011)
US Treasury Bond, 4.38%, 05/15/2041	3.23%
US Treasury Bond, 4.38%, 05/15/2040	3.02%
US Treasury Bond, 4.25%, 11/11/2040	2.99%
US Treasury Bond, 3.75%, 08/15/2041	2.99%
US Treasury Bond, 4.75%, 02/15/2041	2.97%
US Treasury Bond, 4.38%, 11/15/2039	2.91%
US Treasury Bond, 4.63%, 02/15/2040	2.90%
US Treasury Bond, 3.88%, 08/15/2040	2.89%
US Treasury Bond, 4.50%, 08/15/2039	2.23%
US Treasury Bond, 4.25%, 05/15/2039	2.11%

While the total return of the S&P 500 was positive over the 12-month period, the year was characterized more by volatility than performance. At one point, the S&P 500 Index fell 17% in a four-week period, only to close the year flat on a price appreciation basis. Investors who increased their portfolio weights to equities during upward swings within the markets had to rely on timing to produce large gains. However, those who employed a buy-and-hold strategy were able to capture the full total return of 2.11%, including dividends, that was posted by the S&P 500. By comparison, U.S. bonds benefited from the “risk on/risk off” environment as investors flocked from equities during times of heightened instability.

There were a number of reasons for the extraordinary volatility, both domestically and abroad: continued decline of the U.S. housing market, lackluster global economic growth, and stubbornly high domestic unemployment, to name a few. In August, the credit rating on U.S. government debt was downgraded one notch from its AAA6 rating by Standard & Poor’s, which cited the current budget deficit and political inability to find debt-reduction measures as reasons for the move. The U.S. rating was not the only sovereign debt rating to be jeopardized, as increasing strain fell on the European Union to deal with the fiscal standing of Greece, Italy, France, and Spain. Political unrest rose in the Middle East as governments battled residents for stability in Tunisia, Egypt, Yemen, and Libya. Global equities were also weighed down by challenges from the major earthquake and tsunami in Japan, which slowed supply chains and ultimately hurt sales for companies around the world.

In the end, seven of the 10 sectors in the S&P 500 Index contributed positively to the index’s return, with the perceived defensive sectors of utilities, consumer staples, and health care leading the way. The political turmoil overseas and market volatility drew investors toward the U.S. dollar and U.S. Treasury products, which drove domestic interest rates lower across the curve. For the year, the S&P 500 Index returned 2.11%, and the Barclays Capital U.S. Treasury 20+ Year Index returned 33.84%.

The Fund underpaced the benchmark, the Index Asset Allocation Composite Index, for the 12-month period primarily due to the Fund’s overweight in equities which underperformed Treasuries during the year. Because the Fund is an indexed portfolio, our goal is to have the Fund’s performance closely track that of the benchmark.

5.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.
6.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to underlying holdings of the fund and not the fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

8	Wells Fargo Advantage VT Index Asset Allocation Fund	Performance Highlights (Unaudited)

SECTOR DISTRIBUTION[7] (AS OF DECEMBER 31, 2011)

NEUTRAL ALLOCATION[8] (AS OF DECEMBER 31, 2011)

CURRENT TARGET ALLOCATION[8] (AS OF DECEMBER 31, 2011)

In the underlying portfolio, the Fund invests a neutral allocation of 60% stocks and 40% bonds and employs futures contracts to tactically make adjustments to that allocation. The Tactical Asset Allocation (TAA) Model shifted to its maximum overweight equity position in late 2007, and we maintained that effective allocation of 85% stocks and 15% bonds throughout 2011. The underperformance of stocks relative to bonds detracted from the Fund’s performance when compared with the neutral benchmark allocation.

There were no changes to the Fund’s tactical allocation.

While there were no changes to the Fund’s tactical allocation, there were changes to the underlying indexes, and we made those adjustments congruently with the S&P 500 Index and the Barclays Capital U.S. Treasury 20+ Year Index throughout the year.

The TAA Model continues to favor stocks relative to bonds.

We believe that the U.S. economy will continue to recover. While the European economic situation has yet to be resolved, the issues have been acknowledged. Job creation should progress as companies re-engage under the assumption that the economy advances, which, in turn, should lead to higher consumer and investor confidence. Corporate earnings were strong again throughout 2011, and currently the S&P 500 Index earnings yield greatly exceeds the yield on the 10-year U.S. Treasury note. Both of these metrics have historically pointed positively toward stocks. We see higher risk of a potential sell-off in bonds, given the low-yield environment and the inverse relationship of fixed-coupon bond prices to interest rates. With this backdrop, we plan to remain overweight in stocks until such time that we see relative valuation between stocks and bonds return to more normal levels.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8.	Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of the portfolio allocations. Neutral allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on our Tactical Asset Allocation Model as of the date specified and is subject to change.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	9

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2011)

						Expense Ratios[9]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[10]
Class 2	04/15/1994	1.93	6.48	1.22	3.82	1.08%	1.00%
Index Asset Allocation Composite Index		10.26	15.06	5.15	6.11
S&P 500 Index		(3.69)	2.11	(0.25)	2.92
Barclays Capital U.S. Treasury 20+ Year Index		31.57	33.84	11.13	9.20

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

9.	Reflects the expense ratios as stated in the most recent prospectus.

10.	The Adviser has committed through April 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage VT Index Asset Allocation Fund	Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning Account Value 07-01-2011	Ending Account Value 12-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class 2
Actual	$1,000.00	$1,019.32	$5.09	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Index Asset Allocation Fund	11

Security Name	Shares	Value

Common Stocks: 56.97%

Consumer Discretionary: 6.16%

Auto Components: 0.16%
BorgWarner Incorporated†	490	$31,233
Johnson Controls Incorporated	3,043	95,124
The Goodyear Tire & Rubber Company†	1,092	15,474

		141,831

Automobiles: 0.25%
Ford Motor Company	16,997	182,888
Harley-Davidson Incorporated«	1,039	40,386

		223,274

Distributors: 0.05%
Genuine Parts Company	696	42,595

Diversified Consumer Services: 0.07%
Apollo Group Incorporated Class A†	519	27,959
DeVry Incorporated	270	10,384
H&R Block Incorporated	1,310	21,392

		59,735

Hotels, Restaurants & Leisure: 1.16%
Carnival Corporation	2,024	66,063
Chipotle Mexican Grill Incorporated†	139	46,946
Darden Restaurants Incorporated	589	26,847
International Game Technology	1,331	22,893
Marriott International Incorporated Class A«	1,199	34,975
McDonald’s Corporation	4,576	459,110
Starbucks Corporation«	3,334	153,397
Starwood Hotels & Resorts Worldwide Incorporated	859	41,206
Wyndham Worldwide Corporation	682	25,800
Wynn Resorts Limited«	354	39,113
Yum! Brands Incorporated	2,059	121,502

		1,037,852

Household Durables: 0.17%
D.R. Horton Incorporated	1,244	15,687
Harman International Industries Incorporated	313	11,907
Leggett & Platt Incorporated«	622	14,331
Lennar Corporation	719	14,128
Newell Rubbermaid Incorporated	1,294	20,898
Pulte Homes Incorporated†	1,506	9,503
Stanley Black & Decker Incorporated«	755	51,038
Whirlpool Corporation«	341	16,180

		153,672

Internet & Catalog Retail: 0.47%
Amazon.com Incorporated†	1,627	281,634
Expedia Incorporated	424	12,304

12	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Internet & Catalog Retail (continued)
Netflix Incorporated†	247	$17,115
Priceline.com Incorporated†	222	103,832
Tripadvisor Incorporated	424	10,689

		425,574

Leisure Equipment & Products: 0.06%
Hasbro Incorporated	519	16,551
Mattel Incorporated«	1,514	42,029

		58,580

Media: 1.77%
Cablevision Systems Corporation New York Group Class A	987	14,035
CBS Corporation Class B	2,927	79,439
Comcast Corporation Class A	12,188	288,977
DIRECTV Group Incorporated†«	3,156	134,951
Discovery Communications Incorporated Class C†«	1,182	48,427
Gannett Company Incorporated	1,065	14,239
Interpublic Group of Companies Incorporated	2,062	20,063
McGraw-Hill Companies Incorporated	1,312	59,001
News Corporation Class A	9,808	174,975
Omnicom Group Incorporated«	1,233	54,967
Scripps Networks Interactive Incorporated«	435	18,453
Time Warner Cable Incorporated	1,427	90,714
Time Warner Incorporated«	4,476	161,763
Viacom Incorporated Class B	2,470	112,163
Walt Disney Company	8,035	301,313
Washington Post Company Class B	21	7,913

		1,581,393

Multiline Retail: 0.47%
Big Lots Incorporated†	293	11,064
Dollar Tree Incorporated†	532	44,215
Family Dollar Stores Incorporated	525	30,272
JCPenney Company Incorporated«	639	22,461
Kohl’s Corporation	1,133	55,914
Macy’s Incorporated	1,877	60,402
Nordstrom Incorporated	723	35,940
Sears Holdings Corporation†«	172	5,466
Target Corporation	3,004	153,865

		419,599

Specialty Retail: 1.16%
Abercrombie & Fitch Company Class A	384	18,755
AutoNation Incorporated†«	212	7,816
AutoZone Incorporated†	124	40,296
Bed Bath & Beyond Incorporated†	1,073	62,202
Best Buy Company Incorporated	1,312	30,661
CarMax Incorporated†«	1,012	30,846
GameStop Corporation Class A†	619	14,936
Gap Incorporated	1,551	28,771

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Index Asset Allocation Fund	13

Security Name	Shares	Value

Specialty Retail (continued)
Home Depot Incorporated	6,895	$289,866
Limited Brands Incorporated«	1,100	44,385
Lowe’s Companies Incorporated	5,602	142,179
O’Reilly Automotive Incorporated†	574	45,891
Orchard Supply Hardware Corporation Class A†(a)	7	26
Ross Stores Incorporated	1,549	73,624
Staples Incorporated	3,128	43,448
Tiffany & Company	567	37,569
TJX Companies Incorporated	1,686	108,831
Urban Outfitters Incorporated†	496	13,670

		1,033,772

Textiles, Apparel & Luxury Goods: 0.37%
Coach Incorporated	1,305	79,657
Nike Incorporated Class B	1,659	159,878
Ralph Lauren Corporation	288	39,767
VF Corporation	389	49,399

		328,701

Consumer Staples: 6.57%

Beverages: 1.53%
Beam Incorporated	695	35,605
Brown-Forman Corporation Class B	451	36,310
Coca-Cola Enterprises Incorporated	1,395	35,963
Constellation Brands Incorporated Class A†	778	16,081
Dr Pepper Snapple Group Incorporated	958	37,822
Molson Coors Brewing Company«	704	30,652
PepsiCo Incorporated	6,993	463,986
The Coca-Cola Company	10,159	710,825

		1,367,244

Food & Staples Retailing: 1.38%
Costco Wholesale Corporation	1,938	161,474
CVS Caremark Corporation	5,822	237,421
Kroger Company«	2,671	64,692
Safeway Incorporated«	1,520	31,981
SUPERVALU Incorporated«	949	7,706
Sysco Corporation«	2,638	77,373
Wal-Mart Stores Incorporated	7,812	466,845
Walgreen Company	3,977	131,480
Whole Foods Market Incorporated	714	49,680

		1,228,652

Food Products: 1.10%
Archer Daniels Midland Company	2,987	85,428
Campbell Soup Company«	802	26,658
ConAgra Foods Incorporated	1,854	48,946
Dean Foods Company†	821	9,195
General Mills Incorporated	2,878	116,300
H.J. Heinz Company	1,432	77,385

14	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Food Products (continued)
Hormel Foods Corporation«	616	$18,043
JM Smucker Company	509	39,789
Kellogg Company«	1,108	56,032
Kraft Foods Incorporated Class A	7,902	295,219
McCormick & Company Incorporated	593	29,899
Mead Johnson & Company«	910	62,544
Sara Lee Corporation	2,642	49,987
The Hershey Company«	684	42,258
Tyson Foods Incorporated Class A	1,306	26,956

		984,639

Household Products: 1.33%
Clorox Company	590	39,270
Colgate-Palmolive Company«	2,164	199,932
Kimberly-Clark Corporation«	1,762	129,613
Procter & Gamble Company	12,306	820,933

		1,189,748

Personal Products: 0.10%
Avon Products Incorporated	1,926	33,647
Estee Lauder Companies Incorporated Class A	499	56,048

		89,695

Tobacco: 1.13%
Altria Group Incorporated«	9,198	272,721
Lorillard Incorporated	603	68,742
Philip Morris International	7,769	609,711
Reynolds American Incorporated	1,512	62,627

		1,013,801

Energy: 6.99%

Energy Equipment & Services: 1.13%
Baker Hughes Incorporated	1,952	94,945
Cameron International Corporation†«	1,096	53,912
Diamond Offshore Drilling Incorporated«	310	17,131
FMC Technologies Incorporated†«	1,065	55,625
Halliburton Company	4,115	142,009
Helmerich & Payne Incorporated«	479	27,954
Nabors Industries Limited†	1,286	22,299
National Oilwell Varco Incorporated«	1,895	128,841
Noble Corporation«	1,129	34,118
Rowan Companies Incorporated†	559	16,954
Schlumberger Limited	6,003	410,065

		1,003,853

Oil, Gas & Consumable Fuels: 5.86%
Alpha Natural Resources Incorporated†	983	20,083
Anadarko Petroleum Corporation	2,227	169,987
Apache Corporation	1,717	155,526
Cabot Oil & Gas Corporation	467	35,445

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Index Asset Allocation Fund	15

Security Name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corporation«	2,948	$65,711
Chevron Corporation	8,907	947,705
ConocoPhillips Company	5,938	432,702
CONSOL Energy Incorporated	1,014	37,214
Denbury Resources Incorporated†«	1,776	26,818
Devon Energy Corporation	1,806	111,972
El Paso Corporation	3,449	91,640
EOG Resources Incorporated	1,202	118,409
EQT Corporation	668	36,600
Exxon Mobil Corporation	21,439	1,817,170
Hess Corporation	1,332	75,658
Marathon Oil Corporation	3,147	92,113
Marathon Petroleum Corporation	1,594	53,064
Murphy Oil Corporation	865	48,215
Newfield Exploration Company†	592	22,336
Noble Energy Incorporated«	785	74,096
Occidental Petroleum Corporation	3,631	340,225
Peabody Energy Corporation«	1,211	40,096
Pioneer Natural Resources Company	547	48,946
QEP Resources Incorporated	791	23,176
Range Resources Corporation	699	43,286
Southwestern Energy Company†	1,553	49,603
Spectra Energy Corporation	2,908	89,421
Sunoco Incorporated	477	19,567
Tesoro Petroleum Corporation†	636	14,857
The Williams Companies Incorporated	2,636	87,041
Valero Energy Corporation	2,503	52,688

		5,241,370

Financials: 8.16%

Capital Markets: 1.03%
Ameriprise Financial Incorporated	1,012	50,236
Bank of New York Mellon Corporation	5,424	107,992
BlackRock Incorporated	448	79,852
Charles Schwab Corporation	4,828	54,363
E*TRADE Financial Corporation†	1,135	9,035
Federated Investors Incorporated Class B	413	6,257
Franklin Resources Incorporated	651	62,535
Goldman Sachs Group Incorporated	2,202	199,127
Invesco Limited	2,017	40,522
Legg Mason Incorporated	556	13,372
Morgan Stanley	6,638	100,433
Northern Trust Corporation«	1,077	42,714
State Street Corporation	2,200	88,682
T. Rowe Price Group Incorporated«	1,130	64,354

		919,474

Commercial Banks: 1.52%
Branch Banking & Trust Corporation	3,118	78,480
Comerica Incorporated	888	22,910

16	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Commercial Banks (continued)
Fifth Third Bancorp	4,114	$52,330
First Horizon National Corporation	1,179	9,432
Huntington Bancshares Incorporated	3,864	21,213
KeyCorp Incorporated	4,262	32,775
M&T Bank Corporation«	561	42,827
PNC Financial Services Group Incorporated	2,353	135,698
Regions Financial Corporation	5,630	24,209
SunTrust Banks Incorporated	2,401	42,498
US Bancorp	8,536	230,899
Wells Fargo & Company(l)	23,588	650,085
Zions Bancorporation	824	13,415

		1,356,771

Consumer Finance: 0.95%
American Express Company	4,519	213,161
Capital One Financial Corporation«	2,056	86,948
Discover Financial Services	2,458	58,992
MasterCard Incorporated	476	177,462
SLM Corporation	2,275	30,485
Visa Incorporated Class A«	2,274	230,879
Western Union Company«	2,769	50,562

		848,489

Diversified Financial Services: 2.20%
Bank of America Corporation	45,337	252,074
Berkshire Hathaway Incorporated Class B†	7,863	599,947
Citigroup Incorporated	13,077	344,056
CME Group Incorporated	296	72,126
InterContinental Exchange Incorporated†«	324	39,058
JPMorgan Chase & Company	16,996	565,117
Leucadia National Corporation«	886	20,148
Moody’s Corporation«	873	29,403
NASDAQ Stock Market Incorporated†	570	13,971
NYSE Euronext Incorporated	1,171	30,563

		1,966,463

Insurance: 1.37%
ACE Limited	1,506	105,601
AFLAC Incorporated	2,087	90,284
Allstate Corporation	2,260	61,947
American International Group Incorporated†	1,953	45,310
AON Corporation	1,446	67,673
Assurant Incorporated	411	16,876
Chubb Corporation«	1,243	86,040
Cincinnati Financial Corporation	725	22,084
Genworth Financial Incorporated†	2,195	14,377
Hartford Financial Services Group Incorporated	1,993	32,386
Lincoln National Corporation	1,349	26,198
Loews Corporation	1,365	51,392
Marsh & McLennan Companies Incorporated	2,406	76,078

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Index Asset Allocation Fund	17

Security Name	Shares	Value

Insurance (continued)
MetLife Incorporated	4,730	$147,481
Principal Financial Group Incorporated	1,364	33,554
Prudential Financial Incorporated«	2,111	105,803
The Progressive Corporation	2,758	53,809
The Travelers Companies Incorporated	1,846	109,228
Torchmark Corporation	455	19,742
UnumProvident Corporation	1,307	27,538
XL Group plc	1,433	28,330

		1,221,731

Real Estate Management & Development: 0.02%
CBRE Group Incorporated†	1,450	22,069

REIT: 1.03%
Apartment Investment & Management Company Class A	540	12,371
AvalonBay Communities Incorporated	425	55,505
Boston Properties Incorporated	660	65,736
Equity Residential Corporation«	1,326	75,622
HCP Incorporated«	1,824	75,568
Health Care REIT Incorporated«	848	46,241
Host Hotels & Resorts Incorporated«	3,158	46,644
Kimco Realty Corporation	1,820	29,557
Plum Creek Timber Company«	721	26,360
Prologis Incorporated	2,049	58,581
Public Storage Incorporated«	635	85,382
Simon Property Group Incorporated	1,314	169,427
Ventas Incorporated«	1,287	70,952
Vornado Realty Trust	825	63,410
Weyerhaeuser Company	2,399	44,789

		926,145

Thrifts & Mortgage Finance: 0.04%
Hudson City Bancorp Incorporated	2,359	14,744
People’s United Financial Incorporated«	1,613	20,727

		35,471

Health Care: 6.69%

Biotechnology: 0.69%
Amgen Incorporated	3,548	227,817
Biogen Idec Incorporated†	1,086	119,514
Celgene Corporation†	1,985	134,186
Gilead Sciences Incorporated†	3,359	137,484

		619,001

Health Care Equipment & Supplies: 1.01%
Baxter International Incorporated	2,522	124,789
Becton Dickinson & Company	961	71,806
Boston Scientific Corporation†	6,626	35,383
C.R. Bard Incorporated	383	32,747
CareFusion Corporation†	1,004	25,512

18	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Health Care Equipment & Supplies (continued)
Covidien plc	2,157	$97,087
DENTSPLY International Incorporated«	633	22,149
Edwards Lifesciences Corporation†	510	36,057
Intuitive Surgical Incorporated†	174	80,564
Medtronic Incorporated	4,720	180,540
St. Jude Medical Incorporated	1,426	48,912
Stryker Corporation	1,454	72,278
Varian Medical Systems Incorporated†«	503	33,766
Zimmer Holdings Incorporated«	801	42,789

		904,379

Health Care Providers & Services: 1.20%
Aetna Incorporated	1,620	68,348
AmerisourceBergen Corporation	1,155	42,954
Cardinal Health Incorporated	1,545	62,742
CIGNA Corporation	1,276	53,592
Coventry Health Care Incorporated†	645	19,589
DaVita Incorporated†«	418	31,689
Express Scripts Incorporated†	2,176	97,245
Humana Incorporated	731	64,043
Laboratory Corporation of America Holdings†«	443	38,085
McKesson Corporation	1,098	85,545
Medco Health Solutions Incorporated†	1,731	96,763
Patterson Companies Incorporated«	392	11,572
Quest Diagnostics Incorporated	705	40,932
Tenet Healthcare Corporation†«	1,942	9,962
UnitedHealth Group Incorporated«	4,768	241,642
WellPoint Incorporated	1,555	103,019

		1,067,722

Health Care Technology: 0.05%
Cerner Corporation†«	651	39,874

Life Sciences Tools & Services: 0.16%
Life Technologies Corporation†	797	31,011
PerkinElmer Incorporated	505	10,100
Thermo Fisher Scientific Incorporated†	1,692	76,089
Waters Corporation†«	400	29,620

		146,820

Pharmaceuticals: 3.58%
Abbott Laboratories	6,967	391,754
Allergan Incorporated	1,364	119,677
Bristol-Myers Squibb Company	7,579	267,084
Eli Lilly & Company	4,557	189,389
Forest Laboratories Incorporated†	1,194	36,130
Hospira Incorporated†«	736	22,352
Johnson & Johnson Services Incorporated«	12,214	800,994
Merck & Company Incorporated	13,633	513,964
Mylan Laboratories Incorporated†	1,907	40,924
Perrigo Company	416	40,477

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Index Asset Allocation Fund	19

Security Name	Shares	Value

Pharmaceuticals (continued)
Pfizer Incorporated	34,383	$744,048
Watson Pharmaceuticals Incorporated†	568	34,273

		3,201,066

Industrials: 6.03%

Aerospace & Defense: 1.47%
Boeing Company	3,324	243,815
General Dynamics Corporation	1,592	105,725
Goodrich Corporation	560	69,272
Honeywell International Incorporated«	3,459	187,997
L-3 Communications Holdings Incorporated	446	29,739
Lockheed Martin Corporation	1,186	95,947
Northrop Grumman Corporation«	1,168	68,305
Precision Castparts Corporation«	644	106,125
Raytheon Company	1,548	74,892
Rockwell Collins Incorporated«	676	37,430
United Technologies Corporation	4,052	296,161

		1,315,408

Air Freight & Logistics: 0.59%
C.H. Robinson Worldwide Incorporated«	734	51,219
Expeditors International of Washington Incorporated	948	38,830
FedEx Corporation	1,418	118,417
United Parcel Service Incorporated Class B	4,316	315,888

		524,354

Airlines: 0.03%
Southwest Airlines Company«	3,482	29,806

Building Products: 0.02%
Masco Corporation	1,600	16,768

Commercial Services & Supplies: 0.31%
Avery Dennison Corporation	470	13,480
Cintas Corporation	493	17,161
Dun & Bradstreet Corporation	217	16,238
Equifax Incorporated	541	20,958
Iron Mountain Incorporated«	830	25,564
Pitney Bowes Incorporated«	892	16,538
Republic Services Incorporated	1,408	38,790
Robert Half International Incorporated	639	18,186
RR Donnelley & Sons Company«	840	12,121
Stericycle Incorporated†«	380	29,610
Waste Management Incorporated«	2,059	67,350

		275,996

Construction & Engineering: 0.09%
Fluor Corporation	758	38,090
Jacobs Engineering Group Incorporated†«	573	23,252
Quanta Services Incorporated†«	939	20,226

		81,568

20	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Electrical Equipment: 0.31%
Cooper Industries plc	707	$38,284
Emerson Electric Company«	3,290	153,281
Rockwell Automation Incorporated«	634	46,517
Roper Industries Incorporated	431	37,441

		275,523

Industrial Conglomerates: 1.37%
3M Company	3,134	256,142
General Electric Company	47,222	845,746
Textron Incorporated	1,244	23,002
Tyco International Limited	2,066	96,503

		1,221,393

Machinery: 1.22%
Caterpillar Incorporated	2,892	262,015
Cummins Incorporated«	862	75,873
Danaher Corporation	2,548	119,858
Deere & Company«	1,851	143,175
Dover Corporation	829	48,123
Eaton Corporation	1,494	65,034
Flowserve Corporation	248	24,631
Illinois Tool Works Incorporated«	2,161	100,940
Ingersoll-Rand plc«	1,396	42,536
Joy Global Incorporated«	470	35,236
Paccar Incorporated«	1,602	60,027
Pall Corporation«	515	29,432
Parker Hannifin Corporation	675	51,469
Snap-On Incorporated	260	13,161
Xylem Incorporated	825	21,194

		1,092,704

Road & Rail: 0.50%
CSX Corporation	4,696	98,898
Norfolk Southern Corporation«	1,503	109,509
Ryder System Incorporated	228	12,116
Union Pacific Corporation	2,160	228,830

		449,353

Trading Companies & Distributors: 0.12%
Fastenal Company«	1,320	57,565
W.W. Grainger Incorporated«	271	50,728

		108,293

Information Technology: 10.37%

Communications Equipment: 1.19%
Cisco Systems Incorporated	24,045	434,734
F5 Networks Incorporated†	355	37,673
Harris Corporation«	517	18,633
JDS Uniphase Corporation†	1,024	10,691
Juniper Networks Incorporated†	2,352	48,004

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Index Asset Allocation Fund	21

Security Name	Shares	Value

Communications Equipment (continued)
Motorola Mobility Holdings Incorporated†	1,179	$45,745
Motorola Solutions Incorporated	1,281	59,297
QUALCOMM Incorporated	7,518	411,235

		1,066,012

Computers & Peripherals: 2.64%
Apple Incorporated†	4,157	1,683,585
Dell Incorporated†	6,830	99,923
EMC Corporation†«	9,124	196,531
Hewlett-Packard Company	8,887	228,929
Lexmark International Incorporated«	321	10,615
NetApp Incorporated†«	1,604	58,177
SanDisk Corporation†	1,074	52,852
Western Digital Corporation†	1,045	32,343

		2,362,955

Electronic Equipment, Instruments & Components: 0.32%
Agilent Technologies Incorporated†	1,553	54,246
Amphenol Corporation Class A	741	33,634
Corning Incorporated	7,029	91,236
FLIR Systems Incorporated«	697	17,474
Jabil Circuit Incorporated	819	16,102
Molex Incorporated	613	14,626
TE Connectivity Limited	1,898	58,477

		285,795

Internet Software & Services: 1.15%
Akamai Technologies Incorporated†	802	25,889
eBay Incorporated†	5,139	155,866
Google Incorporated Class A†	1,130	729,867
VeriSign Incorporated	711	25,397
Yahoo! Incorporated†	5,547	89,473

		1,026,492

IT Services: 1.70%
Accenture plc«	2,866	152,557
Automatic Data Processing Incorporated	2,185	118,012
Cognizant Technology Solutions Corporation Class A†	1,351	86,883
Computer Sciences Corporation	693	16,424
Fidelity National Information Services Incorporated	1,085	28,850
Fiserv Incorporated†	630	37,006
International Business Machines Corporation«	5,271	969,231
Paychex Incorporated	1,442	43,419
SAIC Incorporated†	1,235	15,178
Teradata Corporation†«	748	36,285
Total System Services Incorporated	725	14,181

		1,518,026

Office Electronics: 0.06%
Xerox Corporation	6,204	49,384

22	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Semiconductors & Semiconductor Equipment: 1.33%
Advanced Micro Devices Incorporated†	2,618	$14,137
Altera Corporation	1,435	53,239
Analog Devices Incorporated	1,332	47,659
Applied Materials Incorporated	5,840	62,546
Broadcom Corporation Class A	2,169	63,682
First Solar Incorporated†	262	8,845
Intel Corporation«	22,776	552,318
KLA-Tencor Corporation«	745	35,946
Linear Technology Corporation	1,018	30,571
LSI Logic Corporation†	2,520	14,994
Microchip Technology Incorporated«	854	31,282
Micron Technology Incorporated†	4,417	27,783
Novellus Systems Incorporated†	297	12,263
NVIDIA Corporation†	2,731	37,852
Teradyne Incorporated†	823	11,217
Texas Instruments Incorporated	5,111	148,781
Xilinx Incorporated«	1,173	37,606

		1,190,721

Software: 1.98%
Adobe Systems Incorporated†	2,195	62,053
Autodesk Incorporated†	1,014	30,755
BMC Software Incorporated†	761	24,946
CA Incorporated	1,655	33,456
Citrix Systems Incorporated†	834	50,640
Electronic Arts Incorporated†	1,482	30,529
Intuit Incorporated	1,329	69,892
Microsoft Corporation	33,488	869,348
Oracle Corporation	17,600	451,440
Red Hat Incorporated†«	862	35,592
Salesforce.com Incorporated†«	608	61,688
Symantec Corporation†	3,297	51,598

		1,771,937

Materials: 1.99%

Chemicals: 1.27%
Air Products & Chemicals Incorporated	941	80,164
Airgas Incorporated	305	23,814
CF Industries Holdings Incorporated	292	42,334
Dow Chemical Company	5,286	152,025
E.I. du Pont de Nemours & Company	4,132	189,163
Eastman Chemical Company	615	24,022
Ecolab Incorporated	1,342	77,581
FMC Corporation	314	27,017
International Flavors & Fragrances Incorporated	361	18,924
Monsanto Company	2,394	167,748
Mosaic Company	1,331	67,122
PPG Industries Incorporated	690	57,608
Praxair Incorporated	1,340	143,246
Sherwin-Williams Company	385	34,369

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Index Asset Allocation Fund	23

Security Name	Shares	Value

Chemicals (continued)
Sigma-Aldrich Corporation«	538	$33,603

		1,138,740

Construction Materials: 0.02%
Vulcan Materials Company	578	22,744

Containers & Packaging: 0.08%
Ball Corporation	727	25,961
Bemis Company Incorporated	460	13,837
Owens-Illinois Incorporated†	734	14,225
Sealed Air Corporation	859	14,783

		68,806

Metals & Mining: 0.53%
Alcoa Incorporated	4,760	41,174
Allegheny Technologies Incorporated«	475	22,705
Cliffs Natural Resources Incorporated	639	39,842
Freeport-McMoRan Copper & Gold Incorporated Class B	4,239	155,953
Newmont Mining Corporation	2,213	132,802
Nucor Corporation«	1,416	56,031
Titanium Metals Corporation	368	5,513
United States Steel Corporation	644	17,040

		471,060

Paper & Forest Products: 0.09%
International Paper Company«	1,954	57,838
MeadWestvaco Corporation	763	22,852

		80,690

Telecommunication Services: 1.81%

Diversified Telecommunication Services: 1.64%
AT&T Incorporated	26,506	801,541
CenturyTel Incorporated	2,762	102,746
Frontier Communications Corporation«	4,451	22,923
Verizon Communications Incorporated«	12,663	508,040
Windstream Corporation«	2,606	30,594

		1,465,844

Wireless Telecommunication Services: 0.17%
American Tower Corporation Class A	1,757	105,438
MetroPCS Communications Incorporated†	1,312	11,388
Sprint Nextel Corporation†	13,400	31,356

		148,182

Utilities: 2.20%

Electric Utilities: 1.28%
American Electric Power Company Incorporated	2,160	89,230
Consolidated Edison Incorporated«	1,310	81,259
Duke Energy Corporation«	5,961	131,142

24	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2011

Security Name		Shares	Value

Electric Utilities (continued)
Edison International		1,457	$60,320
Entergy Corporation«		787	57,490
Exelon Corporation«		2,965	128,592
FirstEnergy Corporation«		1,870	82,841
Nextera Energy Incorporated		1,889	115,002
Northeast Utilities		791	28,531
Pepco Holdings Incorporated«		1,015	20,605
Pinnacle West Capital Corporation		488	23,512
PPL Corporation		2,586	76,080
Progress Energy Incorporated		1,319	73,890
The Southern Company«		3,855	178,448

			1,146,942

Gas Utilities: 0.07%
AGL Resources Incorporated		523	22,102
ONEOK Incorporated		460	39,877

			61,979

Independent Power Producers & Energy Traders: 0.10%
AES Corporation†		2,883	34,135
Constellation Energy Group Incorporated		901	35,743
NRG Energy Incorporated†		1,028	18,627

			88,505

Multi-Utilities: 0.75%
Ameren Corporation		1,083	35,880
CenterPoint Energy Incorporated		1,905	38,271
CMS Energy Corporation«		1,127	24,884
Dominion Resources Incorporated«		2,547	135,195
DTE Energy Company		757	41,219
Integrys Energy Group Incorporated		348	18,855
NiSource Incorporated«		1,257	29,929
PG&E Corporation		1,815	74,814
Public Service Enterprise Group Incorporated		2,262	74,669
SCANA Corporation		516	23,251
Sempra Energy		1,071	58,905
TECO Energy Incorporated		965	18,470
Wisconsin Energy Corporation«		1,047	36,603
Xcel Energy Incorporated		2,169	59,951

			670,896

Total Common Stocks (Cost $44,371,757)			50,927,931

	Dividend Yield
Preferred Stocks: 0.00%

Consumer Discretionary: 0.00%

Specialty Retail: 0.00%
Orchard Supply Hardware Corporation Series A(a)†	0.00%	7	26

Total Preferred Stocks (Cost $25)			26

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Index Asset Allocation Fund	25

Security Name	Interest Rate	Maturity Date	Principal	Value

U.S. Treasury Securities: 36.22%
U.S. Treasury Bond	3.50%	02/15/2039	$1,289,000	$1,447,104
U.S. Treasury Bond	3.75	08/15/2041	2,276,000	2,670,388
U.S. Treasury Bond	3.88	08/15/2040	2,163,000	2,587,151
U.S. Treasury Bond	4.25	05/15/2039	1,484,000	1,884,449
U.S. Treasury Bond	4.25	11/15/2040	2,104,000	2,677,340
U.S. Treasury Bond	4.38	02/15/2038	736,000	950,360
U.S. Treasury Bond	4.38	11/15/2039	2,010,000	2,604,520
U.S. Treasury Bond	4.38	05/15/2040	2,084,000	2,701,385
U.S. Treasury Bond	4.25	05/15/2041	2,224,000	2,891,200
U.S. Treasury Bond	4.50	02/15/2036	1,195,000	1,562,463
U.S. Treasury Bond	4.50	05/15/2038	920,000	1,211,094
U.S. Treasury Bond	4.50	08/15/2039	1,509,000	1,991,645
U.S. Treasury Bond	4.63	02/15/2040	1,925,000	2,591,231
U.S. Treasury Bond	4.75	02/15/2037	668,000	906,706
U.S. Treasury Bond	4.75	02/15/2041	1,930,000	2,654,655
U.S. Treasury Bond	5.00	05/15/2037	748,000	1,051,642

Total U.S. Treasury Securities (Cost $25,917,313)				32,383,333

Other: 0.65%
Gryphon Funding Limited, Pass-Through Entity(a)(i)(v)			406,693	113,874
VFNC Corporation, Pass-Through Entity, 0.30%(a)(i)(v)144A±			1,092,611	469,823

Total Other (Cost $262,519)				583,697

	Yield		Shares
Short-Term Investments: 17.20%

Investment Companies: 14.61%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.04		3,329,088	3,329,088
Wells Fargo Securities Lending Cash Investments, LLC(l)(v)(u)(r)	0.12		9,730,579	9,730,579

				13,059,667

		Maturity Date	Principal
U.S. Treasury Securities: 2.59%
U.S. Treasury Bill#	0.01	02/02/2012	$840,000	839,992
U.S. Treasury Bill#	0.02	04/05/2012	30,000	29,999
U.S. Treasury Bill#	0.12	05/03/2012	1,450,000	1,449,878

				2,319,869

Total Short-Term Investments (Cost $15,379,442)				15,379,536

Total Investments in Securities
(Cost $85,931,056)*	111.04%	99,274,523
Other Assets and Liabilities, Net	(11.04)	(9,872,234)

Total Net Assets	100.00%	$89,402,289

26	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2011

†	Non-income earning security.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate. The total cost of affiliated investments is $14,041,272.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $88,561,894 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$24,568,661
Gross unrealized depreciation	(13,856,032)

Net unrealized appreciation	$10,712,629

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—December 31, 2011	Wells Fargo Advantage VT Index Asset Allocation Fund	27

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$85,564,771
In affiliated securities, at value	13,709,752

Total investments, at value (see cost below)	99,274,523
Receivable for investments sold	8,120
Receivable for Fund shares sold	28,517
Receivable for dividends and interest	368,103
Receivable for securities lending income	986
Prepaid expenses and other assets	828

Total assets	99,681,077

Liabilities
Payable for Fund shares redeemed	51,469
Payable upon receipt of securities loaned	9,993,099
Payable for daily variation margin on open futures contracts	139,225
Advisory fee payable	26,599
Distribution fees payable	19,491
Due to other related parties	10,069
Accrued expenses and other liabilities	38,836

Total liabilities	10,278,788

Total net assets	$89,402,289

NET ASSETS CONSIST OF
Paid-in capital	$107,354,986
Accumulated net realized losses on investments	(31,785,134)
Net unrealized gains on investments	13,832,437

Total net assets	$89,402,289

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 2	$89,402,289
Shares outstanding – Class 2	7,396,366
Net asset value per share – Class 2	$12.09

Total investments, at cost	$85,931,056

Securities on loan, at value	$9,707,881

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage VT Index Asset Allocation Fund	Statement of Operations—Year Ended December 31, 2011

Investment income
Interest	$1,359,065
Dividends	1,170,808
Securities lending income, net	19,693
Income from affiliated securities	15,039

Total investment income	2,564,605

Expenses
Advisory fee	523,480
Administration fees
Fund level	47,588
Class 2	76,143
Distribution fees
Class 2	237,945
Custody and accounting fees	47,545
Professional fees	36,361
Shareholder report expenses	11,342
Trustees’ fees and expenses	16,312
Other fees and expenses	9,045

Total expenses	1,005,761
Less: Fee waivers and/or expense reimbursements	(59,589)

Net expenses	946,172

Net investment income	1,618,433

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	3,762,024
Affiliated securities	(78,827)
Futures transactions	(3,425,674)

Net realized gains on investments	257,523

Net change in unrealized gains (losses) on:
Unaffiliated securities	5,137,125
Affiliated securities	(16,257)
Futures transactions	(1,021,496)

Net change in unrealized gains (losses) on investments	4,099,372

Net realized and unrealized gains (losses) on investments	4,356,895

Net increase in net assets resulting from operations	$5,975,328

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage VT Index Asset Allocation Fund	29

	Year Ended December 31,2011		Year Ended December 31, 2010

Operations
Net investment income		$1,618,433			$1,836,429
Net realized gains on investments		257,523			160,010
Net change in unrealized gains (losses) on investments		4,099,372			10,765,649

Net increase in net assets resulting from operations		5,975,328			12,762,088

Distributions to shareholders from
Net investment income – Class 2		(2,862,036)			(1,839,244)[1]

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	112,473	1,333,493	139,292	[1]	1,515,929 [1]
Reinvestment of distributions – Class 2	242,703	2,862,036	168,941	[1]	1,839,244 [1]
Payment for shares redeemed – Class 2	(1,742,779)	(20,852,107)	(2,281,355)[1]		(24,603,284)[1]

Net decrease in net assets resulting from capital share transactions		(16,656,578)			(21,248,111)

Total decrease in net assets		(13,543,286)			(10,325,267)

Net assets
Beginning of period		102,945,575			113,270,842

End of period		$89,402,289			$102,945,575

Undistributed net investment income		$0			$87,874

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage VT Index Asset Allocation Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended December 31,
Class 2[1]	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.72	$10.53	$9.31	$14.64	$14.13
Net investment income	0.21	0.20	0.19	0.30	0.34
Net realized and unrealized gains (losses) on investments	0.54	1.18	1.22	(4.32)	0.73

Total from investment operations	0.75	1.38	1.41	(4.02)	1.07
Distributions to shareholders from
Net investment income	(0.38)	(0.19)	(0.19)	(0.30)	(0.33)
Net realized gains	0.00	0.00	0.00	(1.01)	(0.23)

Total distributions to shareholders	(0.38)	(0.19)	(0.19)	(1.31)	(0.56)
Net asset value, end of period	$12.09	$11.72	$10.53	$9.31	$14.64
Total return	6.48%	13.29%	15.46%	(29.11)%	7.60%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.10%	1.07%	1.07%	1.02%
Net expenses	0.99%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.70%	1.76%	2.01%	2.37%	2.26%
Supplemental data
Portfolio turnover rate	17%	25%	43%	21%	25%
Net assets, end of period (000’s omitted)	$89,402	$102,946	$113,271	$125,958	$254,054

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage VT Index Asset Allocation Fund	31

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Fixed income securities with maturities exceeding 60 days are valued based on available evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining

32	Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to Financial Statements

to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

For Wells Fargo Advantage Funds that participated in securities lending activity prior to February 13, 2009, certain structured investment vehicles purchased in a joint account by the former securities lending agent defaulted or were impaired. Certain of the Wells Fargo Advantage Funds still hold ownership interest in these structured investment vehicles, which have since been restructured as pass-through securities. If the Fund holds an ownership interest in such pass-through securities, information regarding this ownership interest can be found in the Portfolio of Investments under the category “Other”.

Futures contracts

The Fund may be subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to recognition of partnership income and dividends from certain securities. At December 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$(1,134,474)	$1,155,729	$(21,255)

Notes to Financial Statements	Wells Fargo Advantage VT Index Asset Allocation Fund	33

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2011, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $23,800,005 with $20,075,438 expiring in 2016 and $3,724,567 expiring in 2017.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$50,927,905	$26	$0	$50,927,931
Preferred stocks	0	26	0	26
U.S. Treasury securities	32,383,333	0	0	32,383,333
Other	0	0	583,697	583,697
Short-term investments
Investment companies	3,329,088	9,730,579	0	13,059,667
U.S. Treasury securities	2,319,869	0	0	2,319,869
	$88,960,195	$9,730,631	$583,697	$99,274,523

Further details on the major security types listed above can be found in the Portfolio of Investments.

34	Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to Financial Statements

As of December 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts+	$488,970	$0	$0	$488,970

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of December 31, 2010	$967,562
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	(31,477)
Purchases	0
Sales	(352,388)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of December 31, 2011	$583,697
Change in unrealized gains (losses) relating to securities still held at December 31, 2011	$(193,364)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended December 31, 2011, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and for Class 2 shares a class level administration fee of 0.08% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Notes to Financial Statements	Wells Fargo Advantage VT Index Asset Allocation Fund	35

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (securities with maturities of one year or less at purchase date), for the year ended December 31, 2011 were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$10,490,999	$5,126,236	$7,460,472	$31,415,700

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2011, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocative strategy.

At December 31, 2011, the Fund had long and short futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Contract Value at December 31, 2011	Net Unrealized Gains (Losses)
March 2012	3 Long	30-Year U.S. Treasury Bonds	$434,438	$1,562
March 2012	149 Short	30-Year U.S. Treasury Bonds	21,577,063	52,383
March 2012	78 Long	S&P 500 Index	24,425,700	435,025

The Fund had average contract amounts of $25,647,588 and $23,749,685 in long and short futures contracts, respectively, during the year ended December 31, 2011.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows for the Fund:

	Asset Derivatives
	Balance Sheet Location	Fair Value
Interest rate contracts	Net assets – Net unrealized gains on investments	$53,945	*
Equity contracts	Net assets – Net unrealized gains on investments	435,025	*
		$488,970

*	Amount represents cumulative unrealized gains (losses) on futures contracts. Only the variation margin as of December 31, 2011 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 was as follows for the Fund:

	Amount of Realized Gains (Losses) on Derivatives	Change in Unrealized Gains (Losses) on Derivatives
Interest rate contracts	$(3,966,239)	$(931,846)
Equity contracts	540,565	(89,650)
	$(3,425,674)	$(1,021,496)

36	Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to Financial Statements

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended December 31, 2011, the Fund paid $195 in commitment fees.

For the year ended December 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,862,036 and $1,839,244 of ordinary income for the years ended December 31, 2011 and December 31, 2010, respectively.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains	Capital Loss Carryforward
$5,847,308	$(23,800,005)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage VT Index Asset Allocation Fund	37

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Index Asset Allocation Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Index Asset Allocation Fund as of December 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2012

38	Wells Fargo Advantage VT Index Asset Allocation Fund	Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 38.69% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2011.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	39

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

40	Wells Fargo Advantage VT Index Asset Allocation Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage VT Index Asset Allocation Fund	41

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

207572 02-12 AVT2/AR148 12-11

Wells Fargo Advantage

VT International Equity Fund

Annual Report

December 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $216 billion in assets under management, as of December 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT International Equity Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage VT International Equity Fund for the 12-month period that ended December 31, 2011.

For the full 12-month period, most of the major domestic equity indexes posted either modest gains or relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced throughout the year as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long-term, such a strategy may allow you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery gained traction as the year progressed.

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

2011 opened on a note of mounting optimism regarding the strength of the recovery, yet a batch of disappointing economic data in the spring and summer cast renewed doubts on the sustainability of the recovery. In September, it was reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth at an annual rate of 0.4% in the first quarter. According to the December estimate, GDP growth accelerated to an annual rate of 1.8% in the third quarter, reigniting hopes for a sustainable recovery. Those hopes were buoyed by widespread anticipation of even stronger GDP growth in the fourth quarter. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, although many expected a sluggish growth environment in 2012.

The struggling housing and labor markets slowed growth.

As has been the case throughout the recovery, the housing and labor markets continued to restrain economic momentum during 2011.

The beleaguered housing market has arguably exerted the biggest drag on growth. Despite intermittent signs of improvement, ongoing weakness in sales of both new and existing homes has put considerable downward pressure on prices. On the other hand, the labor market took a decided turn for the better in the latter half of the year: initial unemployment claims have eased in recent months, and the private sector has been steadily adding jobs. The pace of hiring, while not brisk, was sufficient to push the U.S. unemployment rate down to 8.5% as of December 2011—still well above its historical average, but at its lowest level since February 2009. Many observers expect the unemployment rate to decline further in 2012, which could act as a tailwind for consumer spending—widely viewed as one of the keys to long-term economic growth.

The Federal Reserve announced that it will keep rates low until 2013.

Consumers have already demonstrated some resilience in their spending—even in the face of higher energy costs. Oil prices skyrocketed in early 2011 before retreating later in the year, only to spike again during the fourth quarter. Yet

Letter to Shareholders	Wells Fargo Advantage VT International Equity Fund	3

“core” inflation, which excludes volatile energy and food prices, remained fairly benign throughout the year.

With inflation in check, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. Following its August 9 meeting, the Federal Open Market Committee (FOMC) issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate through at least mid-2013. In addition, the Fed carried out its second round of quantitative easing (QE2) in an effort to promote a more robust economic expansion. The stimulus program was completed as scheduled in June 2011. In September, the Fed launched yet another stimulus program—dubbed “Operation Twist”—that is designed to keep intermediate- and longer-term yields relatively low. The goal with keeping longer-term rates low is to encourage lending activity to spark business investments and home purchases, which, in turn, may provide support for a more sustainable economic recovery.

Market volatility was a dominant theme throughout most of 2011.

Despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle East, the U.S. equity market performed very well from January through April of 2011. Some upbeat economic news, better-than-expected corporate profits, and investor enthusiasm about QE2 were among the catalysts for the market’s four-month advance.

In May and June, the market climate shifted to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that Europe’s sovereign debt problems could spiral out of control if a Greek default triggered financial contagion across the continent. In July and August, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the Standard & Poor’s downgrade of the U.S. credit rating. The barrage of unsettling headlines led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. Although volatility persisted into the fourth quarter, the market was able to rebound amid improved economic data and hopes for a resolution to the European crisis.

For the full 12-month period, the S&P 500 Index1 of large-cap stocks achieved a total return of 2.1%. The Russell Midcap® Index2 and the Russell 2000® Index3 of small-cap stocks lost 1.6% and 4.2%, respectively. International stocks fared worse than their U.S. counterparts, with the MSCI EAFE Index4 shedding 14.8%.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

4	Wells Fargo Advantage VT International Equity Fund	Letter to Shareholders

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors.

Recent events have not altered our message to shareholders.

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rally that followed. In our opinion, the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified5 investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a broad range of asset classes and investment styles. While diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders Effective March 1, 2012, the Fund’s permitted investment limit in emerging market equity securities changed from 20% of the Fund’s total assets to 30%.

5.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT International Equity Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Francis X. Claró, CFA2

Jeffrey Everett, CFA2

Dale A. Winner, CFA2

FUND INCEPTION

August 17, 1998

12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2011
Class 2	(12.91)%
MSCI EAFE Free Index (Net)[1]	(12.14)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 0.94% for Class 2. The Fund’s gross and net expense ratios are 1.27% and 0.95%, respectively, for Class 2 shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE Free”) Free Index (Net) is an unmanaged group of securities widely regarded by investors to be representative of the stock markets of Europe, Australasia, and the Far East. MSCI Free Indexes (Net) are constructed to reflect investment opportunities for global investors to account for local market restrictions on stock ownership by international investors. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	Effective March 1, 2012, Jeffrey Everett and Dale Winner replaced Francis Claró as Portfolio Managers of the Fund.

3.	The chart compares the performance of the Wells Fargo Advantage VT International Equity Fund Class 2 for the most recent ten years of the Fund with the MSCI EAFE Free Index (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6	Wells Fargo Advantage VT International Equity Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund lagged its benchmark, the MSCI EAFE Free Index (Net), for the 12-month period that ended December 31, 2011, largely due to positions within the industrials, consumer staples, and materials sectors.

■

Our bottom-up focus on stock selection resulted in overweights to the consumer discretionary and information technology (IT) sectors at the expense of allocations to financials and utilities. In total, our sector positioning aided relative performance.

■

Individual stock and sector positionings were reflected in geographic overweights to emerging markets and Canada and underweights to Japan and Asia excluding Japan. We saw positive performance within emerging markets, while holdings in Canada detracted.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF DECEMBER 31, 2011)
Vodafone Group plc	2.61%
Nestle SA	2.34%
Toyota Motor Corporation	2.27%
Royal Dutch Shell plc Class A	2.22%
Roche Holdings AG	1.98%
Repsol YPF SA	1.93%
Novartis AG	1.89%
Fresenius SE & Company KGaA	1.80%
Diageo plc	1.79%
Shanghai Electric Group Company Limited	1.72%

2011 proved to be a difficult year for international equity markets.

The MSCI EAFE Free Index (Net) returned -12.14% during the period as sovereign debt concerns in Europe dominated much of the year. European bank stocks led the decline, reflecting their direct exposure to such countries as Greece and Portugal as well as higher funding costs and concerns about the need to meet tough new capital requirements. In the face of a hesitant response from European policymakers, sovereign bond yields soared and bank funding became increasingly difficult. Most asset classes displayed exceptional volatility, including stocks, bonds, and currencies. Reflecting these uncertainties, global economic growth slowed and earnings projections were revised downward. In addition, within the Asia Pacific region, Japan was hit by the effects of the tsunami early in the year, while policy tightening and slower export growth dampened Chinese economic prospects.

Macroeconomic factors largely affected the portfolio during the period, particularly exposure to cyclical businesses such as professional staffing firms. The Fund’s cash position, which averaged 5.6% of assets, was the strongest contributor to relative performance. In terms of sector exposures, the portfolio benefited from IT, utilities, and telecommunication services holdings. Specifically, stock performance within IT and telecommunication services more than offset the negative effects of overweighting the first sector and underweighting the second. We had only one position within the utilities sector, German-based E.ON AG; the Fund benefited from our underweight to the sector, which underperformed.

Detractors during the period included holdings within the industrials, consumer staples, and materials sectors. Within industrials, professional staffing companies sold off due to fears that a European recession would lead to reduced demand for staffing, a major detractor that was partially offset by a position in U.K. equipment rental company Ashtead Group plc. Within consumer staples, positions in brewer Carlsberg Breweries A/S and food retailer Metro AG detracted, while exposure to mining stocks led to underperformance within materials as commodities prices softened during the latter half of the year.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT International Equity Fund	7

On a geographic basis, we saw positive performance within emerging markets, particularly China and South Korea. Europe also contributed, as our positions within France and Spain boosted returns within the region. Holdings within the U.K. and Canada detracted.

SECTOR DISTRIBUTION[5] (AS OF DECEMBER 31, 2011)

Moving into 2012, markets remain unsettled.

The new year is likely to prove critical in determining the outcome of many of the risk factors that markets grappled with during 2011. Outcomes related to the viability of the eurozone, the sustainability of Chinese growth rates, and the political direction of the U.S. will all affect investor confidence in 2012. The year is also beginning with generally weaker global economic growth, particularly in Europe, and continued fears in both bond and equity markets. Financials continue to deleverage globally and are suffering from high funding costs, a lack of sources for capital, a challenging operating environment, and a harsh regulatory environment. The situation within the financials sector is another hurdle to spurring global economic growth. On the positive side, the European Central Bank’s injection of $600 billion in three-year loans has helped increase liquidity within the eurozone’s banking system.

We believe that equities are inexpensive relative to virtually any other investment and fairly inexpensive relative to their own history. In our view, investors are demanding too high of a risk premium to own stocks in an environment of low borrowing costs, healthy balance sheets, lean corporate operations, and high profitability. We believe that most companies are in a good position to successfully overcome any upcoming challenges. If that happens, we could see a strong wave of capital expenditures, corporate hiring, and merger and acquisition activity. Such a scenario seems a long way off, as confidence has eroded in every area of the economy—from consumers to corporate management to investors. Historically, though, it has generally paid to buy equities when they were inexpensive and unpopular, and we are seeing attractive equity valuations across the globe, including in Europe and China. We hope that our discipline of buying stocks when they’re out of favor will ultimately bode well for the strategy’s returns, but in the near term, we believe that market turbulence is likely to persist.

5.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage VT International Equity Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF DECEMBER 31, 2011)

						Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class 1	08/17/1998	(15.86)	(12.79)	(4.49)	4.75	1.02%	0.70%
Class 2	07/31/2002	(15.98)	(12.91)	(4.73)	4.51	1.27%	0.95%
MSCI EAFE Free Index (Net)[1]		(16.31)	(12.14)	(4.72)	4.67

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

6.	Performance shown for Class 2 shares prior to its inception reflects the performance of Class 1 shares, adjusted to reflect the higher expenses applicable to Class 2 shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen VA International Equity Fund. Effective July 16, 2010, the Fund changed its name from Wells Fargo Advantage VT International Core Fund to Wells Fargo Advantage VT International Equity Fund.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.69% for Class 1 and 0.94% for Class 2 shares. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage VT International Equity Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning Account Value 07-01-2011	Ending Account Value 12-31-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class 1
Actual	$1,000.00	$841.38	$3.20	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52	0.69%
Class 2
Actual	$1,000.00	$840.16	$4.36	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79	0.94%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage VT International Equity Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Common Stocks: 95.48%

Argentina: 0.86%
Irsa Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	156,020	$1,617,927
YPF SA ADR (Energy, Oil, Gas & Consumable Fuels)	20,995	728,107

		2,346,034

Australia: 2.75%
AMP Limited (Financials, Insurance)	257,298	1,071,079
Commonwealth Bank of Australia (Financials, Commercial Banks)	51,759	2,605,663
Newcrest Mining Limited (Materials, Metals & Mining)	74,164	2,245,307
Westpac Banking Corporation (Financials, Commercial Banks)	78,249	1,600,662

		7,522,711

Belgium: 1.18%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	52,590	3,219,797

Canada: 4.52%
Brookfield Asset Management Incorporated (Financials, Real Estate Management & Development)	80,763	2,219,367
Canadian Natural Resources Limited (Energy, Oil, Gas & Consumable Fuels)	66,941	2,506,797
Goldcorp Incorporated (Materials, Metals & Mining)	51,236	2,273,747
Ivanhoe Mines Limited (Materials, Metals & Mining)†	64,400	1,143,554
Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	69,422	2,002,079
Teck Cominco Incorporated Limited (Materials, Metals & Mining)	62,867	2,216,004

		12,361,548

China: 5.30%
Baidu.com Incorporated ADR (Information Technology, Internet Software & Services)†	14,126	1,645,255
China Mobile Limited ADR (Telecommunication Services, Wireless Telecommunication Services)«	66,352	3,217,408
Shanghai Electric Group Company Limited (Industrials, Electrical Equipment)	10,188,000	4,709,258
SINA Corporation (Information Technology, Internet Software & Services)†«	33,045	1,718,340
Tencent Holdings Limited (Information Technology, Internet Software & Services)	63,900	1,284,319
ZTE Corporation (Telecommunication Services, Wireless Telecommunication Services)	619,600	1,942,582

		14,517,162

Denmark: 0.72%
Carlsberg A/S (Consumer Staples, Beverages)	28,037	1,977,084

France: 9.10%
BNP Paribas SA (Financials, Commercial Banks)	12,298	483,072
Compagnie de Saint-Gobain (Industrials, Building Products)	21,237	815,372
Groupe Danone (Consumer Staples, Food Products)	55,913	3,514,789
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	27,494	3,892,903
Pernod-Ricard (Consumer Staples, Beverages)	38,686	3,587,971
Pinault-Printempts-Redoute SA (Consumer Discretionary, Multiline Retail)	12,468	1,785,527
Publicis Groupe (Consumer Discretionary, Media)	31,940	1,469,372
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	33,623	2,469,566
Technip SA (Energy, Energy Equipment & Services)	42,856	4,027,970
Total SA (Energy, Oil, Gas & Consumable Fuels)	55,921	2,858,843

		24,905,385

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT International Equity Fund	11

Security Name	Shares	Value

Germany: 7.60%
Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	25,408	$1,652,766
Allianz AG (Financials, Insurance)	23,787	2,275,418
Bayer AG (Health Care, Pharmaceuticals)	57,652	3,686,037
Daimler AG (Consumer Discretionary, Automobiles)	31,040	1,362,686
E.ON AG (Utilities, Electric Utilities)	48,242	1,040,829
Fresenius SE & Company KGaA (Health Care, Health Care Equipment & Supplies)	53,206	4,922,248
Hochtief AG (Industrials, Construction & Engineering)	23,813	1,377,499
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	13,075	1,603,898
SAP AG (Information Technology, Software)	40,412	2,136,588
Siemens AG (Industrials, Industrial Conglomerates)	7,880	754,091

		20,812,060

Israel: 1.12%
Check Point Software Technologies Limited (Information Technology, Software)†«	29,587	1,554,501
Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)	37,535	1,514,913

		3,069,414

Italy: 0.94%
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	123,756	2,564,342

Japan: 10.75%
Canon Incorporated (Information Technology, Office Electronics)	58,400	2,587,294
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	699,000	3,233,000
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	209	982,954
Komatsu Limited (Industrials, Machinery)	28,300	661,449
Makita Corporation (Industrials, Machinery)	32,800	1,061,515
Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	567,600	2,411,397
Nintendo Company Limited (Information Technology, Software)	13,000	1,790,308
NKSJ Holdings Incorporated (Financials, Insurance)	111,500	2,187,411
Sumitomo Heavy Industries Limited (Industrials, Machinery)	532,000	3,103,391
Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	64,300	1,791,077
Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	27,400	1,393,673
Toshiba Corporation (Information Technology, Computers & Peripherals)	224,000	916,721
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	186,800	6,225,049
Yahoo! Japan Corporation (Information Technology, Internet Software & Services)	3,388	1,091,185

		29,436,424

Luxembourg: 0.63%
Acergy SA (Energy, Energy Equipment & Services)	67,213	1,247,422
ArcelorMittal (Materials, Metals & Mining)	26,134	477,932

		1,725,354

Netherlands: 4.40%
ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	54,015	2,270,293
ING Groep NV (Financials, Diversified Financial Services)†	101,648	731,462
Nielsen Holdings NV (Industrials, Professional Services)†	86,007	2,553,548
Unilever NV (Consumer Staples, Food Products)	124,345	4,276,005
USG People NV (Industrials, Commercial Services & Supplies)	266,718	2,212,731

		12,044,039

12	Wells Fargo Advantage VT International Equity Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Norway: 1.68%
Telenor ASA (Telecommunication Services, Diversified Telecommunication Services)	280,089	$4,594,118

Singapore: 0.48%
DBS Group Holdings Limited (Financials, Commercial Banks)	149,000	1,323,372

South Korea: 2.21%
Hyundai Motor Company Limited (Consumer Discretionary, Automobiles)	11,019	2,037,367
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	4,372	4,015,257

		6,052,624

Spain: 2.83%
Banco Santander Central Hispano SA (Financials, Commercial Banks)	108,411	823,625
Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)	19,910	1,630,632
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	172,237	5,290,954

		7,745,211

Sweden: 0.58%
Swedbank AB (Financials, Commercial Banks)	121,827	1,578,146

Switzerland: 11.43%
ABB Limited (Industrials, Electrical Equipment)	78,976	1,486,528
Adecco SA (Industrials, Professional Services)	25,761	1,079,203
Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	76,684	3,878,694
Credit Suisse Group AG (Financials, Capital Markets)	45,404	1,066,822
Nestle SA (Consumer Staples, Food Products)	111,527	6,411,645
Novartis AG (Health Care, Pharmaceuticals)	90,619	5,180,709
Roche Holdings AG (Health Care, Pharmaceuticals)	31,951	5,415,308
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	8,397	3,142,282
UBS AG (Financials, Capital Markets)	68,418	814,344
Zurich Financial Services AG (Financials, Insurance)	12,386	2,802,113

		31,277,648

United Kingdom: 26.40%
Anglo American plc (Materials, Metals & Mining)	51,652	1,908,328
Antofagasta plc (Materials, Metals & Mining)	130,812	2,468,285
Ashtead Group plc (Industrials, Trading Companies & Distributors)	624,917	2,193,321
Barclays plc (Financials, Commercial Banks)	418,014	1,142,874
BG Group plc (Health Care, Health Care Providers & Services)	151,671	3,242,278
BHP Billiton plc (Materials, Metals & Mining)	112,282	3,273,871
BP plc (Energy, Oil, Gas & Consumable Fuels)	372,655	2,665,066
Burberry Group plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	119,453	2,198,300
Diageo plc (Consumer Staples, Beverages)	223,777	4,887,949
Experian Group Limited (Financials, Diversified Financial Services)	183,252	2,491,589
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	180,298	4,120,241
HSBC Holdings plc (Financials, Commercial Banks)	577,896	4,407,039
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	76,773	2,903,213
Intertek Group plc (Industrials, Commercial Services & Supplies)	48,520	1,533,404
Kingfisher plc (Consumer Discretionary, Specialty Retail)	454,937	1,771,239
Land Securities Group plc (Financials, REIT)	67,636	667,521
New World Resources plc (Materials, Metals & Mining)	128,760	885,642
Persimmon plc (Consumer Discretionary, Household Durables)	325,405	2,375,164

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT International Equity Fund	13

Security Name		Shares	Value

United Kingdom (continued)
Rio Tinto plc (Materials, Metals & Mining)		32,461	$1,575,373
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)		165,131	6,080,393
SABMiller plc (Consumer Staples, Beverages)		69,831	2,457,964
Standard Chartered plc (Financials, Commercial Banks)		145,794	3,190,231
Travis Perkins plc (Industrials, Trading Companies & Distributors)		153,637	1,898,049
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		2,575,160	7,154,611
WPP plc (Consumer Discretionary, Media)		172,597	1,810,631
Xstrata plc (Materials, Metals & Mining)		195,183	2,964,503

			72,267,079

Total Common Stocks (Cost $256,096,109)			261,339,552

Investment Companies: 0.46%
iShares MSCI China Index ETF		25,508	1,263,411

Total Investment Companies (Cost $1,410,245)			1,263,411

	Yield
Short-Term Investments: 4.91%

Investment Companies: 4.91%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(u)(l)	0.04%	9,735,355	9,735,355
Wells Fargo Securities Lending Cash Investments, LLC(r)(v)(u)(l)	0.12	3,700,279	3,700,279

Total Short-Term Investments (Cost $13,435,634)			13,435,634

Total Investments in Securities
(Cost $270,941,988)*	100.85%	276,038,597
Other Assets and Liabilities, Net	(0.85)	(2,329,320)

Total Net Assets	100.00%	$273,709,277

†	Non-income earning security.

«	All or a portion of this security is on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(v)	Security represents investment of cash collateral received from securities on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate.

*	Cost for federal income tax purposes is $272,239,178 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$21,183,084
Gross unrealized depreciation	(17,383,665)

Net unrealized appreciation	$3,799,419

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT International Equity Fund	Statement of Assets and Liabilities—December 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$262,602,963
In affiliated securities, at value	13,435,634

Total investments, at value (see cost below)	276,038,597
Foreign currency, at value (see cost below)	178,498
Receivable for Fund shares sold	590,834
Receivable for dividends	1,159,772
Receivable for securities lending income	7,113

Total assets	277,974,814

Liabilities
Payable for investments purchased	148,609
Payable for Fund shares redeemed	8,789
Unrealized losses on forward foreign currency contracts	133,104
Payable upon receipt of securities loaned	3,700,279
Advisory fee payable	97,497
Distribution fees payable	51,072
Due to other related parties	31,962
Accrued expenses and other liabilities	94,225

Total liabilities	4,265,537

Total net assets	$273,709,277

NET ASSETS CONSIST OF
Paid-in capital	$248,369,566
Undistributed net investment income	4,511,173
Accumulated net realized gains on investments	15,797,762
Net unrealized gains on investments	5,030,776

Total net assets	$273,709,277

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$46,016,787
Shares outstanding – Class 1	9,647,118
Net asset value per share – Class 1	$4.77
Net assets – Class 2	$227,692,490
Shares outstanding – Class 2	47,625,082
Net asset value per share – Class 2	$4.78

Total investments, at cost	$270,941,988

Securities on loan, at value	$3,590,395

Foreign currency, at cost	$171,481

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended December 31, 2011	Wells Fargo Advantage VT International Equity Fund	15

Investment income
Dividends*	$7,277,725
Securities lending income, net	293,675
Income from affiliated securities	19,923
Interest	264

Total investment income	7,591,587

Expenses
Advisory fee	2,106,559
Administration fees
Fund level	140,437
Class 1	46,678
Class 2	178,022
Distribution fees
Class 2	556,316
Custody and accounting fees	53,167
Professional fees	66,044
Shareholder report expenses	82,707
Trustees’ fees and expenses	8,642
Other fees and expenses	31,747

Total expenses	3,270,319
Less: Fee waivers and/or expense reimbursements	(775,968)

Net expenses	2,494,351

Net investment income	5,097,236

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses)
Unaffiliated securities	22,278,348
Forward foreign currency contract transactions	(2,187)

Net realized gains on investments	22,276,161

Net change in unrealized gains (losses) on:
Unaffiliated securities	(65,299,204)
Forward foreign currency contract transactions	(133,104)

Net change in unrealized gains (losses) on investments	(65,432,308)

Net realized and unrealized gains (losses) on investments	(43,156,147)

Net decrease in net assets resulting from operations	$(38,058,911)

* Net of foreign dividend withholding taxes of	$702,322

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT International Equity Fund	Statements of Changes in Net Assets

	Year Ended December 31, 2011		Year Ended December 31, 2010[1]

Operations
Net investment income		$5,097,236		$6,461,379
Net realized gains on investments		22,276,161		51,294,037
Net change in unrealized gains (losses) on investments		(65,432,308)		(68,183,867)

Net decrease in net assets resulting from operations		(38,058,911)		(10,428,451)

Distributions to shareholders from
Net investment income
Class 1		(366,876)		(634,631)
Class 2		(233,091)		(6,829,353)
Net realized gains
Class 1		(2,581,647)		(2,275,564)
Class 2		(9,844,118)		(14,614,363)

Total distributions to shareholders		(13,025,732)		(24,353,911)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	745,197	4,050,134	1,134,578	8,695,259
Class 2	13,140,189	69,270,290	9,758,149	75,995,758

		73,320,424		84,691,017

Reinvestment of distributions
Class 1	533,187	2,948,523	285,379	2,910,195
Class 2	1,815,713	10,077,209	2,088,525	21,443,716

		13,025,732		24,353,911

Payment for shares redeemed
Class 1	(3,400,121)	(18,259,790)	(2,836,858)	(20,254,823)
Class 2	(5,339,924)	(29,300,042)	(79,487,176)	(745,184,963)

		(47,559,832)		(765,439,786)

Net asset value of shares issued in acquisition
Class 2		0		16,640,001

Net increase (decrease) in net assets resulting from capital share transactions		38,786,324		(639,754,857)

Total decrease in net assets		(12,298,319)		(674,537,219)

Net assets
Beginning of period		286,007,596		960,544,815

End of period		$273,709,277		$286,007,596

Undistributed net investment income		$4,511,173		$585,247

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA International Equity Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen VA International Equity Fund.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT International Equity Fund	17

(For a share outstanding throughout each period)

	Year Ended December 31,
Class 1	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$5.75	$5.15	$4.64	$8.14	$7.82
Net investment income	0.11 [2]	0.05 [2]	0.11 [2]	0.20 [2]	0.16
Net realized and unrealized gains (losses) on investments	(0.80)	0.78	0.55	(3.52)	1.02

Total from investment operations	(0.69)	0.83	0.66	(3.32)	1.18
Distributions to shareholders from
Net investment income	(0.04)	(0.05)	(0.15)	0.00	(0.20)
Net realized gains	(0.25)	(0.18)	0.00	(0.18)	(0.66)

Total distributions to shareholders	(0.29)	(0.23)	(0.15)	(0.18)	(0.86)
Net asset value, end of period	$4.77	$5.75	$5.15	$4.64	$8.14
Total return	(12.79)%	16.79%	15.95%	(41.49)%	15.00%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.85%	0.68%	0.67%	0.63%
Net expenses	0.69%	0.66%	0.68%	0.67%	0.63%
Net investment income	2.06%	1.04%	2.31%	3.02%	2.01%
Supplemental data
Portfolio turnover rate	66%	60%	205%	127%	58%
Net assets, end of period (000’s omitted)	$46,017	$67,659	$69,407	$71,286	$190,766

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class 1 of Evergreen VA International Equity Fund. The per share information has been adjusted to give effect to this transaction.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT International Equity Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended December 31,
Class 2	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$5.74	$5.15	$4.64	$8.15	$7.84
Net investment income	0.09 [2]	0.06 [2]	0.04 [2]	0.18 [2]	0.14
Net realized and unrealized gains (losses) on investments	(0.79)	0.75	0.62	(3.51)	1.01

Total from investment operations	(0.70)	0.81	0.66	(3.33)	1.15
Distributions to shareholders from
Net investment income	(0.01)	(0.04)	(0.15)	0.00	(0.18)
Net realized gains	(0.25)	(0.18)	0.00	(0.18)	(0.66)

Total distributions to shareholders	(0.26)	(0.22)	(0.15)	(0.18)	(0.84)
Net asset value, end of period	$4.78	$5.74	$5.15	$4.64	$8.15
Total return	(12.91)%	16.50%	15.47%	(41.60)%	14.73%
Ratios to average net assets (annualized)
Gross expenses	1.22%	0.97%	0.89%	0.92%	0.88%
Net expenses	0.94%	0.89%	0.89%	0.92%	0.88%
Net investment income	1.75%	1.22%	0.70%	2.74%	1.75%
Supplemental data
Portfolio turnover rate	66%	60%	205%	127%	58%
Net assets, end of period (000’s omitted)	$227,692	$218,348	$891,137	$56,692	$118,843

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class 2 of Evergreen VA International Equity Fund. The per share information has been adjusted to give effect to this transaction.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage VT International Equity Fund	19

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

20	Wells Fargo Advantage VT International Equity Fund	Notes to Financial Statements

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications

Notes to Financial Statements	Wells Fargo Advantage VT International Equity Fund	21

are due to foreign currency transactions. At December 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Gains on Investments
$(571,343)	$571,343

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2011, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $4,003,584 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22	Wells Fargo Advantage VT International Equity Fund	Notes to Financial Statements

As of December 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$261,339,552	$0	$0	$261,339,552
Investment companies	1,263,411	0	0	1,263,411
Short-term investments
Investment companies	9,735,355	3,700,279	0	13,435,634
	$272,338,318	$3,700,279	$0	$276,038,597

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of December 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other Financial Instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward foreign currency contracts+	$0	$(133,104)	$0	$(133,104)

+	Forward foreign currency contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2011, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% of the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Notes to Financial Statements	Wells Fargo Advantage VT International Equity Fund	23

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended December 31, 2011 were $201,772,991 and $177,723,213, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2011, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

At December 31, 2011, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange Date	Counterparty	Contracts to Receive		U.S. Value at December 31, 2011	In Exchange for U.S. $	Net Unrealized Gains (Losses)
01/05/2012	Barclays	4,800,000	GBP	$7,454,336	$7,576,176	$(121,840)

Forward foreign currency contracts to sell:

Exchange Date	Counterparty	Contracts to Deliver		U.S. Value at December 31, 2011	In Exchange for U.S. $	Net Unrealized Gains (Losses)
01/05/2012	Barclays	4,800,000	GBP	$7,454,336	$7,443,072	$(11,264)

The Fund had average contract amounts of $5,461,465 and $10,760,943 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended December 31, 2011.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. ACQUISTION

After the close of business July 16, 2010, the Fund (named Wells Fargo Advantage VT International Core Fund at the time of the reorganization), which is the legal survivor, acquired the net assets of Evergreen VA International Equity Fund, the accounting and performance survivor. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen VA International Equity Fund. Shareholders holding Class 1 and Class 2 shares of Evergreen VA International Equity Fund received Class 1 and Class 2, respectively, of the Fund in the reorganization. The exchange ratios and number of shares issued to the Evergreen VA International Equity Fund were as follows:

Acquired Fund	Exchange Ratio	Number of Shares Issued
Evergreen VA International Equity	2.07	12,919,350	Class 1
	2.06	35,012,685	Class 2

The investment portfolio of the Fund with a fair value of $16,596,518, identified cost of $15,909,494 and unrealized gains of $687,024 at July 16, 2010 was the principal assets acquired by the accounting and performance survivor. The shares and net assets of the Fund immediately prior to the acquisition were 3,526,065 shares and $16,640,001, respectively. The aggregate net assets of Evergreen VA International Equity Fund immediately prior to the acquisition was $226,195,623. The aggregate net assets of the Fund immediately after the acquisition was $242,835,624. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Fund was carried forward to align ongoing reporting the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

24	Wells Fargo Advantage VT International Equity Fund	Notes to Financial Statements

Assuming the acquisition had been completed January 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2010 would have been:

Net investment income	$6,329,569
Net realized and unrealized losses on investments	$(18,715,027)
Net decrease in net assets resulting from operations	$(12,385,458)

8. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended December 31, 2011, the Fund paid $704 in commitment fees.

For the year ended December 31, 2011, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Year ended December 31,
	2011	2010
Ordinary Income	$2,217,673	$7,463,984
Long-term Capital Gain	10,808,059	16,889,927

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)	Capital Loss Carryforward
$4,389,860	$21,230,540	$3,733,586	$(4,003,584)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a

Notes to Financial Statements	Wells Fargo Advantage VT International Equity Fund	25

repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

26	Wells Fargo Advantage VT International Equity Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT International Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT International Equity Fund as of December 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage VT International Equity Fund	27

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $10,808,059 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2011.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended December 31, 2011. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable Foreign Taxes Paid	Per Share Amount	Foreign Income as % of Ordinary Income Distributions
$655,512	$0.0114	43.46%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage VT International Equity Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage VT International Equity Fund	29

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at www.wellsfargo.com/advantagefunds.

30	Wells Fargo Advantage VT International Equity Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

207573 02-12 AVT3/AR149 12-11

Wells Fargo Advantage

VT Intrinsic Value Fund

Annual Report

December 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $216 billion in assets under management, as of December 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Intrinsic Value Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage VT Intrinsic Value Fund for the 12-month period that ended December 31, 2011.

For the full 12-month period, most of the major domestic equity indexes posted either modest gains or relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced throughout the year as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long-term, such a strategy may allow you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery gained traction as the year progressed.

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

2011 opened on a note of mounting optimism regarding the strength of the recovery, yet a batch of disappointing economic data in the spring and summer cast renewed doubts on the sustainability of the recovery. In September, it was reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth at an annual rate of 0.4% in the first quarter. According to the December estimate, GDP growth accelerated to an annual rate of 1.8% in the third quarter, reigniting hopes for a sustainable recovery. Those hopes were buoyed by widespread anticipation of even stronger GDP growth in the fourth quarter. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, although many expected a sluggish growth environment in 2012.

The struggling housing and labor markets slowed growth.

As has been the case throughout the recovery, the housing and labor markets continued to restrain economic momentum during 2011.

The beleaguered housing market has arguably exerted the biggest drag on growth. Despite intermittent signs of improvement, ongoing weakness in sales of both new and existing homes has put considerable downward pressure on prices. On the other hand, the labor market took a decided turn for the better in the latter half of the year: initial unemployment claims have eased in recent months, and the private sector has been steadily adding jobs. The pace of hiring, while not brisk, was sufficient to push the U.S. unemployment rate down to 8.5% as of December 2011—still well above its historical average, but at its lowest level since February 2009. Many observers expect the unemployment rate to decline further in 2012, which could act as a tailwind for consumer spending—widely viewed as one of the keys to long-term economic growth.

The Federal Reserve announced that it will keep rates low until 2013.

Consumers have already demonstrated some resilience in their spending—even in the face of higher energy costs. Oil prices skyrocketed in early 2011 before retreating later in the year, only to spike again during the fourth quarter. Yet “core” inflation, which excludes volatile energy and food prices, remained fairly benign throughout the year.

Letter to Shareholders	Wells Fargo Advantage VT Intrinsic Value Fund	3

With inflation in check, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. Following its August 9 meeting, the Federal Open Market Committee (FOMC) issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate through at least mid-2013. In addition, the Fed carried out its second round of quantitative easing (QE2) in an effort to promote a more robust economic expansion. The stimulus program was completed as scheduled in June 2011. In September, the Fed launched yet another stimulus program—dubbed “Operation Twist”—that is designed to keep intermediate- and longer-term yields relatively low. The goal with keeping longer-term rates low is to encourage lending activity to spark business investments and home purchases, which, in turn, may provide support for a more sustainable economic recovery.

Market volatility was a dominant theme throughout most of 2011.

Despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle East, the U.S. equity market performed very well from January through April of 2011. Some upbeat economic news, better-than-expected corporate profits, and investor enthusiasm about QE2 were among the catalysts for the market’s four-month advance.

In May and June, the market climate shifted to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that Europe’s sovereign debt problems could spiral out of control if a Greek default triggered financial contagion across the continent. In July and August, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the Standard & Poor’s downgrade of the U.S. credit rating. The barrage of unsettling headlines led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. Although volatility persisted into the fourth quarter, the market was able to rebound amid improved economic data and hopes for a resolution to the European crisis.

For the full 12-month period, the S&P 500 Index1 of large-cap stocks achieved a total return of 2.1%. The Russell Midcap® Index2 and the Russell 2000® Index3 of small-cap stocks lost 1.6% and 4.2%, respectively. International stocks fared worse than their U.S. counterparts, with the MSCI EAFE Index4 shedding 14.8%.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

4	Wells Fargo Advantage VT Intrinsic Value Fund	Letter to Shareholders

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors.

Recent events have not altered our message to shareholders.

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rally that followed. In our opinion, the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified5 investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a broad range of asset classes and investment styles. While diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

5.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Metropolitan West Capital Management, LLC

PORTFOLIO MANAGERS

Gary Lisenbee

Jeffrey Peck

David Graham2

FUND INCEPTION

May 6, 1996

12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2011
Class 2	(2.15)%
Russell 1000® Value Index[1]	0.39%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.00% for Class 2. The Fund’s gross and net expense ratios are 1.10% and 1.01%, respectively, for Class 2 shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.	Effective March 30, 2012, David Graham, retired from Metropolitan West Capital Management, LLC. The Fund will continue to be managed by Gary Lisenbee and Jeffrey Peck.

3.	The chart compares the performance of the Wells Fargo Advantage VT Intrinsic Value Fund Class 2 for the most recent ten years of the Fund with the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6	Wells Fargo Advantage VT Intrinsic Value Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	For the 12-month period that ended December 31, 2011, the Fund underperformed the Russell 1000® Value Index, largely because of unfavorable security selection.

■

Stock selection in the health care, energy, and financials sectors detracted from relative returns. An underweight in utilities subtracted additional value. Security selection in the consumer discretionary and information technology (IT) sectors aided relative results, as did an overweight in consumer staples and an underweight in financials.

■

Amid market volatility, we adhered to our disciplined investment process. We continued to focus on individual companies rather than on broad, top-down macroeconomic or sector forecasts. To help manage risk, we maintained the Fund’s broad diversification by sector, industry, and position.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF DECEMBER 31, 2011)
Apple Incorporated	3.28%
International Business Machines Corporation	3.14%
Abbott Laboratories	3.10%
Home Depot Incorporated	3.04%
Diageo plc ADR	3.02%
Hess Corporation	3.01%
Time Warner Incorporated	2.85%
Intuit Incorported	2.84%
EMC Corporation	2.78%
Boeing Company	2.74%

Stock selection generally detracted from relative results during the 12-month period.

Notable detractors included holdings in the health care, energy, and financials sectors. An underweight in the top-performing utilities sector also subtracted from relative performance. (Sector weights are the result of our bottom-up stock selection process and do not represent tactical allocation decisions.)

Primary detractors across the portfolio included injectable pharmaceutical developer Hospira Incorporated, in the health care sector; integrated energy company Hess Corporation and oilfield services provider Weatherford International Limited in the energy sector; and Utah-based regional bank Zions Bancorporation in the financials sector. Conversely, security selection in the consumer discretionary and IT sectors aided relative results. An overweight to the relatively strong consumer staples sector and an underweight to the worst performer, financials, also contributed to relative returns. Top contributors within the Fund included luxury designer Ralph Lauren Corporation in consumer discretionary and technology solutions provider International Business Machines Corporation in the IT sector.

Many of the Fund’s non-U.S. holdings added value relative to the Russell 1000 Value Index over the past 12 months. We continue to maintain our global research perspective, which we believe allows us to better understand the companies in which we invest by providing context on their worldwide competitors, suppliers, and customers.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	7

During the past 12 months, we added a few high-quality investments to the Fund’s holdings and divested a few positions according to our disciplined sale criteria.

SECTOR DISTRIBUTION[5] (AS OF DECEMBER 31, 2011)

Consistent with our long-term investment perspective, portfolio turnover remained less than 30%, and the Fund’s positioning relative to the benchmark shifted moderately. The Fund’s underweight in energy increased significantly as we sold the Fund’s position in integrated energy company ConocoPhillips Company and swapped a holding in oil service provider Weatherford International for what we view as its higher-quality competitor, Schlumberger Limited. Within the health care sector, a new investment in health insurance benefit provider Cigna Corporation decreased the Fund’s underweight to this sector. Meanwhile, the Fund’s overweight in industrials increased modestly due to the purchase of package delivery company United Parcel Service Incorporated. Finally, the sale of retailer J. C. Penney Company, Incorporated, decreased the Fund’s overweight to the consumer discretionary sector. In all cases, trades were made based on fundamental, bottom-up research.

We have consistently noted that short-term stock market movements are influenced heavily by the media and investors’ focus on macroeconomic events, of which there are no shortage.

In 2011, there were many headlines vying for our attention, including (in no particular order): the earthquake and subsequent tsunami and nuclear accident in Japan, the uprising in the Middle East and North Africa, the U.S. debt-ceiling debate, the downgrade of the U.S. government’s credit rating by Standard & Poor’s, and the continuing European sovereign debt crisis. Some of the events will have longer-term economic implications, while many will not. Furthermore, with the presidential election this fall, the media will again have plenty to discuss. Of one thing we can be certain—the year 2012 will bring its share of unexpected events to which the market will react.

Consequently, we remain committed to seeking out high-quality businesses in great industries that trade at discounts to our estimate of intrinsic value and, in our view, possess catalysts to unlock that value within our multiyear investment horizon. We believe such businesses should provide exceptional opportunities for superior investment returns, regardless of what the markets may bring.

5.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage VT Intrinsic Value Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF DECEMBER 31, 2011)

						Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class 2	05/06/1996	(8.60)	(2.15)	(3.20)	1.86	1.10%	1.01%
Russell 1000® Value Index		(5.22)	0.39	(2.64)	3.89

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

6.	Historical performance shown for Class 2 of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Wells Fargo Advantage VT Equity Income Fund.

7.	Reflects the expense ratios as stated in the most recent prospectus.

8.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.00% for Class 2. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning Account Value 07-01-2011	Ending Account Value 12-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class 2
Actual	$1,000.00	$913.99	$4.82	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage VT Intrinsic Value Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Common Stocks: 96.24%

Consumer Discretionary: 10.74%

Media: 2.85%
Time Warner Incorporated«	36,500	$1,319,110

Multiline Retail: 2.52%
Nordstrom Incorporated	23,450	1,165,700

Specialty Retail: 3.04%
Home Depot Incorporated	33,500	1,408,340

Textiles, Apparel & Luxury Goods: 2.33%
Ralph Lauren Corporation	7,800	1,077,024

Consumer Staples: 12.14%

Beverages: 3.02%
Diageo plc ADR	16,000	1,398,720

Food & Staples Retailing: 1.84%
Safeway Incorporated«	40,500	852,120

Food Products: 7.28%
H.J. Heinz Company«	21,300	1,151,052
The Hershey Company«	19,500	1,204,710
Unilever NV	29,500	1,013,915

		3,369,677

Energy: 6.61%

Energy Equipment & Services: 1.77%
Schlumberger Limited	12,000	819,720

Oil, Gas & Consumable Fuels: 4.84%
Hess Corporation	24,500	1,391,600
QEP Resources Incorporated	29,000	849,700

		2,241,300

Financials: 12.89%

Capital Markets: 6.45%
Charles Schwab Corporation	78,500	883,910
Franklin Resources Incorporated	9,500	912,570
Northern Trust Corporation«	30,000	1,189,800

		2,986,280

Commercial Banks: 4.39%
M&T Bank Corporation«	14,000	1,068,760
Zions Bancorporation«	59,000	960,520

		2,029,280

Diversified Financial Services: 2.05%
JPMorgan Chase & Company	28,500	947,625

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Intrinsic Value Fund	11

Security Name	Shares	Value

Health Care: 11.16%

Health Care Equipment & Supplies: 2.22%
Baxter International Incorporated	20,800	$1,029,184

Health Care Providers & Services: 2.00%
CIGNA Corporation	22,000	924,000

Pharmaceuticals: 6.94%
Abbott Laboratories	25,500	1,433,865
Eli Lilly & Company	26,000	1,080,560
Hospira Incorporated«†	23,000	698,510

		3,212,935

Industrials: 12.96%

Aerospace & Defense: 6.39%
Boeing Company	17,300	1,268,955
Huntington Ingalls Industries Incorporated«†	16,000	500,480
Northrop Grumman Corporation«	20,300	1,187,144

		2,956,579

Air Freight & Logistics: 2.29%
United Parcel Service Incorporated Class B	14,500	1,061,255

Machinery: 4.28%
Deere & Company«	14,300	1,106,105
SPX Corporation	14,500	873,915

		1,980,020

Information Technology: 21.27%

Communications Equipment: 2.25%
QUALCOMM Incorporated	19,000	1,039,300

Computers & Peripherals: 6.06%
Apple Incorporated†	3,750	1,518,750
EMC Corporation†	59,700	1,285,938

		2,804,688

Internet Software & Services: 2.39%
eBay Incorporated†	36,500	1,107,045

IT Services: 3.14%
International Business Machines Corporation	7,900	1,452,652

Semiconductors & Semiconductor Equipment: 2.01%
Texas Instruments Incorporated	32,000	931,520

Software: 5.42%
Intuit Incorporated	25,000	1,314,750
Oracle Corporation	46,500	1,192,725

		2,507,475

12	Wells Fargo Advantage VT Intrinsic Value Fund	Portfolio of Investments—December 31, 2011

Security Name		Shares	Value

Materials: 1.99%

Chemicals: 1.99%
Dow Chemical Company		32,000	$920,320

Telecommunication Services: 2.39%

Wireless Telecommunication Services: 2.39%
Vodafone Group plc ADR		39,500	1,107,184

Utilities: 4.09%

Electric Utilities: 2.63%
Nextera Energy Incorporated		20,000	1,217,600

Gas Utilities: 1.46%
Questar Corporation		34,000	675,242

Total Common Stocks (Cost $39,900,513)			44,541,895

		Principal
Other: 0.05%
Gryphon Funding Limited, Pass-Through Entity(v)(i)(a)		$32,930	9,220
VFNC Corporation, Pass-Through Entity, 0.30%(v)(i)(a)±144A		37,484	16,118

Total Other (Cost $12,115)			25,338

	Yield	Shares
Short-Term Investments: 27.63%

Investment Companies: 27.63%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.04%	1,443,207	1,443,207
Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)(r)	0.12	11,344,595	11,344,595

Total Short-Term Investments (Cost $12,787,802)			12,787,802

Total Investments in Securities
(Cost $52,700,430)*	123.92%	57,355,035
Other Assets and Liabilities, Net	(23.92)	(11,070,490)

Total Net Assets	100.00%	$46,284,545

«	All or a portion of this security is on loan.

†	Non-income earning security.

(v)	Security represents investment of cash collateral received from securities on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $52,764,924 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$6,668,147
Gross unrealized depreciation	(2,078,036)

Net unrealized appreciation	$4,590,111

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—December 31, 2011	Wells Fargo Advantage VT Intrinsic Value Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$44,567,233
In affiliated securities, at value	12,787,802

Total investments, at value (see cost below)	57,355,035
Receivable for investments sold	276,441
Receivable for dividends	102,469
Receivable for securities lending income	865
Prepaid expenses and other assets	840

Total assets	57,735,650

Liabilities
Payable for Fund shares redeemed	28,022
Payable upon receipt of securities loaned	11,356,710
Advisory fee payable	1,320
Distribution fees payable	10,466
Due to other related parties	5,441
Accrued expenses and other liabilities	49,146

Total liabilities	11,451,105

Total net assets	$46,284,545

NET ASSETS CONSIST OF
Paid-in capital	$51,823,742
Undistributed net investment income	637,451
Accumulated net realized losses on investments	(10,831,253)
Net unrealized gains on investments	4,654,605

Total net assets	$46,284,545

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 2	$46,284,545
Shares outstanding – Class 2	3,726,328
Net asset value per share – Class 2	$12.42

Total investments, at cost	$52,700,430

Securities on loan, at value	$11,024,463

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Intrinsic Value Fund	Statement of Operations—Year Ended December 31, 2011

Investment income
Dividends*	$1,159,169
Securities lending income, net	20,915
Income from affiliated securities	2,109

Total investment income	1,182,193

Expenses
Advisory fee	299,601
Administration fees
Fund level	27,236
Class 2	43,578
Distribution fees
Class 2	136,182
Custody and accounting fees	12,100
Professional fees	39,953
Shareholder report expenses	57,265
Trustees’ fees and expenses	14,279
Other fees and expenses	5,291

Total expenses	635,485
Less: Fee waivers and/or expense reimbursements	(90,757)

Net expenses	544,728

Net investment income	637,465

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	1,243,561
Net change in unrealized gains (losses) on investments	(2,810,230)

Net realized and unrealized gains (losses) on investments	(1,566,669)

Net decrease in net assets resulting from operations	$(929,204)

* Net of foreign dividend withholding taxes of	$15,697

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage VT Intrinsic Value Fund	15

	Year Ended December 31, 2011		Year Ended December 31, 2010[1]

Operations
Net investment income		$637,465			$682,537
Net realized gains (losses) on investments		1,243,561			(1,767,637)
Net change in unrealized gains (losses) on investments		(2,810,230)			9,056,350

Net increase (decrease) in net assets resulting from operations		(929,204)			7,971,250

Distributions to shareholders from
Net investment income – Class 2		(287,742)			(413,858)[2]

	Shares		Shares
Capital share transactions
Proceeds from shares sold – Class 2	404,649	5,353,142	4,130,068	[2]	45,177,175 [2]
Reinvestment of distributions – Class 2	21,619	287,742	36,555	[2]	413,858 [2]
Payment for shares redeemed – Class 2	(1,311,539)	(16,971,260)	(5,578,424)[2]		(61,920,948)[2]
Net asset value of shares issued in acquisitions – Class 2	0	0	1,211,148		13,163,306

Net decrease in net assets resulting from capital share transactions		(11,330,376)			(3,166,609)

Total increase (decrease) in net assets		(12,547,322)			4,390,783

Net assets
Beginning of period		58,831,867			54,441,084

End of period		$46,284,545			$58,831,867

Undistributed net investment income		$637,451			$285,415

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. Wells Fargo Advantage VT Equity Income Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Wells Fargo Advantage VT Equity Income Fund.

2.	After the close of business on July 16, 2010, existing shares of Wells Fargo Advantage VT Equity Income Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Intrinsic Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended December 31,
Class 2[2]	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$12.76	$11.31	$9.88	$18.74	$19.75
Net investment income	0.18	0.16	0.19	0.30	0.30
Net realized and unrealized gains (losses) on investments	(0.45)	1.39	1.44	(6.46)	0.33

Total from investment operations	(0.27)	1.55	1.63	(6.16)	0.63
Distributions to shareholders from
Net investment income	(0.07)	(0.10)	(0.20)	(0.28)	(0.30)
Net realized gains	0.00	0.00	0.00	(2.42)	(1.34)

Total distributions to shareholders	(0.07)	(0.10)	(0.20)	(2.70)	(1.64)
Net asset value, end of period	$12.42	$12.76	$11.31	$9.88	$18.74
Total return	(2.15)%	13.83%	16.86%	(36.47)%	2.80%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.10%	1.18%	1.15%	1.05%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.17%	1.29%	1.94%	1.95%	1.49%
Supplemental data
Portfolio turnover rate	26%	72%	16%	9%	20%
Net assets, end of period (000’s omitted)	$46,285	$58,832	$54,441	$43,452	$94,097

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. Wells Fargo Advantage VT Equity Income Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Wells Fargo Advantage VT Equity Income Fund.

2.	After the close of business on July 16, 2010, existing shares of Wells Fargo Advantage VT Equity Income Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage VT Intrinsic Value Fund	17

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Intrinsic Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Fixed income securities with maturities exceeding 60 days are valued based on available evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by

18	Wells Fargo Advantage VT Intrinsic Value Fund	Notes to Financial Statements

Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

For Wells Fargo Advantage Funds that participated in securities lending activity prior to February 13, 2009, certain structured investment vehicles purchased in a joint account by the former securities lending agent defaulted or were impaired. Certain of the Wells Fargo Advantage Funds still hold ownership interest in these structured investment vehicles, which have since been restructured as pass-through securities. If the Fund holds an ownership interest in such pass-through securities, information regarding this ownership interest can be found in the Portfolio of Investments under the category “Other”.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At December 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$2,313	$(2,313)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2011, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $10,766,757 with $2,708,874 expiring in 2015, $4,073,329 expiring in 2016 and $3,984,554 expiring in 2017.

Notes to Financial Statements	Wells Fargo Advantage VT Intrinsic Value Fund	19

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31. 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$44,541,895	$0	$0	$44,541,895
Other	0	0	25,338	25,338
Short-term investments
Investment companies	1,443,207	11,344,595	0	12,787,802
	$45,985,102	$11,344,595	$25,338	$57,355,035

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of December 31, 2010	$41,745
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	(2,244)
Purchases	0
Sales	(14,163)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of December 31, 2011	$25,338
Change in unrealized gains (losses) relating to securities still held at December 31, 2011	$(9,029)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

20	Wells Fargo Advantage VT Intrinsic Value Fund	Notes to Financial Statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended December 31, 2011, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. Metropolitan West Capital Management, LLC, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and for Class 2 shares, a class level administration fee of 0.08% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended December 31, 2011 were $13,833,150 and $23,463,792, respectively.

6. ACQUISITIONS

After the close of business on July 16, 2010, the Fund acquired the net assets of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. Existing shareholders of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund received Class 2 shares of the Fund in the reorganizations. The Fund was newly created to receive the assets and shares of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. Wells Fargo Advantage VT Equity Income Fund became the accounting and performance survivor in the reorganizations. The investment portfolio of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund with fair values of $40,288,244 and $13,109,804, respectively, and identified costs of $40,252,417 and $13,443,290, respectively, at July 16, 2010, were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized gains and losses acquired, exchange ratio and number of shares issued were as follows:

Acquired Fund	Value of Net Assets Acquired	Unrealized Gains (Losses)	Exchange Ratio	Number of Shares Issued
Wells Fargo Advantage VT Equity Income Fund	$40,386,838	$35,827	1.00	3,715,958	Class 2
Wells Fargo Advantage VT C&B Large Cap Value	13,163,306	(333,486)	0.79	1,211,148	Class 2

Notes to Financial Statements	Wells Fargo Advantage VT Intrinsic Value Fund	21

The aggregate net assets of the Fund immediately after the acquisitions were $53,550,144.

Assuming the acquisitions had been completed January 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2010 would have been

Net investment income	$772,583
Net realized and unrealized gains (losses) on investments	$7,077,595
Net increase in net assets resulting from operations	$7,850,178

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended December 31, 2011, the Fund paid $114 in commitment fees.

For the year ended December 31, 2011, there were no borrowings by the Fund under the agreement

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $287,742 and $413,858 of ordinary income for the years ended December 31, 2011 and December 31, 2010, respectively.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains	Capital Loss Carryforward
$637,449	$4,590,111	$(10,766,757)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

22	Wells Fargo Advantage VT Intrinsic Value Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Intrinsic Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Intrinsic Value Fund as of December 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	23

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2011

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Advantage VT Intrinsic Value Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	25

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at www.wellsfargo.com/advantagefunds.

26	Wells Fargo Advantage VT Intrinsic Value Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

207574 02-12 AVT4/AR150 12-11

Wells Fargo Advantage

VT Omega Growth Fund

Annual Report

December 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $216 billion in assets under management, as of December 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Omega Growth Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage VT Omega Growth Fund for the 12-month period that ended December 31, 2011.

For the full 12-month period, most of the major domestic equity indexes posted either modest gains or relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced throughout the year as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long-term, such a strategy may allow you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery gained traction as the year progressed.

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

2011 opened on a note of mounting optimism regarding the strength of the recovery, yet a batch of disappointing economic data in the spring and summer cast renewed doubts on the sustainability of the recovery. In September, it was reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth at an annual rate of 0.4% in the first quarter. According to the December estimate, GDP growth accelerated to an annual rate of 1.8% in the third quarter, reigniting hopes for a sustainable recovery. Those hopes were buoyed by widespread anticipation of even stronger GDP growth in the fourth quarter. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, although many expected a sluggish growth environment in 2012.

The struggling housing and labor markets slowed growth.

As has been the case throughout the recovery, the housing and labor markets continued to restrain economic momentum during 2011.

The beleaguered housing market has arguably exerted the biggest drag on growth. Despite intermittent signs of improvement, ongoing weakness in sales of both new and existing homes has put considerable downward pressure on prices. On the other hand, the labor market took a decided turn for the better in the latter half of the year: initial unemployment claims have eased in recent months, and the private sector has been steadily adding jobs. The pace of hiring, while not brisk, was sufficient to push the U.S. unemployment rate down to 8.5% as of December 2011—still well above its historical average, but at its lowest level since February 2009. Many observers expect the unemployment rate to decline further in 2012, which could act as a tailwind for consumer spending—widely viewed as one of the keys to long-term economic growth.

The Federal Reserve announced that it will keep rates low until 2013.

Consumers have already demonstrated some resilience in their spending—even in the face of higher energy costs. Oil prices skyrocketed in early 2011 before retreating later in the year, only to spike again during the fourth quarter. Yet “core” inflation, which excludes volatile energy and food prices, remained fairly benign throughout the year.

Letter to Shareholders	Wells Fargo Advantage VT Omega Growth Fund	3

With inflation in check, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. Following its August 9 meeting, the Federal Open Market Committee (FOMC) issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate through at least mid-2013. In addition, the Fed carried out its second round of quantitative easing (QE2) in an effort to promote a more robust economic expansion. The stimulus program was completed as scheduled in June 2011. In September, the Fed launched yet another stimulus program—dubbed “Operation Twist”—that is designed to keep intermediate- and longer-term yields relatively low. The goal with keeping longer-term rates low is to encourage lending activity to spark business investments and home purchases, which, in turn, may provide support for a more sustainable economic recovery.

Market volatility was a dominant theme throughout most of 2011.

Despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle East, the U.S. equity market performed very well from January through April of 2011. Some upbeat economic news, better-than-expected corporate profits, and investor enthusiasm about QE2 were among the catalysts for the market’s four-month advance.

In May and June, the market climate shifted to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that Europe’s sovereign debt problems could spiral out of control if a Greek default triggered financial contagion across the continent. In July and August, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the Standard & Poor’s downgrade of the U.S. credit rating. The barrage of unsettling headlines led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. Although volatility persisted into the fourth quarter, the market was able to rebound amid improved economic data and hopes for a resolution to the European crisis.

For the full 12-month period, the S&P 500 Index1 of large-cap stocks achieved a total return of 2.1%. The Russell Midcap® Index2 and the Russell 2000® Index3 of small-cap stocks lost 1.6% and 4.2%, respectively. International stocks fared worse than their U.S. counterparts, with the MSCI EAFE Index4 shedding 14.8%.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

4	Wells Fargo Advantage VT Omega Growth Fund	Letter to Shareholders

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors.

Recent events have not altered our message to shareholders.

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rally that followed. In our opinion, the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified5 investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a broad range of asset classes and investment styles. While diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

5.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Omega Growth Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas J. Pence, CFA

Michael T. Smith, CFA

FUND INCEPTION

March 6, 1997

12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2011
Class 2	(5.54)%
Russell 3000® Growth Index[1]	2.18%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.00% for Class 2. The Fund’s gross and net expense ratios are 1.03% and 1.00%, respectively, for Class 2 shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth Index or the Russell 2000® Growth Index. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage VT Omega Growth Fund Class 2 for the most recent ten years of the Fund with the Russell 3000 Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6	Wells Fargo Advantage VT Omega Growth Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended December 31, 2011.

■	Unfavorable stock selection in the information technology (IT), consumer discretionary, and energy sectors and an underweight to consumer staples were key reasons for the Fund’s underperformance.

■

The U.S. equity market experienced dramatic performance swings driven by a “risk on/risk off” investor mentality, resulting in frequent disconnects between stock prices and underlying company fundamentals.

■	In the current environment, we remain dedicated to our bottom-up stock selection process that seeks to maintain an optimal risk/reward balance.

Macro-driven volatility limited equity market returns for 2011.

The year began on a high note as the equity market continued its rally from late 2010 amid greater confidence in the sustainability of the U.S. economic recovery. While there were pockets of turbulence sparked by the geopolitical turmoil in North Africa and the Middle East and natural disasters in Japan, the market performed well through April 2011. In the spring and summer, however, investors’ spirits began to dampen as a string of discouraging economic data reignited fears of a recession. Investor confidence was further damaged by bickering over the federal debt ceiling, the downgrade of the U.S. credit rating by Standard & Poor’s, and the risk of financial contagion in Europe. Despite continued strength in corporate profits, investors’ intense focus on the negative macro headlines, particularly out of Europe, led to heightened market volatility and a broad-based sell-off in equities during the third quarter. Although volatility persisted into the fourth quarter, most of the major equity indexes rebounded and managed to finish 2011 with either modest gains or relatively mild losses.

The Fund underperformed its benchmark against a challenging market backdrop.

The macro-driven, highly correlated market environment of 2011 presented a major challenge to our bottom-up, fundamentally based investment process. While we successfully identified companies with strong earnings growth, stock prices were disconnected from underlying fundamentals for much of the year. Underperformance primarily stemmed from unfavorable stock selection in the information technology, consumer discretionary, and energy sectors, and an underweight to consumer staples.

Traditional growth sectors such as IT and consumer discretionary struggled in 2011. Shares of Micron Technology Incorporated fell sharply due to supply chain disruptions caused by the natural disasters in Japan and weaker-than-expected demand for the company’s memory chips. Communications equipment providers Juniper Networks Incorporated and Ciena Corporation also weighed on the Fund’s returns amid worries about inventory issues and the timing of orders related to a worldwide optical upgrade cycle at large telecommunication companies. In the consumer discretionary sector, Shutterfly Incorporated, a leading online photo publisher, declined after releasing disappointing results during the fourth quarter. High-end retailers Deckers Outdoor Corporation and lululemon athletica encountered late-year weakness on concerns over inventory levels and margin pressures.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Omega Growth Fund	7

TEN LARGEST EQUITY HOLDINGS[3] (AS OF DECEMBER 31, 2011)
Apple Incorporated	7.12%
Visa Incorporated Class A	2.62%
TransDign Group Incorporated	2.45%
Alexion Pharmaceuticals Incorporated	2.19%
Kansas City Southern	2.05%
Airgas Incorporated	2.02%
American Tower Corporation Class A	2.00%
Precision Castparts Corporation	1.96%
Exxon Mobil Corporation	1.82%
Oil States International Incorporated	1.81%

As macro fears and uncertainty mounted, many investors fled stocks in economically sensitive sectors and reallocated capital to more defensive areas. Therefore, our positioning in the energy sector and an underweight to consumer staples also detracted from the Fund’s returns. Exploration and production companies SandRidge Energy Incorporated and Newfield Exploration Company were the largest detractors as crude oil prices plunged late in the year. We underweighted consumer staples based on our belief that the sector generally offers fewer attractive growth opportunities than other market sectors.

We have taken advantage of the opportunity to upgrade the quality of the portfolio.

The market’s absolute returns for 2011 were lackluster, dragged down by periods of elevated risk aversion. In particular, the third-quarter market sell-off caused many companies with predictable, visible earnings growth—“core” holdings within our portfolio construction framework—to be in our view unfairly punished along with more cyclical companies. As the year progressed, we took steps to optimize the mix of cyclical positions within our “developing situations” category in light of the macro backdrop.

Time has shown that the best response to volatile, irrational markets is to be adaptive in your thinking, but consistent in your investment process. Accordingly, while we have continued to execute our time-tested process, we have taken advantage of the opportunity to upgrade the quality of the portfolio by exchanging stocks with lower earnings visibility for those with higher earnings visibility. The challenge is to construct a portfolio with the optimal balance of secular and cyclical growth exposures. We believe that our “surround the company” approach has allowed us to achieve such balance and that the portfolio should be well positioned to outperform once company-specific fundamentals reassert themselves as the primary driver of equity returns.

SECTOR DISTRIBUTION[4] (AS OF DECEMBER 31, 2011)

A balanced portfolio strategy may help investors navigate the 2012 market landscape.

Some equity market observers share a bullish outlook for 2012, while other forecasts are more bearish. In our view, there are compelling arguments to support both sides of the debate. On the positive side, the labor market has taken a turn for the better in recent months, while consumer spending has been fairly resilient. Even the long-struggling housing market has shown tentative signs of stabilization. Corporate fundamentals remain generally strong, and equity valuations appear reasonable in many cases.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage VT Omega Growth Fund	Performance Highlights (Unaudited)

On the negative side, a European recession looks increasingly likely and could be a source of market turmoil, especially given its implications for export-dependent China. After years of inflating financial and real estate markets, China may need to use other means of stimulus. In addition, ongoing political gamesmanship and fiscal austerity in developed nations could slow global economic growth.

Considering all of these factors, we expect moderate U.S. economic growth in 2012 and a trendless market characterized by bouts of volatility. In such an environment, we believe that balanced portfolio positioning is the most prudent approach.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Omega Growth Fund	9

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF DECEMBER 31, 2011)

						Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class 1	03/06/1997	(11.28)	(5.36)	5.88	5.08	0.78%	0.75%
Class 2	07/31/2002	(11.34)	(5.54)	5.62	4.83	1.03%	1.00%
Russell 3000 Growth Index		(4.49)	2.18	2.46	2.74

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

5.	Performance shown for Class 2 shares prior to its inception reflects the performance of Class 1 shares, adjusted to reflect the higher expenses applicable to Class 2 shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen VA Omega Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage VT Omega Growth Fund	Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning Account Value 07-01-2011	Ending Account Value 12-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class 1
Actual	$1,000.00	$887.18	$3.57	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class 2
Actual	$1,000.00	$886.60	$4.76	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Omega Growth Fund	11

Security Name	Shares	Value

Common Stocks: 97.69%

Consumer Discretionary: 16.64%

Auto Components: 1.47%
BorgWarner Incorporated«†	25,800	$1,644,492

Diversified Consumer Services: 1.04%
Weight Watchers International Incorporated	21,100	1,160,711

Hotels, Restaurants & Leisure: 1.31%
Starbucks Corporation«	31,822	1,464,130

Household Durables: 0.99%
Tempur-Pedic International Incorporated«†	21,000	1,103,130

Internet & Catalog Retail: 4.03%
Amazon.com Incorporated†	11,400	1,973,340
Priceline.com Incorporated†	4,300	2,011,153
Shutterfly Incorporated«†	23,300	530,308

		4,514,801

Media: 2.66%
CBS Corporation Class B	59,400	1,612,116
DIRECTV Group Incorporated†	32,100	1,372,596

		2,984,712

Multiline Retail: 1.17%
Dollar General Corporation†	31,970	1,315,246

Specialty Retail: 2.28%
Ross Stores Incorporated	25,800	1,226,274
Williams-Sonoma Incorporated	34,600	1,332,100

		2,558,374

Textiles, Apparel & Luxury Goods: 1.69%
Deckers Outdoor Corporation†	7,131	538,890
lululemon athletica incorporated«†	29,100	1,357,806

		1,896,696

Consumer Staples: 1.27%

Food & Staples Retailing: 1.27%
Whole Foods Market Incorporated	20,400	1,419,432

Energy: 12.55%

Energy Equipment & Services: 5.40%
Cameron International Corporation†	24,100	1,185,479
Ensco International plc ADR	23,300	1,093,236
Oil States International Incorporated†	26,500	2,023,805
Schlumberger Limited	25,600	1,748,736

		6,051,256

12	Wells Fargo Advantage VT Omega Growth Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Oil, Gas & Consumable Fuels: 7.15%
Cabot Oil & Gas Corporation	15,300	$1,161,270
Concho Resources Incorporated«†	18,844	1,766,625
Exxon Mobil Corporation	24,000	2,034,240
Pioneer Natural Resources Company	22,200	1,986,456
SandRidge Energy Incorporated«†	129,500	1,056,720

		8,005,311

Financials: 6.28%

Capital Markets: 1.12%
TD Ameritrade Holding Corporation	80,300	1,256,695

Consumer Finance: 4.08%
MasterCard Incorporated	4,400	1,640,408
Visa Incorporated Class A	28,900	2,934,217

		4,574,625

Real Estate Management & Development: 1.08%
CBRE Group Incorporated†	79,400	1,208,468

Health Care: 12.86%

Biotechnology: 3.71%
Alexion Pharmaceuticals Incorporated†	34,292	2,451,878
BioMarin Pharmaceutical Incorporated«†	33,030	1,135,571
Gilead Sciences Incorporated†	13,913	569,351

		4,156,800

Health Care Equipment & Supplies: 0.98%
Alere Incorporated†	47,419	1,094,905

Health Care Providers & Services: 3.44%
Cardinal Health Incorporated	31,400	1,275,154
Humana Incorporated	15,200	1,331,672
UnitedHealth Group Incorporated	24,700	1,251,796

		3,858,622

Health Care Technology: 1.44%
Cerner Corporation†	26,400	1,617,000

Life Sciences Tools & Services: 0.71%
Bruker Corporation«†	64,000	794,880

Pharmaceuticals: 2.58%
Allergan Incorporated	18,400	1,614,416
Shire plc ADR	12,300	1,277,970

		2,892,386

Industrials: 13.91%

Aerospace & Defense: 4.41%
Precision Castparts Corporation«	13,300	2,191,707
TransDign Group Incorporated†	28,700	2,746,016

		4,937,723

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Omega Growth Fund	13

Security Name	Shares	Value

Machinery: 3.92%
AGCO Corporation†	7,900	$339,463
Chart Industries Incorporated«†	19,000	1,027,330
Cummins Incorporated	14,464	1,273,121
Gardner Denver Incorporated	22,800	1,756,968

		4,396,882

Road & Rail: 3.46%
Hertz Global Holdings Incorporated«†	134,200	1,572,824
Kansas City Southern«†	33,800	2,298,738

		3,871,562

Trading Companies & Distributors: 2.12%
W.W. Grainger Incorporated	3,387	634,013
WESCO International Incorporated«†	32,900	1,744,029

		2,378,042

Information Technology: 28.51%

Communications Equipment: 1.01%
Acme Packet Incorporated«†	36,500	1,128,215

Computers & Peripherals: 8.62%
Apple Incorporated†	19,700	7,978,500
EMC Corporation†	78,200	1,684,428

		9,662,928

Internet Software & Services: 3.41%
eBay Incorporated†	47,600	1,443,708
F5 Networks Incorporated†	11,938	1,266,861
MercadoLibre Incorporated	13,900	1,105,606

		3,816,175

IT Services: 3.14%
Cognizant Technology Solutions Corporation Class A†	26,500	1,704,215
Gartner Incorporated†	52,219	1,815,655

		3,519,870

Semiconductors & Semiconductor Equipment: 4.00%
ARM Holdings plc ADR	45,400	1,256,218
Atmel Corporation«†	72,700	588,870
Avago Technologies Limited	48,400	1,396,822
Microchip Technology Incorporated«	33,900	1,241,757

		4,483,667

Software: 8.33%
Check Point Software Technologies Limited†	24,900	1,308,246
Citrix Systems Incorporated†	20,600	1,250,832
Oracle Corporation	61,300	1,572,345
Qlik Technologies Incorporated†	48,875	1,182,775
Red Hat Incorporated†	34,500	1,424,505

14	Wells Fargo Advantage VT Omega Growth Fund	Portfolio of Investments—December 31, 2011

Security Name		Shares	Value

Software (continued)
Salesforce.com Incorporated«†		9,700	$984,162
TIBCO Software Incorporated†		67,500	1,613,925

			9,336,790

Materials: 3.67%

Chemicals: 3.67%
Airgas Incorporated		29,000	2,264,320
Monsanto Company		26,400	1,849,848

			4,114,168

Telecommunication Services: 2.00%

Wireless Telecommunication Services: 2.00%
American Tower Corporation Class A		37,300	2,238,373

Total Common Stocks (Cost $96,998,340)			109,457,067

		Principal
Other: 0.13%
Gryphon Funding Limited, Pass-Through Entity(a)(i)(v)		$188,548	52,793
VFNC Corporation, Pass-Through Entity, 0.30%(a)(i)(v)±144A		214,624	92,288

Total Other (Cost $69,365)			145,081

	Yield	Shares
Short-Term Investments: 19.35%

Investment Companies: 19.35%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.04%	2,090,801	2,090,801
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.12	19,595,896	19,595,896

Total Short-Term Investments (Cost $21,686,697)			21,686,697

Total Investments in Securities
(Cost $118,754,402)*	117.17%	131,288,845
Other Assets and Liabilities, Net	(17.17)	(19,239,471)

Total Net Assets	100.00%	$112,049,374

«	All or a portion of this security is on loan.

†	Non-income earning security.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investment.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $118,997,791 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$17,911,281
Gross unrealized depreciation	(5,620,227)

Net unrealized appreciation	$12,291,054

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—December 31, 2011	Wells Fargo Advantage VT Omega Growth Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$109,602,148
In affiliated securities, at value	21,686,697

Total investments, at value (see cost below)	131,288,845
Receivable for investments sold	1,344,379
Receivable for Fund shares sold	260
Receivable for dividends	41,576
Receivable for securities lending income	2,042
Prepaid expenses and other assets	1,461

Total assets	132,678,563

Liabilities
Payable for investments purchased	721,486
Payable for Fund shares redeemed	105,335
Payable upon receipt of securities loaned	19,665,261
Advisory fee payable	51,452
Distribution fees payable	15,298
Due to other related parties	13,836
Accrued expenses and other liabilities	56,521

Total liabilities	20,629,189

Total net assets	$112,049,374

NET ASSETS CONSIST OF
Paid-in capital	$101,912,656
Undistributed net investment loss	(2,483)
Accumulated net realized losses on investments	(2,395,242)
Net unrealized gains on investments	12,534,443

Total net assets	$112,049,374

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$45,293,257
Shares outstanding – Class 1	1,988,704
Net asset value per share – Class 1	$22.78
Net assets – Class 2	$66,756,117
Shares outstanding – Class 2	2,970,030
Net asset value per share – Class 2	$22.48

Total investments, at cost	$118,754,402

Securities on loan, at value	$19,115,220

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Omega Growth Fund	Statement of Operations—Year Ended December 31, 2011

Investment income
Dividends*	$552,708
Securities lending income, net	58,505
Income from affiliated securities	1,705

Total investment income	612,918

Expenses
Advisory fee	706,005
Administration fees
Fund level	64,182
Class 1	42,664
Class 2	60,028
Distribution fees
Class 2	187,588
Custody and accounting fees	30,541
Professional fees	48,011
Shareholder report expenses	59,719
Trustees’ fees and expenses	11,603
Other fees and expenses	2,496

Total expenses	1,212,837
Less: Fee waivers and/or expense reimbursements	(62,515)

Net expenses	1,150,322

Net investment loss	(537,404)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	10,208,867
Net change in unrealized gains (losses) on investments	(16,548,843)

Net realized and unrealized gains (losses) on investments	(6,339,976)

Net decrease in net assets resulting from operations	$(6,877,380)

* Net of foreign dividend withholding taxes of	$20,629

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage VT Omega Growth Fund	17

	Year Ended December 31, 2011		Year Ended December 31, 2010[1]

Operations
Net investment loss		$(537,404)		$(163,947)
Net realized gains on investments		10,208,867		13,266,207
Net change in unrealized gains (losses) on investments		(16,548,843)		12,283,320

Net increase (decrease) in net assets resulting from operations		(6,877,380)		25,385,580

Distributions to shareholders from
Net investment income
Class 1		0		(439,899)
Class 2		0		(140,680)
Net realized gains
Class 1		(478,304)		0
Class 2		(638,543)		0

Total distributions to shareholders		(1,116,847)		(580,579)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	475,258	11,982,674	428,669	8,952,888
Class 2	258,675	6,051,791	494,435	9,722,414

		18,034,465		18,675,302

Reinvestment of distributions
Class 1	18,928	478,304	21,311	439,899
Class 2	25,582	638,543	6,845	140,680

		1,116,847		580,579

Payment for shares redeemed
Class 1	(741,540)	(17,562,839)	(1,143,173)	(23,005,725)
Class 2	(782,129)	(19,014,915)	(1,245,566)	(25,157,874)

		(36,577,754)		(48,163,599)

Net asset value of shares issued in acquisitions
Class 2	0	0	2,586,116	48,569,090

Net increase (decrease) in net assets resulting from capital share transactions		(17,426,442)		19,661,372

Total increase (decrease) in net assets		(25,420,669)		44,466,373

Net assets
Beginning of period		137,470,043		93,003,670

End of period		$112,049,374		$137,470,043

Undistributed (accumulated) net investment loss		$(2,483)		$(3,029)

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. Evergreen VA Omega Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen VA Omega Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Omega Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended December 31,
Class 1	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$24.26	$20.42	$14.43	$19.82	$17.80
Net investment income (loss)	(0.06)	0.03	0.13	0.23	0.08
Net realized and unrealized gains (losses) on investments	(1.21)	3.98	6.09	(5.62)	2.05

Total from investment operations	(1.27)	4.01	6.22	(5.39)	2.13
Distributions to shareholders from
Net investment income	0.00	(0.17)	(0.23)	0.00	(0.11)
Net realized gains	(0.21)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.21)	(0.17)	(0.23)	0.00	(0.11)
Net asset value, end of period	$22.78	$24.26	$20.42	$14.43	$19.82
Total return	(5.36)%	19.79%	43.97%	(27.19)%	11.96%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.75%	0.76%	0.72%	0.71%
Net expenses	0.75%	0.74%	0.76%	0.72%	0.71%
Net investment income (loss)	(0.27)%	0.01%	0.86%	1.11%	0.32%
Supplemental data
Portfolio turnover rate	110%	160%	28%	46%	31%
Net assets, end of period (000’s omitted)	$45,293	$54,246	$59,807	$35,952	$67,773

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. Evergreen VA Omega Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class 1 of Evergreen VA Omega Fund.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Omega Growth Fund	19

(For a share outstanding throughout each period)

	Year Ended December 31,
Class 2	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$24.00	$20.19	$14.25	$19.63	$17.62
Net investment income (loss)	(0.14)	(0.07)[2]	0.11	0.15	0.01
Net realized and unrealized gains (losses) on investments	(1.17)	3.99	6.00	(5.53)	2.05

Total from investment operations	(1.31)	3.92	6.11	(5.38)	2.06
Distributions to shareholders from
Net investment income	0.00	(0.11)	(0.17)	0.00	(0.05)
Net realized gains	(0.21)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.21)	(0.11)	(0.17)	0.00	(0.05)
Net asset value, end of period	$22.48	$24.00	$20.19	$14.25	$19.63
Total return	(5.54)%	19.48%	43.58%	(27.41)%	11.74%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.01%	1.00%	0.97%	0.96%
Net expenses	1.00%	1.00%	1.00%	0.97%	0.96%
Net investment income (loss)	(0.52)%	(0.34)%	0.63%	0.86%	0.07%
Supplemental data
Portfolio turnover rate	110%	160%	28%	46%	31%
Net assets, end of period (000’s omitted)	$66,756	$83,224	$33,196	$22,910	$38,137

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. Evergreen VA Omega Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class 2 of Evergreen VA Omega Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage VT Omega Growth Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Fixed income securities with maturities exceeding 60 days are valued based on available evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by

Notes to Financial Statements	Wells Fargo Advantage VT Omega Growth Fund	21

Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

For Wells Fargo Advantage Funds that participated in securities lending activity prior to February 13, 2009, certain structured investment vehicles purchased in a joint account by the former securities lending agent defaulted or were impaired. Certain of the Wells Fargo Advantage Funds still hold ownership interest in these structured investment vehicles, which have since been restructured as pass-through securities. If the Fund holds an ownership interest in such pass-through securities, information regarding this ownership interest can be found in the Portfolio of Investments under the category “Other”.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to net operating losses. At December 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Losses on Investments
$5,909	$537,950	$(543,859)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

22	Wells Fargo Advantage VT Omega Growth Fund	Notes to Financial Statements

At December 31, 2011, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2012	2013	2015	2016	2017
$1,078,104	$1,615,063	$4,132,177	$2,303,740	$771,379

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$109,457,067	$0	$0	$109,457,067
Other	0	0	145,081	145,081
Short-term investments
Investment companies	2,090,801	19,595,896	0	21,686,697
	$111,547,868	$19,595,896	$145,081	$131,288,845

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Notes to Financial Statements	Wells Fargo Advantage VT Omega Growth Fund	23

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of December 31, 2010	$239,022
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	(12,845)
Purchases	0
Sales	(81,096)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of December 31, 2011	$145,081
Change in unrealized gains (losses) relating to securities still held at December 31, 2011	$(51,696)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended December 31, 2011, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% of the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended December 31, 2011 were $141,507,856 and $161,721,692, respectively.

24	Wells Fargo Advantage VT Omega Growth Fund	Notes to Financial Statements

6. ACQUISITIONS

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. Shareholders holding Class 1 and Class 2 shares of Evergreen VA Omega Fund received Class 1 and Class 2 shares, respectively, of the Fund in the reorganization. Existing shareholders of Wells Fargo Advantage VT Large Company Growth Fund received Class 2 shares of the Fund in the reorganization. The Fund was newly created to receive the assets of shares of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. Evergreen VA Omega Fund became the accounting and performance survivor in the reorganizations. The investment portfolio of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund with fair values of $71,682,578 and $48,538,258, respectively, and identified costs of $69,920,349 and $46,062,243, respectively, at July 16, 2010 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized gains (losses) acquired, exchange ratio and number of shares issued were as follows:

Acquired Fund	Value of Net Assets Acquired	Unrealized Gains	Exchange Ratio	Number of Shares Issued
Evergreen VA Omega Fund	$70,210,006	$1,762,229	1.00	2,457,511	Class 1
			1.00	1,231,817	Class 2
Wells Fargo Advantage VT Large Company Growth Fund	$48,569,090	$2,476,015	0.43	2,568,116	Class 2

The aggregate net assets of the Fund immediately after the acquisitions were $118,779,096.

Assuming the acquisitions had been completed January 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2010 would have been:

Net investment loss	$(116,783)
Net realized and unrealized gains on investments	$17,879,551
Net increase in net assets resulting from operations	$17,762,768

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended December 31, 2011, the Fund paid $264 in commitment fees.

For the year ended December 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Year ended December 31,
	2011	2010
Ordinary Income	$0	$580,579
Long-term Capital Gain	1,116,847	0

Notes to Financial Statements	Wells Fargo Advantage VT Omega Growth Fund	25

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)	Capital Loss Carryforward
$2,432,944	$5,315,666	$12,291,054	$(9,900,463)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

26	Wells Fargo Advantage VT Omega Growth Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Omega Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Omega Growth Fund as of December 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage VT Omega Growth Fund	27

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $1,116,847 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2011.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage VT Omega Growth Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage VT Omega Growth Fund	29

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at www.wellsfargo.com/advantagefunds.

30	Wells Fargo Advantage VT Omega Growth Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

207575 02-12 AVT5/AR151 12-11

Wells Fargo Advantage

VT Opportunity FundSM

Annual Report

December 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $216 billion in assets under management, as of December 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Opportunity Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic
recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage VT Opportunity Fund for the 12-month period that ended December 31, 2011.

For the full 12-month period, most of the major domestic equity indexes posted either modest gains or relatively mild losses. However, the market’s
12-month return figures mask the uneven path that it traced throughout the year as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long-term, such a strategy may allow you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery gained traction as the year progressed.

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

2011 opened on a note of mounting optimism regarding the strength of the recovery, yet a batch of disappointing economic data in the spring and summer cast renewed doubts on the sustainability of the recovery. In September, it was reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth at an annual rate of 0.4% in the first quarter. According to the December estimate, GDP growth accelerated to an annual rate of 1.8% in the third quarter, reigniting hopes for a sustainable recovery. Those hopes were buoyed by widespread anticipation of even stronger GDP growth in the fourth quarter. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, although many expected a sluggish growth environment in 2012.

The struggling housing and labor markets slowed growth.

As has been the case throughout the recovery, the housing and labor markets continued to restrain economic momentum during 2011.

The beleaguered housing market has arguably exerted the biggest drag on growth. Despite intermittent signs of improvement, ongoing weakness in sales of both new and existing homes has put considerable downward pressure on prices. On the other hand, the labor market took a decided turn for the better in the latter half of the year: initial unemployment claims have eased in recent months, and the private sector has been steadily adding jobs. The pace of hiring, while not brisk, was sufficient to push the U.S. unemployment rate down to 8.5% as of December 2011—still well above its historical average, but at its lowest level since February 2009. Many observers expect the unemployment rate to decline further in 2012, which could act as a tailwind for consumer spending—widely viewed as one of the keys to long-term economic growth.

The Federal Reserve announced that it will keep rates low until 2013.

Consumers
have already demonstrated some resilience in their spending—even in the face of higher energy costs. Oil prices skyrocketed in early 2011 before retreating later in the year, only to spike again during the fourth quarter. Yet “core”
inflation, which excludes volatile energy and food prices, remained fairly benign throughout the year.

Letter to Shareholders

Wells Fargo Advantage VT Opportunity Fund

3

With inflation in check, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. Following its August 9 meeting, the Federal Open Market Committee (FOMC) issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate through at least mid-2013. In addition, the Fed carried out its second round of quantitative easing (QE2) in an effort to promote a more robust economic expansion. The stimulus program was completed as scheduled in June 2011.
In September, the Fed launched yet another stimulus program—dubbed “Operation Twist”—that is designed to keep intermediate- and longer-term yields relatively low. The goal with keeping longer-term rates low is to encourage lending activity to spark business investments and home purchases, which, in turn, may provide support for a more sustainable economic recovery.

Market volatility was a dominant theme throughout most of 2011.

Despite pockets
of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle East, the U.S. equity market performed very well from January through April of 2011. Some upbeat economic news, better-than-expected corporate profits, and investor enthusiasm about QE2 were among the catalysts for the market’s four-month advance.

In May and June, the
market climate shifted to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that
Europe’s sovereign debt problems could spiral out of control if a Greek default triggered financial contagion across the continent. In July and August, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the Standard & Poor’s downgrade of the U.S. credit rating. The barrage of unsettling headlines led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. Although volatility persisted into the fourth quarter, the market was able to rebound amid improved economic data and hopes for a resolution to the European crisis.

For the full 12-month period, the S&P 500 Index1 of large-cap stocks achieved a total return of 2.1%. The Russell Midcap®
Index2 and the Russell 2000® Index3 of small-cap stocks lost 1.6% and 4.2%, respectively. International stocks fared worse than their U.S. counterparts, with the MSCI EAFE Index4 shedding 14.8%.

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4.
The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

4

Wells Fargo Advantage VT Opportunity Fund

Letter to Shareholders

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors.

Recent events have not altered our message to shareholders.

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rally that followed. In our opinion, the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified5 investment plan is the best long-term
strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a broad range of asset classes and investment styles. While diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

5.
Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance Highlights (Unaudited)

Wells Fargo Advantage VT Opportunity Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Ann M. Miletti

Thomas D.
Wooden, CFA

FUND INCEPTION

May 8, 1992

12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2011

Class 2

(5.52)%

  Russell
Midcap® Index[1]

(1.55)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778.
Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.00% for Class 2. The Fund’s gross and net expense ratios are 1.12% and 1.01%, respectively, for Class 2 shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage VT Opportunity Fund Class 2 for the most recent ten years of the Fund with the Russell Midcap Index.
The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6

Wells Fargo Advantage VT Opportunity Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the Russell Midcap® Index, for the 12-month period that ended December 31, 2011.

■

Holdings in the consumer discretionary, industrials, and health care sectors detracted from relative returns, more than offsetting positive stock selection in the information technology (IT) and financials sectors. A lack of exposure to utilities—which typically do not have much in the way of growth potential but do well in defensive markets—also hindered relative results.

■

Economic concerns fostered stock market volatility, particularly in cyclical areas of the market. Nevertheless, our process remained disciplined. We continued to look for well-positioned businesses with solid business models, strong management teams, and favorable trends that trade at attractive discounts to our estimated private market value (PMV).

TEN LARGEST EQUITY HOLDINGS[3] (AS OF DECEMBER 31,
2011)

Praxair Incorporated

1.89%

Global Payments Incorporated

1.67%

Kroger Company

1.67%

Branch Banking & Trust Corporation

1.66%

Apollo Group Incorporated Class A

1.65%

National Oilwell Varco Incorporated

1.65%

Fifth Third Bancorp

1.61%

Kohl’s Corporation

1.60%

Equinix Incorporated

1.59%

RenaissanceRe Holdings Limited

1.59%

Stock selection and sector weights both contributed to the Fund’s investment results.

The IT sector was again the top contributor to relative performance during the 12-month period. Positive stock selection—especially in areas related to the continuing move toward digital mobility, storage, and cloud computing—aided results. Additionally, key holdings in companies that focus on data processing added value, including MasterCard Incorporated and Alliance Data
Systems Incorporated. Both companies benefited from increased usage of credit and debit payments in lieu of cash.

In the industrials sector, broad-based
fears of another recession in the U.S. depressed the performance of a number of industrials holdings, though renewed economic optimism did help the group later in the year. Overall stock selection in the group detracted from results, with Hertz
Global Holdings Incorporated among the detractors. We continue to like Hertz; Hertz rents equipment for new construction and benefits from a trend toward renting versus owning equipment, as many firms liquidated their equipment inventories during the last economic downturn and are not yet ready to commit long-term capital for repurchases.

The Fund’s consumer discretionary holdings
detracted from overall results, with mixed performance in the retail group. Retailers targeting higher-end consumers fared relatively well. Partly as a result, Fund holding Nordstrom Incorporated gained nearly 19% for the year. However, other retailers with more exposure to middle-income buyers, including holdings in Kohl’s Corporation and Target Corporation, posted losses as economic concerns stunted consumer spending. Similarly, office supply retailer Staples Incorporated posted weak revenue growth because of fierce competition and customers’ budgetary cutbacks. As a result, we sold the position in November 2011.

3.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)

Wells Fargo Advantage VT Opportunity Fund

7

SECTOR DISTRIBUTION[4] (AS OF DECEMBER 31,
2011)

Our methodology of buying stocks that are selling at a discount to their PMVs and selling stocks that approach their PMVs continues.

Our discipline allows us to be patient with stocks that are out of favor with the market. When we entered 2011, we believed that we would see a slow-growth economic environment, with growth in gross domestic product (GDP) in the range of 0%–2%. That scenario largely came to pass, and, in fact, GDP forecasts for the full year are probably better than we would have expected at the beginning of the year. If someone had told us that GDP in the U.S. would be near 2% and that many companies would report double-digit earnings growth in 2011, we would not have anticipated the extreme market movements that we saw during the year. It seemed that the market was driven less by fundamentals and more by macroeconomic news and fears of what would happen if a country such as Greece or Italy were to default on its sovereign debt.

Uncertainty remains, but opportunities remain as well.

Looking ahead, we remain cautiously optimistic. Based on our 2012 assessment of PMVs for the companies we own, the Fund appears attractively valued with an approximate 34% undervaluation. This number doesn’t mean that we expect the portfolio to appreciate by 34% in a year, because each individual company is at a different stage in its cycle and it can take years for a stock to reach full valuation. However, we do think this level of undervaluation suggests that our portfolio has solid potential for future appreciation.

At the same time, remaining market headwinds will likely
create some investor uneasiness in the near term as we face the need for European sovereign debt refinancing, probable additional downgrades by rating agencies, and even political bickering in the U.S. and abroad. We believe that stocks are attractively valued, and if earnings results remain positive, at some point the market should reward growth through higher stock prices. Most of the Fund’s holdings have attractive balance sheets, have posted solid earnings, are flush with cash, and have improved their cost structures. We acknowledge that it will probably take a bit more confidence and visibility before investors react positively to those factors.

4.
Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8

Wells Fargo Advantage VT Opportunity Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF DECEMBER 31, 2011)

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class 1

08/26/2011

(11.69
)

(5.41
)

2.01

4.72

0.87%

0.76%

Class 2

05/08/1992

(11.79
)

(5.52
)

1.99

4.70

1.12%

1.01%

  Russell
Midcap® Index

(8.91
)

(1.55
)

1.41

6.99

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Stock fund values fluctuate in
response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

5.
Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at 0.75% for Class 1 and 1.00% for Class 2 shares. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)

Wells Fargo Advantage VT Opportunity Fund

9

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees;
and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2011 to
December 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line
of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

Beginning Account Value 07-01-2011

Ending Account Value 12-31-2011

Expenses Paid During the Period¹

Net Annual Expense Ratio

Class 1

Actual

$
1,000.00

$
883.10

$
3.56

0.75
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.42

$
3.82

0.75
%

Class 2

Actual

$
1,000.00

$
882.08

$
4.84

1.02
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.06

$
5.19

1.02
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage VT Opportunity Fund

Portfolio of Investments—December 31, 2011

Security Name

Shares

Value

Common Stocks: 97.78%

Consumer Discretionary: 18.87%

Auto Components: 1.31%

Johnson Controls Incorporated

102,249

$
3,196,304

Diversified Consumer Services: 1.65%

Apollo Group Incorporated Class A†«

74,798

4,029,368

Hotels, Restaurants & Leisure: 1.27%

Carnival Corporation

94,788

3,093,880

Household Durables: 1.50%

Tempur-Pedic International Incorporated†

16,619

872,996

Whirlpool Corporation«

58,915

2,795,517

3,668,513

Internet & Catalog Retail: 1.29%

Liberty Interactive Corporation Series A†

193,390

3,135,819

Media: 6.19%

Cablevision Systems Corporation New York Group Class A

177,319

2,521,476

Comcast Corporation Class A

148,877

3,507,542

Discovery Communications Incorporated†

73,405

2,767,369

Liberty Global Incorporated Class A†

64,618

2,651,277

Omnicom Group Incorporated«

81,475

3,632,156

15,079,820

Multiline Retail: 4.55%

Kohl’s Corporation«

78,790

3,888,287

Nordstrom Incorporated

70,305

3,494,862

Target Corporation

72,291

3,702,745

11,085,894

Specialty Retail: 1.11%

Best Buy Company Incorporated«

115,315

2,694,912

Consumer Staples: 4.50%

Food & Staples Retailing: 1.67%

Kroger Company

167,739

4,062,639

Food Products: 1.36%

General Mills Incorporated

82,164

3,320,247

Household Products: 1.47%

Church & Dwight Company Incorporated

78,151

3,576,190

Energy: 7.62%

Energy Equipment & Services: 3.64%

McDermott International Incorporated†

174,490

2,008,380

National Oilwell Varco Incorporated

59,072

4,016,305

Weatherford International Limited†

194,511

2,847,641

8,872,326

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Opportunity Fund	11

Security Name	Shares	Value

Oil, Gas & Consumable Fuels: 3.98%
Apache Corporation	25,605	$2,319,301
Newfield Exploration Company†	82,121	3,098,425
Peabody Energy Corporation«	51,103	1,692,020
Southwestern Energy Company†	80,921	2,584,617

		9,694,363

Financials: 17.00%

Capital Markets: 2.71%
Invesco Limited	161,282	3,240,155
TD Ameritrade Holding Corporation	215,602	3,374,171

		6,614,326

Commercial Banks: 4.51%
Branch Banking & Trust Corporation«	160,830	4,048,091
City National Corporation«	68,328	3,018,731
Fifth Third Bancorp	308,782	3,927,707

		10,994,529

Consumer Finance: 1.40%
MasterCard Incorporated	9,142	3,408,320

Diversified Financial Services: 0.76%
InterContinental Exchange Incorporated†	15,290	1,843,210

Insurance: 5.42%
ACE Limited	49,025	3,437,633
Reinsurance Group of America Incorporated	59,919	3,130,768
RenaissanceRe Holdings Limited«	52,098	3,874,528
Willis Group Holdings plc	71,002	2,754,878

		13,197,807

REIT: 2.20%
BioMed Realty Trust Incorporated«	177,320	3,205,946
LaSalle Hotel Properties	89,315	2,162,316

		5,368,262

Health Care: 10.24%

Health Care Equipment & Supplies: 3.90%
C.R. Bard Incorporated	33,864	2,895,372
Covidien plc	78,627	3,539,001
Zimmer Holdings Incorporated«	57,647	3,079,503

		9,513,876

Health Care Providers & Services: 2.44%
Health Management Associates Incorporated Class A†	424,223	3,126,524
McKesson Corporation	36,163	2,817,459

		5,943,983

12	Wells Fargo Advantage VT Opportunity Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Life Sciences Tools & Services: 3.90%
Covance Incorporated†	71,424	$3,265,505
Thermo Fisher Scientific Incorporated†	71,808	3,229,206
Waters Corporation†«	40,522	3,000,654

		9,495,365

Industrials: 14.95%

Airlines: 1.94%
Delta Air Lines Incorporated†	387,484	3,134,746
United Continental Holdings Incorporated†«	84,721	1,598,685

		4,733,431

Commercial Services & Supplies: 1.47%
Republic Services Incorporated	130,196	3,586,900

Construction & Engineering: 0.84%
Quanta Services Incorporated†«	94,997	2,046,235

Electrical Equipment: 4.18%
AMETEK Incorporated	74,972	3,156,321
Babcock & Wilcox Company†	118,429	2,858,876
Regal-Beloit Corporation	37,288	1,900,569
Rockwell Automation Incorporated	30,943	2,270,288

		10,186,054

Machinery: 2.70%
Dover Corporation«	57,837	3,357,438
Pall Corporation«	56,270	3,215,831

		6,573,269

Professional Services: 1.10%
Manpower Incorporated	74,555	2,665,341

Road & Rail: 2.72%
Hertz Global Holdings Incorporated†«	313,573	3,675,076
J.B. Hunt Transport Services Incorporated«	65,534	2,953,617

		6,628,693

Information Technology: 16.74%

Communications Equipment: 1.15%
Polycom Incorporated†	172,064	2,804,643

Computers & Peripherals: 1.35%
NetApp Incorporated†«	91,045	3,302,202

Electronic Equipment, Instruments & Components: 1.29%
Amphenol Corporation Class A	69,318	3,146,344

Internet Software & Services: 1.59%
Equinix Incorporated†	38,137	3,867,092

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Opportunity Fund	13

Security Name	Shares	Value

IT Services: 3.90%
Alliance Data Systems Corporation†«	27,320	$2,836,909
Cognizant Technology Solutions Corporation Class A†	40,318	2,592,851
Global Payments Incorporated	85,920	4,070,890

		9,500,650

Semiconductors & Semiconductor Equipment: 5.06%
Altera Corporation	80,420	2,983,582
ARM Holdings plc	330,325	3,036,929
Avago Technologies Limited	102,873	2,968,915
ON Semiconductor Corporation†	431,273	3,329,428

		12,318,854

Software: 2.40%
Autodesk Incorporated†	101,415	3,075,917
Red Hat Incorporated†	66,878	2,761,393

		5,837,310

Materials: 6.72%

Chemicals: 1.89%
Praxair Incorporated	42,991	4,595,738

Containers & Packaging: 4.35%
Bemis Company Incorporated«	125,830	3,784,966
Crown Holdings Incorporated†«	99,068	3,326,703
Owens-Illinois Incorporated†	179,732	3,483,206

		10,594,875

Metals & Mining: 0.48%
Agnico-Eagle Mines Limited	32,529	1,181,453

Telecommunication Services: 1.14%

Wireless Telecommunication Services: 1.14%
American Tower Corporation Class A	46,241	2,774,919

Total Common Stocks (Cost $226,811,384)		238,233,956

	Principal

Other: 0.63%
Gryphon Funding Limited, Pass-Through Entity(a)(i)(v)	$2,010,641	562,980
VFNC Corporation, Pass-Through Entity, 0.30%(a)(i)(v)±144A	2,288,715	984,147

Total Other (Cost $739,701)		1,547,127

14	Wells Fargo Advantage VT Opportunity Fund	Portfolio of Investments—December 31, 2011

Security Name	Yield	Shares	Value

Short-Term Investments: 22.08%

Investment Companies: 22.08%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.04%	4,870,568	$4,870,568
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.12	48,927,267	48,927,267

Total Short-Term Investments (Cost $53,797,835)			53,797,835

Total Investments in Securities (Cost $281,348,920)*	120.49%	293,578,918
Other Assets and Liabilities, Net	(20.49)	(49,927,195)

Total Net Assets	100.00%	$243,651,723

†	Non-income earning security.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investment.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $285,256,848 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$26,708,339
Gross unrealized depreciation	(18,386,269)

Net unrealized appreciation	$8,322,070

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—December 31, 2011	Wells Fargo Advantage VT Opportunity Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$239,781,083
In affiliated securities, at value	53,797,835

Total investments, at value (see cost below)	293,578,918
Receivable for investments sold	809,863
Receivable for Fund shares sold	5,998
Receivable for dividends	211,467
Receivable for securities lending income	4,484

Total assets	294,610,730

Liabilities
Payable for investments purchased	96,302
Payable for Fund shares redeemed	932,421
Payable upon receipt of securities loaned	49,666,968
Advisory fee payable	139,498
Distribution fees payable	46,667
Due to other related parties	25,985
Accrued expenses and other liabilities	51,166

Total liabilities	50,959,007

Total net assets	$243,651,723

NET ASSETS CONSIST OF
Paid-in capital	$287,088,524
Undistributed net investment income	331,116
Accumulated net realized losses on investments	(55,997,915)
Net unrealized gains on investments	12,229,998

Total net assets	$243,651,723

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$42,116,424
Shares outstanding – Class 1	2,420,549
Net asset value per share – Class 1	$17.40
Net assets – Class 2	$201,535,299
Shares outstanding – Class 2	11,592,957
Net asset value per share – Class 2	$17.38

Total investments, at cost	$281,348,920

Securities on loan, at value	$48,435,704

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Opportunity Fund	Statement of Operations—Year Ended December 31, 2011

Investment income
Dividends*	$2,345,751
Income from affiliated securities	6,874
Securities lending income, net	73,170

Total investment income	2,425,795

Expenses
Advisory fee	1,286,490
Administration fees
Fund level	98,961
Class 1[1]	11,770
Class 2	146,567
Distribution fees
Class 2	458,022
Custody and accounting fees	20,029
Professional fees	25,736
Shareholder report expenses	15,836
Trustees’ fees and expenses	10,578
Other fees and expenses	7,900

Total expenses	2,081,889
Less: Fee waivers and/or expense reimbursements	(71,738)

Net expenses	2,010,151

Net investment income	415,644

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	12,647,751
Net change in unrealized gains (losses) on investments	(16,138,693)

Net realized and unrealized gains (losses) on investments	(3,490,942)

Net decrease in net assets resulting from operations	$(3,075,298)

* Net of foreign dividend withholding taxes of	$2,417

1.	Class commenced operations on August 26, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage VT Opportunity Fund	17

	Year Ended December 31, 2011		Year Ended December 31, 2010

Operations
Net investment income		$415,644			$120,866
Net realized gains on investments		12,647,751			19,746,984
Net change in unrealized gains (losses) on investments		(16,138,693)			14,072,322

Net increase (decrease) in net assets resulting from operations		(3,075,298)			33,940,172

Distributions to shareholders from
Net investment income – Class 2		(228,148)			(1,195,940)[1]

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	78,783 [2]	1,305,075 [2]	N/A		N/A
Class 2	721,399	13,833,446	826,626	[1]	13,114,185 [1]

		15,138,521			13,114,185

Reinvestment of distributions
Class 2	11,742	228,148	82,938	[1]	1,195,940 [1]

Payment for shares redeemed
Class 1	(201,134)[2]	(3,415,950)[2]	N/A		N/A
Class 2	(2,739,789)	(49,078,548)	(2,085,400)[1]		(33,529,757)[1]

		(52,494,498)			(33,529,757)

Net asset value of shares issued in acquisition
Class 1	2,542,900	42,011,395	N/A		N/A
Class 2	4,464,853	73,764,505	0		0

		115,775,900			0

Net increase (decrease) in net assets resulting from capital share transactions		78,648,071			(19,219,632)

Total increase in net assets		75,344,625			13,524,600

Net assets
Beginning of period		168,307,098			154,782,498

End of period		$243,651,723			$168,307,098

Undistributed net investment income		$331,116			$88,428

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

2.	Class commenced operations on August 26, 2011.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Opportunity Fund	Financial Highlights

(For a share outstanding throughout the period)

Class 1	Year Ended December 31, 2011[1]
Net asset value, beginning of period	$16.52
Net investment income	0.04
Net realized and unrealized gains (losses) on investments	0.84

Total from investment operations	0.88
Net asset value, end of period	$17.40
Total return[2]	5.33%
Ratios to average net assets (annualized)
Gross expenses	0.83%
Net expenses	0.75%
Net investment income	0.61%
Supplemental data
Portfolio turnover rate	35%
Net assets, end of period (000’s omitted)	$42,116

1.	For the period from August 26, 2011 (commencement of class operations) to December 31, 2011.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Opportunity Fund	19

(For a share outstanding throughout each period)

	Year Ended December 31,
Class 2[1]	2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.42	$15.01	$10.16	$22.03	$24.02
Net investment income	0.03	0.02	0.11	0.12	0.21
Net realized and unrealized gains (losses) on investments	(1.04)	3.51	4.74	(7.30)	1.60

Total from investment operations	(1.01)	3.53	4.85	(7.18)	1.81
Distributions to shareholders from
Net investment income	(0.03)	(0.12)	0.00	(0.37)	(0.16)
Net realized gains	0.00	0.00	0.00	(4.32)	(3.64)

Total distributions to shareholders	(0.03)	(0.12)	0.00	(4.69)	(3.80)
Net asset value, end of period	$17.38	$18.42	$15.01	$10.16	$22.03
Total return	(5.52)%	23.76%	47.74%	(40.10)%	6.63%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.18%	1.32%	1.21%	1.19%
Net expenses	1.04%	1.07%	1.07%	1.07%	1.07%
Net investment income	0.18%	0.08%	0.39%	0.47%	0.74%
Supplemental data
Portfolio turnover rate	35%	40%	50%	70%	64%
Net assets, end of period (000’s omitted)	$201,535	$168,307	$154,782	$378,197	$779,286

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage VT Opportunity Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Fixed income securities with maturities exceeding 60 days are valued based on available evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Notes to Financial Statements	Wells Fargo Advantage VT Opportunity Fund	21

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

For Wells Fargo Advantage Funds that participated in securities lending activity prior to February 13, 2009, certain structured investment vehicles purchased in a joint account by the former securities lending agent defaulted or were impaired. Certain of the Wells Fargo Advantage Funds still hold ownership interest in these structured investment vehicles, which have since been restructured as pass-through securities. If the Fund holds an ownership interest in such pass-through securities, information regarding this ownership interest can be found in the Portfolio of Investments under the category “Other”.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to dividends from certain securities, expiration of capital loss carryforwards and recognition of partnership income. At December 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$(360,675)	$66,302	$294,373

22	Wells Fargo Advantage VT Opportunity Fund	Notes to Financial Statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2011, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:.

Pre-enactment Capital Loss Expiration			Post-enactment Capital Losses
2015	2016	2017	Short-term	Long-term
$1,442,700	$360,675	$47,818,946	$2,181,517	$286,150

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to significant unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	Wells Fargo Advantage VT Opportunity Fund	23

As of December 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$238,233,956	$0	$0	$238,233,956
Other	0	0	1,547,127	1,547,127
Short-term investments
Investment companies	4,870,568	48,927,267	0	53,797,835
	$243,104,524	$48,927,267	$1,547,127	$293,578,918

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of December 31, 2010	$2,520,461
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	(166,140)
Purchases	0
Sales	(807,194)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of December 31, 2011	$1,547,127
Change in unrealized gains (losses) relating to securities still held at December 31, 2011	$(551,276)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended December 31, 2011, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% of the average daily net assets of each class.

24	Wells Fargo Advantage VT Opportunity Fund	Notes to Financial Statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended December 31, 2011 were $69,348,447 and $99,226,161, respectively.

6. ACQUISITION

After the close of business on August 26, 2011, the Fund acquired the net assets of Wells Fargo Advantage VT Core Equity Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class 1 and Class 2 shares of Wells Fargo Advantage VT Core Equity Fund received Class 1 and Class 2 shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage VT Core Equity Fund for 7,007,753 shares of the Fund valued at $115,775,900 at an exchange ratio of 0.77 and 0.76 for Class 1 and Class 2 shares, respectively. The investment portfolio of Wells Fargo Advantage VT Core Equity Fund with a fair value of $115,698,003, identified cost of $130,800,975 and unrealized losses of $15,102,972 at August 26, 2011 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage VT Core Equity Fund and the Fund immediately prior to the acquisition were $115,775,900 and $138,830,614, respectively. The aggregate net assets of the Fund immediately after the acquisition were $254,606,514. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage VT Core Equity Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed January 1, 2011, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2011 would have been:

Net investment income	$1,159,297
Net realized and unrealized losses on investments	$(2,976,757)
Net decrease in net assets resulting from operations	$(1,817,460)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage VT Core Equity Fund that have been included in the Fund’s Statement of Operations since August 29, 2011.

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended December 31, 2011, the Fund paid $348 in commitment fees.

For the year ended December 31, 2011, there were no borrowings by the Fund under the agreement.

Notes to Financial Statements	Wells Fargo Advantage VT Opportunity Fund	25

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $228,148 and $1,195,940 of ordinary income for the years ended December 31, 2011 and December 31, 2010, respectively.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$341,265	$8,322,070	$(52,089,988)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

26	Wells Fargo Advantage VT Opportunity Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Opportunity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Opportunity Fund as of December 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage VT Opportunity Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2011.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage VT Opportunity Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage VT Opportunity Fund	29

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at www.wellsfargo.com/advantagefunds.

30	Wells Fargo Advantage VT Opportunity Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

207576 02-12 AVT6/AR152 12-11

Wells Fargo Advantage

VT Small Cap Growth Fund

Annual Report

December 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $216 billion in assets under management, as of December 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Small Cap Growth Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage VT Small Cap Growth Fund for the 12-month period that ended December 31, 2011.

For the full 12-month period, most of the major domestic equity indexes posted either modest gains or relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced throughout the year as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long-term, such a strategy may allow you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery gained traction as the year progressed.

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

2011 opened on a note of mounting optimism regarding the strength of the recovery, yet a batch of disappointing economic data in the spring and summer cast renewed doubts on the sustainability of the recovery. In September, it was reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth at an annual rate of 0.4% in the first quarter. According to the December estimate, GDP growth accelerated to an annual rate of 1.8% in the third quarter, reigniting hopes for a sustainable recovery. Those hopes were buoyed by widespread anticipation of even stronger GDP growth in the fourth quarter. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, although many expected a sluggish growth environment in 2012.

The struggling housing and labor markets slowed growth.

As has been the case throughout the recovery, the housing and labor markets continued to restrain economic momentum during 2011.

The beleaguered housing market has arguably exerted the biggest drag on growth. Despite intermittent signs of improvement, ongoing weakness in sales of both new and existing homes has put considerable downward pressure on prices. On the other hand, the labor market took a decided turn for the better in the latter half of the year: initial unemployment claims have eased in recent months, and the private sector has been steadily adding jobs. The pace of hiring, while not brisk, was sufficient to push the U.S. unemployment rate down to 8.5% as of December 2011—still well above its historical average, but at its lowest level since February 2009. Many observers expect the unemployment rate to decline further in 2012, which could act as a tailwind for consumer spending—widely viewed as one of the keys to long-term economic growth.

The Federal Reserve announced that it will keep rates low until 2013.

Consumers have already demonstrated some resilience in their spending—even in the face of higher energy costs. Oil prices skyrocketed in early 2011 before retreating later in the year, only to spike again during the fourth quarter. Yet

Letter to Shareholders	Wells Fargo Advantage VT Small Cap Growth Fund	3

“core” inflation, which excludes volatile energy and food prices, remained fairly benign throughout the year.

With inflation in check, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. Following its August 9 meeting, the Federal Open Market Committee (FOMC) issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate through at least mid-2013. In addition, the Fed carried out its second round of quantitative easing (QE2) in an effort to promote a more robust economic expansion. The stimulus program was completed as scheduled in June 2011. In September, the Fed launched yet another stimulus program—dubbed “Operation Twist”—that is designed to keep intermediate- and longer-term yields relatively low. The goal with keeping longer-term rates low is to encourage lending activity to spark business investments and home purchases, which, in turn, may provide support for a more sustainable economic recovery.

Market volatility was a dominant theme throughout most of 2011.

Despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle East, the U.S. equity market performed very well from January through April of 2011. Some upbeat economic news, better-than-expected corporate profits, and investor enthusiasm about QE2 were among the catalysts for the market’s four-month advance.

In May and June, the market climate shifted to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that Europe’s sovereign debt problems could spiral out of control if a Greek default triggered financial contagion across the continent. In July and August, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the Standard & Poor’s downgrade of the U.S. credit rating. The barrage of unsettling headlines led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. Although volatility persisted into the fourth quarter, the market was able to rebound amid improved economic data and hopes for a resolution to the European crisis.

For the full 12-month period, the S&P 500 Index1 of large-cap stocks achieved a total return of 2.1%. The Russell Midcap® Index2 and the Russell 2000® Index3 of

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4	Wells Fargo Advantage VT Small Cap Growth Fund	Letter to Shareholders

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors.

small-cap stocks lost 1.6% and 4.2%, respectively. International stocks fared worse than their U.S. counterparts, with the MSCI EAFE Index4 shedding 14.8%.

Recent events have not altered our message to shareholders.

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rally that followed. In our opinion, the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified5 investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a broad range of asset classes and investment styles. While diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

5.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund[1]	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Joseph M. Eberhardy, CFA, CFP

FUND INCEPTION

May 1, 1995

12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2011
Class 2	(4.60)%
Russell 2000® Growth Index[2]	(2.91)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.20% for Class 2. The Fund’s gross and net expense ratios are 1.20% and 1.20%, respectively, for Class 2 shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is only open to certain insurance companies as described in the Statement of Additional information. The Fund is closed to all other investors.

2.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage VT Small Cap Growth Fund Class 2 for the most recent ten years of the Fund with the Russell 2000 Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6	Wells Fargo Advantage VT Small Cap Growth Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended December 31, 2011.

■	An underweight in energy and overweights in consumer discretionary and information technology (IT) detracted from relative performance, while stock selection in health care aided performance.

■	We have continued to employ a bottom-up investment process based on individual company fundamentals, rather than top-down trends, when making portfolio decisions.

Macro-driven volatility limited equity market returns for 2011.

The year began on a high note as the equity market continued its rally from late 2010 amid greater confidence in the sustainability of the U.S. economic recovery. While there were pockets of turbulence sparked by the geopolitical turmoil in North Africa and the Middle East and natural disasters in Japan, the market performed well through April 2011. In the spring and summer, however, investors’ spirits began to dampen as a string of discouraging economic data reignited recession fears. Investor confidence was further damaged by bickering over the federal debt ceiling, the downgrade of the U.S. credit rating by Standard & Poor’s, and the risk of financial contagion in Europe. Despite continued strength in corporate profits, investors’ intense focus on the negative macro headlines, particularly in Europe, led to heightened market volatility and a broad-based sell-off in equities during the third quarter. Although volatility persisted into the fourth quarter, most of the major equity indexes rebounded amid improved economic data and managed to finish 2011 with either modest gains or relatively mild losses.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF DECEMBER 31, 2011)
Akorn Incorporated	3.03%
Wright Express Corporation	2.83%
HMS Holdings Corporation	2.53%
Northern Oil & Gas Incorporated	2.36%
Chart Industries Incorporated	2.31%
Polypore International Incorporated	2.24%
Financial Engines Incorporated	2.22%
Life Time Fitness Incorporated	2.22%
Centene Corporation	2.20%
Synchronoss Technologies Incorporated	2.17%

Portfolio results varied by sector.

During 2011, favorable stock selection was particularly evident in the health care sector. A number of our holdings in the sector posted strong quarterly results, including pharmaceutical companies Akorn Incorporated, which targets ophthalmology and injectable markets, and Jazz Pharmaceuticals Incorporated, which focuses on narcolepsy and anxiety disorders. In addition, SonoSite Incorporated, a manufacturer of portable ultrasound technology, was recently acquired by Fujifilm at a sizable premium.

Our industrials holdings also delivered solid relative performance, with many companies in the sector posting strong results for the year in spite of macroeconomic uncertainty. We identified particularly attractive opportunities in companies leveraged to drilling activity in North American shale. Specifically, Robbins & Myers Incorporated, a fluid management and process solutions company, achieved a 36% return for the year. Additionally, Chart Industries Incorporated, a manufacturer of engineered storage solutions, benefited from the ongoing development of liquid natural gas infrastructure.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	7

Stock selection in the IT sector was a source of weakness for the Fund in 2011. In particular, our internet software and services holdings detracted from performance. After a strong start to the year, IT stocks in general underperformed amid macro headwinds and concerns over slowing capital expenditures by large financial and government customers. One example is Vistaprint N.V. (a stock no longer held in the portfolio), which in July announced a change to its business model designed to increase revenues by sacrificing cash flow and earnings for several years. While expanding revenue growth is desirable, we look for robust revenue and earnings growth, and therefore sold the stock after modeling in the earnings decline.

SECTOR DISTRIBUTION[5] (AS OF DECEMBER 31, 2011)

Our consumer discretionary holdings as a whole underperformed in 2011 as well. Bucking the trend was Life Time Fitness Incorporated, an operator of family-oriented fitness centers, which continued to deliver solid results and facilities expansion. Unfortunately, the gains were offset by holdings in Shutterfly Incorporated, and IMAX Corporation. Shutterfly moved higher in early 2011, driven by the company’s strong results and the integration of Tiny Prints Incorporated, a key competitor. However, increased competitive pressures later in the year threatened profit margins and weighed on the share price. Consistent with our discipline, we reduced our position in the stock in early 2011 and then added to it later in the year as our growth expectations “gap” widened. IMAX suffered from higher costs associated with new theatre openings and converting traditional films into IMAX format. While we believe the company’s growth prospects remain attractive, we materially reduced our position as our expectations “gap” narrowed.

We are confident in our companies’ growth prospects for 2012.

Our outlook for the coming year can best be described as cautiously optimistic. We believe that several factors could help boost business confidence and lead to a more stable investing environment in 2012, including the potential for greater clarity with regard to Europe, further improvements in U.S. employment trends and economic growth, and less partisan wrangling in Washington. Moreover, we continue to view small-cap growth stocks as an attractive asset class and remain committed to finding companies that offer robust, sustainable, and underappreciated growth.

5.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage VT Small Cap Growth Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF DECEMBER 31, 2011)

						Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class 1	07/16/2010	(8.97)	(4.34)	4.32	4.89	0.95%	0.95%
Class 2	05/01/1995	(9.11)	(4.60)	4.24	4.85	1.20%	1.20%
Russell 2000 Growth Index		(10.59)	(2.91)	2.09	4.48

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

6.	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning Account Value 07-01-2011	Ending Account Value 12-31-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class 1
Actual	$1,000.00	$910.27	$4.57	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Class 2
Actual	$1,000.00	$908.88	$5.77	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage VT Small Cap Growth Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Common Stocks: 95.53%

Consumer Discretionary: 16.08%

Hotels, Restaurants & Leisure: 5.98%
BJ’s Restaurants Incorporated«†	94,380	$4,277,302
Bravo Brio Restaurant Group Incorporated†	66,066	1,133,032
Life Time Fitness Incorporated«†	110,700	5,175,225
Scientific Games Corporation Class A†	175,000	1,697,500
Shuffle Master Incorporated†	138,442	1,622,540

		13,905,599

Household Durables: 0.75%
Sodastream International Limited«†	53,400	1,745,646

Internet & Catalog Retail: 2.03%
Homeaway Incorporated«†	89,201	2,073,923
Shutterfly Incorporated†	116,753	2,657,298

		4,731,221

Media: 0.89%
IMAX Corporation†	57,700	1,057,641
MDC Partners Incorporated	74,800	1,011,296

		2,068,937

Specialty Retail: 4.45%
Hibbett Sports Incorporated«†	51,200	2,313,216
Mattress Firm Holding Corporation†	30,148	699,132
Tractor Supply Company	28,700	2,013,305
Ulta Salon Cosmetics & Fragrance Incorporated†	46,700	3,031,764
Vitamin Shoppe Incorporated†	57,400	2,289,112

		10,346,529

Textiles, Apparel & Luxury Goods: 1.98%
Vera Bradley Incorporated«†	104,693	3,376,349
Warnaco Group Incorporated«†	24,800	1,240,992

		4,617,341

Consumer Staples: 1.31%

Food & Staples Retailing: 1.31%
Fresh Market Incorporated«†	76,400	3,048,360

Energy: 6.29%

Oil, Gas & Consumable Fuels: 6.29%
Approach Resources Incorporated«†	108,900	3,202,749
Carrizo Oil & Gas Incorporated«†	67,756	1,785,371
Laredo Petroleum Holdings Incorporated†	72,659	1,620,296
Northern Oil & Gas Incorporated«†	228,600	5,481,828
Oasis Petroleum Incorporated«†	87,300	2,539,557

		14,629,801

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Small Cap Growth Fund	11

Security Name	Shares	Value

Financials: 2.60%

Capital Markets: 2.22%
Financial Engines Incorporated«†	231,800	$5,176,094

Diversified Financial Services: 0.38%
MarketAxess Holdings Incorporated	29,100	876,201

Health Care: 24.00%

Biotechnology: 1.15%
Cepheid Incorporated«†	50,200	1,727,382
Exact Sciences Corporation†	117,920	957,510

		2,684,892

Health Care Equipment & Supplies: 9.92%
DexCom Incorporated†	160,200	1,491,462
Endologix Incorporated†	312,100	3,582,908
Masimo Corporation«	94,940	1,773,954
NxStage Medical Incorporated†	258,320	4,592,930
SonoSite Incorporated†	82,310	4,433,217
Volcano Corporation†	193,000	4,591,470
Zoll Medical Corporation†	41,400	2,615,652

		23,081,593

Health Care Providers & Services: 7.02%
Catalyst Health Solutions Incorporated†	63,837	3,319,524
Centene Corporation†	129,300	5,118,987
HMS Holdings Corporation«†	183,950	5,882,721
IPC The Hospitalist Company†	44,100	2,016,252

		16,337,484

Health Care Technology: 1.43%
Merge Healthcare Incorporated†	89,915	436,088
SXC Health Solutions Corporation†	51,040	2,882,739

		3,318,827

Life Sciences Tools & Services: 0.43%
Luminex Corporation†	46,526	987,747

Pharmaceuticals: 4.05%
Akorn Incorporated«†	634,115	7,051,359
Impax Laboratories Incorporated†	44,400	895,548
Jazz Pharmaceuticals Incorporated†	38,500	1,487,255

		9,434,162

Industrials: 16.08%

Commercial Services & Supplies: 2.43%
InnerWorkings Incorporated†	262,889	2,447,497
On Assignment Incorporated†	287,381	3,212,920

		5,660,417

12	Wells Fargo Advantage VT Small Cap Growth Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Electrical Equipment: 2.54%
Altra Holdings Incorporated†	37,240	$701,229
Polypore International Incorporated†	118,400	5,208,416

		5,909,645

Machinery: 5.70%
Chart Industries Incorporated†	99,292	5,368,718
Robbins & Myers Incorporated	83,100	4,034,505
The Middleby Corporation«†	40,999	3,855,546

		13,258,769

Professional Services: 0.27%
Mistras Group Incorporated†	24,900	634,701

Road & Rail: 2.37%
Genesee & Wyoming Incorporated†	73,400	4,446,572
Greenbrier Companies Incorporated«†	44,100	1,070,748

		5,517,320

Trading Companies & Distributors: 2.77%
DXP Enterprises Incorporated†	70,897	2,282,883
Titan Machinery Incorporated†	191,073	4,152,016

		6,434,899

Information Technology: 28.95%

Communications Equipment: 2.00%
Aruba Networks Incorporated«†	117,800	2,181,656
Ixia†	234,531	2,464,921

		4,646,577

Electronic Equipment, Instruments & Components: 0.75%
Maxwell Technologies Incorporated«†	107,100	1,739,304

Internet Software & Services: 6.70%
Envestnet Incorporated†	230,200	2,753,192
Liveperson Incorporated†	110,500	1,386,775
LogMeIn Incorporated«†	118,200	4,556,610
LoopNet Incorporated†	6,537	119,496
Marchex Incorporated Class B	127,000	793,750
Mercadolibre Incorporated«	38,500	3,062,290
SciQuest Incorporated†	205,554	2,933,256

		15,605,369

IT Services: 3.82%
Gartner Incorporated†	48,294	1,679,182
ServiceSource International Incorporated†	38,900	610,341
Wright Express Corporation†	121,494	6,594,694

		8,884,217

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Small Cap Growth Fund	13

Security Name		Shares	Value

Semiconductors & Semiconductor Equipment: 2.53%
Cavium Incorporated†		56,100	$1,594,923
Entegris Incorporated†		331,600	2,893,210
EZchip Semiconductor Limited†		49,900	1,413,667

			5,901,800

Software: 13.15%
Allot Communications Limited†		139,494	2,120,309
Broadsoft Incorporated†		106,576	3,218,595
Fortinet Incorporated†		159,600	3,480,876
Imperva Incorporated†		8,336	290,176
Kenexa Corporation†		6,904	184,337
Mitek Systems Incorporated«†		95,600	693,100
Opnet Technologies Incorporated		45,700	1,675,819
PROS Holdings Incorporated†		58,827	875,346
Qlik Technologies Incorporated†		69,300	1,677,060
Realpage Incorporated«†		63,000	1,592,010
Solarwinds Incorporated†		60,600	1,693,770
SuccessFactors Incorporated«†		29,190	1,163,805
Synchronoss Technologies Incorporated†		166,858	5,040,780
Taleo Corporation Class A†		90,473	3,500,400
Ultimate Software Group Incorporated†		52,100	3,392,752

			30,599,135

Materials: 0.22%

Chemicals: 0.22%
LSB Industries Incorporated†		18,600	521,359

Total Common Stocks (Cost $209,256,606)			222,303,946

Investment Companies: 0.71%
iShares Russell 2000 Growth Index Fund ETF«		19,643	1,654,530

Total Investment Companies (Cost $1,664,002)			1,654,530

		Principal
Other: 0.29%
Gryphon Funding Limited, Pass-Through Entity(a)(i)(v)		$869,626	243,495
VFNC Corporation, Pass-Through Entity, 0.30%(a)(i)(v)144A±		989,896	425,655

Total Other (Cost $319,929)			669,150

	Yield	Shares
Short-Term Investments: 28.72%

Investment Companies: 28.72%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.04%	8,556,778	8,556,778
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.12	58,280,776	58,280,776

Total Short-Term Investments (Cost $66,837,554)			66,837,554

Total Investments in Securities
(Cost $278,078,091)*	125.25%	291,465,180
Other Assets and Liabilities, Net	(25.25)	(58,766,202)

Total Net Assets	100.00%	$232,698,978

14	Wells Fargo Advantage VT Small Cap Growth Fund	Portfolio of Investments—December 31, 2011

«	All or a portion of this security is on loan.

†	Non-income earning security.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $280,079,575 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$28,977,823
Gross unrealized depreciation	(17,592,218)

Net unrealized appreciation	$11,385,605

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—December 31, 2011	Wells Fargo Advantage VT Small Cap Growth Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$224,627,626
In affiliated securities, at value	66,837,554

Total investments, at value (see cost below)	291,465,180
Receivable for investments sold	1,922,691
Receivable for Fund shares sold	294,388
Receivable for dividends	3,591
Receivable for securities lending income	22,187
Prepaid expenses and other assets	5,911

Total assets	293,713,948

Liabilities
Payable for investments purchased	291,979
Payable for Fund shares redeemed	206,380
Payable upon receipt of securities loaned	58,600,705
Advisory fee payable	177,394
Distribution fees payable	52,330
Due to other related parties	30,700
Due to custodian bank	1,589,575
Accrued expenses and other liabilities	65,907

Total liabilities	61,014,970

Total net assets	$232,698,978

NET ASSETS CONSIST OF
Paid-in capital	$211,755,608
Undistributed net investment loss	(1,639)
Accumulated net realized gains on investments	7,557,920
Net unrealized gains on investments	13,387,089

Total net assets	$232,698,978

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$29,350,512
Shares outstanding – Class 1	3,808,527
Net asset value per share – Class 1	$7.71
Net assets – Class 2	$203,348,466
Shares outstanding – Class 2	26,472,040
Net asset value per share – Class 2	$7.68

Total investments, at cost	$278,078,091

Securities on loan, at value	$57,073,444

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Small Cap Growth Fund	Statement of Operations—Year Ended December 31, 2011

Investment income
Dividends*	$301,694
Securities lending income, net	240,193
Income from affiliated securities	10,114

Total investment income	552,001

Expenses
Advisory fee	1,971,805
Administration fees
Fund level	131,454
Class 1	28,279
Class 2	182,047
Distribution fees
Class 2	568,898
Custody and accounting fees	48,637
Professional fees	24,316
Shareholder report expenses	80,964
Trustees’ fees and expenses	14,067
Other fees and expenses	5,234

Total expenses	3,055,701
Less: Fee waivers and/or expense reimbursements	(5,227)

Net expenses	3,050,474

Net investment loss	(2,498,473)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	19,985,502
Net change in unrealized gains (losses) on investments	(30,858,077)

Net realized and unrealized gains (losses) on investments	(10,872,575)

Net decrease in net assets resulting from operations	$(13,371,048)

* Net of foreign dividend withholding taxes of	$4,319

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage VT Small Cap Growth Fund	17

	Year Ended December 31, 2011		Year Ended December 31, 2010

Operations
Net investment loss		$(2,498,473)			$(1,839,556)
Net realized gains on investments		19,985,502			27,159,838
Net change in unrealized gains (losses) on investments		(30,858,077)			34,892,151

Net increase (decrease) in net assets resulting from operations		(13,371,048)			60,212,433

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	392,602	3,135,719	345,312	[1]	2,449,216 [1]
Class 2	8,793,012	69,683,930	9,158,617	[2]	64,586,061 [2]

		72,819,649			67,035,277

Payment for shares redeemed
Class 1	(1,848,297)	(14,311,440)	(831,507)[1]		(5,663,229)[1]
Class 2	(13,028,327)	(102,117,549)	(8,891,344)[2]		(61,045,657)[2]

		(116,428,989)			(66,708,886)

Net asset value of shares issued in acquisition
Class 1	0	0	5,750,417		36,024,647
Class 2	0	0	1,240,431		7,770,923

		0			43,795,570

Net increase (decrease) in net assets resulting from capital share transactions		(43,609,340)			44,121,961

Total increase (decrease) in net assets		(56,980,388)			104,334,394

Net assets
Beginning of period		289,679,366			185,344,972

End of period		$232,698,978			$289,679,366

Undistributed net investment loss		$(1,639)			$(1,998)

1.	Class commenced operations on July 16, 2010.

2.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Small Cap Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended December 31,
Class 1	2011	2010[1]
Net asset value, beginning of period	$8.06	$6.26
Net investment loss	(0.06)	(0.02)
Net realized and unrealized gains (losses) on investments	(0.29)	1.82

Total from investment operations	(0.35)	1.80
Net asset value, end of period	$7.71	$8.06
Total return[2]	(4.34)%	26.93%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.95%
Net expenses	0.94%	0.95%
Net investment loss	(0.73)%	(0.58)%
Supplemental data
Portfolio turnover rate	118%	71%
Net assets, end of period (000’s omitted)	$29,351	$42,434

1.	For the period from July 16, 2010 (commencement of class operations) to December 31, 2010.

2.	Returns for periods less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Small Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year Ended December 31,
Class 2[1]	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.05	$6.35	$4.16	$9.69	$9.96
Net investment loss	(0.09)	(0.06)	(0.03)	(0.05)	(0.07)
Net realized and unrealized gains (losses) on investments	(0.28)	1.76	2.22	(3.31)	1.52

Total from investment operations	(0.37)	1.70	2.19	(3.36)	1.45
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(2.17)	(1.72)
Net asset value, end of period	$7.68	$8.05	$6.35	$4.16	$9.69
Total return	(4.60)%	26.77%	52.64%	(41.42)%	13.81%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.22%	1.26%	1.26%	1.22%
Net expenses	1.19%	1.20%	1.20%	1.20%	1.20%
Net investment loss	(0.98)%	(0.82)%	(0.69)%	(0.73)%	(0.73)%
Supplemental data
Portfolio turnover rate	118%	71%	75%	76%	121%
Net assets, end of period (000’s omitted)	$203,348	$247,246	$185,345	$109,996	$221,394

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage VT Small Cap Growth Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Fixed income securities with maturities exceeding 60 days are valued based on available evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by

Notes to Financial Statements	Wells Fargo Advantage VT Small Cap Growth Fund	21

Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

For Wells Fargo Advantage Funds that participated in securities lending activity prior to February 13, 2009, certain structured investment vehicles purchased in a joint account by the former securities lending agent defaulted or were impaired. Certain of the Wells Fargo Advantage Funds still hold ownership interest in these structured investment vehicles, which have since been restructured as pass-through securities. If the Fund holds an ownership interest in such pass-through securities, information regarding this ownership interest can be found in the Portfolio of Investments under the category “Other”.

Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to net operating losses and recognition of partnership income. At December 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Gains on Investments
$(2,437,757)	$2,498,832	$(61,075)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

22	Wells Fargo Advantage VT Small Cap Growth Fund	Notes to Financial Statements

As of December 31, 2011, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $1,304,250 expiring in 2016.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$222,303,946	$0	$0	$222,303,946
Investment companies	1,654,530	0	0	1,654,530
Other	0	0	669,150	669,150
Short-term investments
Investment companies	8,556,778	58,280,776	0	66,837,554
	$232,515,254	$58,280,776	$669,150	$291,465,180

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Notes to Financial Statements	Wells Fargo Advantage VT Small Cap Growth Fund	23

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of December 31, 2010	$1,102,424
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	(59,242)
Purchases	0
Sales	(374,032)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of December 31, 2011	$669,150
Change in unrealized gains (losses) relating to securities still held at December 31, 2011	$(238,433)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2011, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% of the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended December 31, 2011 were $305,876,878 and $341,865,856, respectively.

24	Wells Fargo Advantage VT Small Cap Growth Fund	Notes to Financial Statements

6. ACQUISITION

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Growth Fund and renamed its existing shares as Class 2 shares. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class 1 and Class 2 shares of Evergreen VA Growth Fund received Class 1 and Class 2 shares of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen VA Growth Fund for 6,990,848 shares of the Fund valued at $43,795,570 at an exchange ratio of 1.82 and 1.78 for Class 1 and Class 2 shares, respectively. The investment portfolio of Evergreen VA Growth Fund with a fair value of $43,824,635, identified cost of $43,592,498 and unrealized gains of $232,137 at July 16, 2010 were the principal assets acquired by the Fund. The aggregate net assets of Evergreen VA Growth Fund and the Fund immediately prior to the acquisition were $43,795,570 and $198,568,568, respectively. The aggregate net assets of the Fund immediately after the acquisition were $242,364,138. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen VA Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed January 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2010 would have been:

Net investment loss	$(2,025,264)
Net realized and unrealized gains on investments	$61,432,964
Net increase in net assets resulting from operations	$59,407,700

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended December 31, 2011, the Fund paid $678 in commitment fees.

For the year ended December 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Gain	Unrealized Gains (Losses)	Capital Loss Carryforward
$10,863,653	$11,385,605	$(1,304,250)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is

Notes to Financial Statements	Wells Fargo Advantage VT Small Cap Growth Fund	25

effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

26	Wells Fargo Advantage VT Small Cap Growth Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Small Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Small Cap Growth Fund as of December 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	27

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage VT Small Cap Growth Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	29

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at www.wellsfargo.com/advantagefunds.

30	Wells Fargo Advantage VT Small Cap Growth Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

207577 02-12 AVT7/AR153 12-11

Wells Fargo Advantage

VT Small Cap Value Fund

Annual Report

December 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $216 billion in assets under management, as of December 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Small Cap Value Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage VT Small Cap Value Fund for the 12-month period that ended December 31, 2011.

For the full 12-month period, most of the major domestic equity indexes posted either modest gains or relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced throughout the year as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long-term, such a strategy may allow you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery gained traction as the year progressed.

The U.S. economic recovery that began in mid-2009 progressed throughout the 12-month period, yet the rate of growth remained subpar compared with most previous recovery cycles.

2011 opened on a note of mounting optimism regarding the strength of the recovery, yet a batch of disappointing economic data in the spring and summer cast renewed doubts on the sustainability of the recovery. In September, it was reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth at an annual rate of 0.4% in the first quarter. According to the December estimate, GDP growth accelerated to an annual rate of 1.8% in the third quarter, reigniting hopes for a sustainable recovery. Those hopes were buoyed by widespread anticipation of even stronger GDP growth in the fourth quarter. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, although many expected a sluggish growth environment in 2012.

The struggling housing and labor markets slowed growth.

As has been the case throughout the recovery, the housing and labor markets continued to restrain economic momentum during 2011.

The beleaguered housing market has arguably exerted the biggest drag on growth. Despite intermittent signs of improvement, ongoing weakness in sales of both new and existing homes has put considerable downward pressure on prices. On the other hand, the labor market took a decided turn for the better in the latter half of the year: initial unemployment claims have eased in recent months, and the private sector has been steadily adding jobs. The pace of hiring, while not brisk, was sufficient to push the U.S. unemployment rate down to 8.5% as of December 2011—still well above its historical average, but at its lowest level since February 2009. Many observers expect the unemployment rate to decline further in 2012, which could act as a tailwind for consumer spending—widely viewed as one of the keys to long-term economic growth.

The Federal Reserve announced that it will keep rates low until 2013.

Consumers have already demonstrated some resilience in their spending—even in the face of higher energy costs. Oil prices skyrocketed in early 2011 before retreating later in the year, only to spike again during the fourth quarter. Yet “core” inflation, which excludes volatile energy and food prices, remained fairly benign throughout the year.

Letter to Shareholders	Wells Fargo Advantage VT Small Cap Value Fund	3

With inflation in check, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. Following its August 9 meeting, the Federal Open Market Committee (FOMC) issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate through at least mid-2013. In addition, the Fed carried out its second round of quantitative easing (QE2) in an effort to promote a more robust economic expansion. The stimulus program was completed as scheduled in June 2011. In September, the Fed launched yet another stimulus program—dubbed “Operation Twist”—that is designed to keep intermediate- and longer-term yields relatively low. The goal with keeping longer-term rates low is to encourage lending activity to spark business investments and home purchases, which, in turn, may provide support for a more sustainable economic recovery.

Market volatility was a dominant theme throughout most of 2011.

Despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle East, the U.S. equity market performed very well from January through April of 2011. Some upbeat economic news, better-than-expected corporate profits, and investor enthusiasm about QE2 were among the catalysts for the market’s four-month advance.

In May and June, the market climate shifted to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that Europe’s sovereign debt problems could spiral out of control if a Greek default triggered financial contagion across the continent. In July and August, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the Standard & Poor’s downgrade of the U.S. credit rating. The barrage of unsettling headlines led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. Although volatility persisted into the fourth quarter, the market was able to rebound amid improved economic data and hopes for a resolution to the European crisis.

For the full 12-month period, the S&P 500 Index1 of large-cap stocks achieved a total return of 2.1%. The Russell Midcap® Index2 and the Russell 2000® Index3 of small-cap stocks lost 1.6% and 4.2%, respectively. International stocks fared worse than their U.S. counterparts, with the MSCI EAFE Index4 shedding 14.8%.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

4	Wells Fargo Advantage VT Small Cap Value Fund	Letter to Shareholders

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors.

Recent events have not altered our message to shareholders.

The market turmoil of 2011 and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rally that followed. In our opinion, the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified5 investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a broad range of asset classes and investment styles. While diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

5.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Erik Astheimer

I. Charles Rinaldi

Michael Schneider, CFA

FUND INCEPTION

October 10, 1997

12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2011
Class 2	(7.26)%
Russell 2000® Value Index[1]	(5.50)%
Russell 2500™ Value Index[2]	(3.36)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.14% for Class 2. The Fund’s gross and net expense ratios are 1.34% and 1.16%, respectively, for Class 2 shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.	The Russell 2500™ Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage VT Small Cap Value Fund Class 2 for the most recent ten years of the Fund with the Russell 2000 Value Index and the Russell 2500 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6	Wells Fargo Advantage VT Small Cap Value Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended December 31, 2011, due to weak stock selection in financials and health care. The Fund’s lack of exposure to utilities also contributed to relative underperformance.

■

Energy stocks were the largest relative contributors in the Fund even though the sector was one of the weakest within the benchmark. The Fund’s overweight to precious metals companies contributed to performance, but the weak performance of gold-mining stocks relative to the price of physical gold negated some of the positive impact.

■	The ongoing European sovereign debt crisis remains the largest near-term risk for a market already plagued with volatility.

The 12-month period was once again characterized by high market volatility. Most domestic equity indexes finished the period flat to slightly down despite a strong rally in the fourth quarter of 2011. Volatility is likely to remain high given the market’s shifting focus from corporate earnings to sustainability of growth to concerns about European sovereign debt. These issues will take time to resolve, so the period ahead is likely to bring us more of the same.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF DECEMBER 31, 2011)
InterOil Corporation	7.07%
Randgold Resources Limited ADR	6.80%
Range Resources Corporation	3.01%
McMoRan Exploration Company	2.86%
Chimera Investment Corporation	2.85%
Chicago Bridge & Iron Company NV	2.67%
Trilogy Energy Corporation	2.27%
United Continental Holdings Incorporated	1.98%
Newpark Resources Incorporated	1.94%
Argo Group International Holdings Limited	1.58%

Weak stock selection in the financials and health care sectors resulted in the Fund’s underperformance for the period.

Financial stocks were the largest relative detractors for the period. The Fund largely invested in real estate investment trusts (REITs) that own mortgage-backed securities—known as mortgage REITs—as opposed to the regional banks and brick-and-mortar REITs that comprise the benchmark. Mortgage REITs make money by borrowing at a lower rate and investing in securities that yield a higher rate. In the current environment, in which interest rates are near record lows, mortgage REITs as a group provided dividends in the mid-teens that we deemed attractive. During the period, however, banks and brick-and-mortar REITs outperformed mortgage REITs, resulting in the Fund’s underperformance in the sector.

Health care stocks also detracted from relative performance. The home health services group was particularly hard hit by government intervention and regulation. Gentiva Health Services Incorporated, a leader in home nursing and hospice services, declined sharply on a higher-than-expected reimbursement rate cut proposed by the Centers for Medicare & Medicaid Services and subsequent concerns about the company’s ability to meet debt covenants. The considerable uncertainties with Gentiva’s business have pressured its stock price, but we see long-term value in the highly depressed stock. The home health industry is highly fragmented, and we believe that companies like Gentiva can grow and drive margin improvement through consolidation. The company should also continue to benefit from an aging population.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	7

SECTOR DISTRIBUTION[5] (AS OF DECEMBER 31, 2011)

Despite general weakness among energy stocks, the Fund’s holdings in the sector were the largest relative contributors. Several of the Fund’s holdings were acquired during the reporting period, including Global Industries Limited, Petrohawk Energy Corporation, and Pride International Incorporated, which we no longer hold in the portfolio. Other long-time holdings like Trilogy Energy Corporation had triple-digit returns, helping mitigate negative returns from key holding InterOil Corporation. InterOil’s delay in reaching final investment decisions on announced projects led some investors to abandon the stock. We think the company is on track with its development plan, and we see significant upside as it moves closer to monetizing its resources.

Gold prices rose another 10% during the period. Top holding Randgold Resources Limited paced the Fund’s performance in the sector with a gain of 24%. However, Randgold’s positive return was the exception among mining stocks as most actually declined—some quite sharply—despite the rise in gold’s price. If the price of gold remains at current high levels or even continues to rise, we may see catch-up performance from gold-mining stocks, whose shares have languished over the past year.

Even though we see further uncertainty ahead, we remain focused on our investment process.

On the one hand, the market is facing significant headwinds that include high unemployment, the European sovereign debt crisis, and slowing economic growth. These issues are unlikely to be resolved anytime soon. On the other hand, we believe that stock valuations are quite attractive, particularly in light of near-record-low interest rates, high corporate profitability, and massive cash hoards on corporate balance sheets. Given the lack of a clear direction in the market or in the economy, macroeconomic events will likely dominate short-term market moves. In such an environment, it’s futile to attempt directional moves because the market shifts too quickly for anyone to be consistently right. Instead, we intend to stick with our time-tested investment process, which we believe should give us ample opportunity to buy high-quality businesses that we believe will thrive over the long-term.

5.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage VT Small Cap Value Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF DECEMBER 31, 2011)

						Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class 1	07/16/2010	(7.16)	(7.06)	(0.69)	4.88	1.09%	0.91%
Class 2	10/10/1997	(7.16)	(7.26)	(0.76)	4.85	1.34%	1.16%
Russell 2000 Value Index		(8.94)	(5.50)	(1.87)	6.40
Russell 2500 Value Index		(8.91)	(3.36)	(0.58)	7.16

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

6.	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.89% for Class 1 and 1.14% for Class 2 shares. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning Account Value 07-01-2011	Ending Account Value 12-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class 1
Actual	$1,000.00	$928.41	$4.33	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%
Class 2
Actual	$1,000.00	$928.39	$5.54	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage VT Small Cap Value Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Common Stocks: 96.54%

Consumer Discretionary: 6.26%

Automobiles: 0.07%
Winnebago Industries Incorporated†	5,200	$38,376

Diversified Consumer Services: 0.64%
Cambium Learning Group Incorporated †	22,100	66,742
Corinthian Colleges Incorporated †	138,900	301,413

		368,155

Hotels, Restaurants & Leisure: 1.87%
Denny’s Corporation†	52,100	195,896
Scientific Games Corporation Class A†	37,600	364,720
The Wendy’s Company	97,300	521,528

		1,082,144

Household Durables: 0.72%
Cavco Industries Incorporated†	6,900	276,414
KB Home Incorporated	13,000	87,360
Skyline Corporation	12,700	55,245

		419,019

Internet & Catalog Retail: 0.05%
dELiA*s Incorporated†	30,450	31,059

Media: 0.54%
Discovery Communications Incorporated†	8,300	312,910

Multiline Retail: 0.21%
Saks Incorporated†	12,500	121,875

Specialty Retail: 2.16%
Collective Brands Incorporated†	37,400	537,438
Foot Locker Incorporated	2,400	57,216
GameStop Corporation Class A†	9,000	217,170
rue21 Incorporated†	5,800	125,280
Talbots Incorporated†	48,000	127,680
Vitamin Shoppe Incorporated†	4,600	183,448

		1,248,232

Consumer Staples: 0.74%

Personal Products: 0.74%
Prestige Brands Holdings Incorporated†	37,900	427,133

Energy: 25.82%

Energy Equipment & Services: 8.96%
Ensco International plc ADR	2,800	131,376
Helix Energy Solutions Group Incorporated†	18,600	293,880
Helmerich & Payne Incorporated	13,400	782,024
ION Geophysical Corporation†	108,700	666,331

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Small Cap Value Fund	11

Security Name	Shares	Value

Energy Equipment & Services (continued)
Key Energy Services Incorporated†	41,400	$640,458
Newpark Resources Incorporated†	117,900	1,120,050
Oceaneering International Incorporated	15,500	715,015
Parker Drilling Company†	34,300	245,931
PHI Incorporated (non-voting)†	13,300	330,505
PHI Incorporated (voting)†	2,200	51,282
Vantage Drilling Company†	59,700	69,252
Willbros Group Incorporated†	37,300	136,891

		5,182,995

Oil, Gas & Consumable Fuels: 16.86%
Forest Oil Corporation†	15,400	208,670
InterOil Corporation†	80,000	4,090,400
Lone Pine Resources Incorporated†	10,000	70,100
McMoRan Exploration Company†	113,700	1,654,335
Newfield Exploration Company†	4,600	173,558
PetroQuest Energy Incorporated†	12,700	83,820
Pioneer Natural Resources Company	3,200	286,336
Plains Exploration & Product Company†	3,600	132,192
Range Resources Corporation	28,100	1,740,514
Trilogy Energy Corporation	35,600	1,312,876

		9,752,801

Financials: 17.59%

Commercial Banks: 4.14%
Ameris Bancorp†	11,800	121,304
Associated Banc-Corporation	10,100	112,817
Bancorp Incorporated†	22,426	162,140
BBCN Bancorp Incorporated†	18,888	178,492
CenterState Banks Incorporated	19,500	129,090
City National Corporation	7,000	309,260
First Horizon National Corporation	19,700	157,600
Hancock Holding Company	9,400	300,518
IBERIABANK Corporation	6,800	335,240
NBH Holdings Corporation†144A(a)	12,400	198,400
Park Sterling Corporation†	16,500	67,320
Sandy Spring Bancorp Incorporated	5,080	89,154
SVB Financial Group†	4,200	200,298
Western Liberty Bancorp†	13,700	35,209

		2,396,842

Insurance: 2.91%
Argo Group International Holdings Limited	31,600	915,136
Hilltop Holdings Incorporated†	30,600	258,570
Mercury General Corporation	7,000	319,340
OneBeacon Insurance Group Limited	12,400	190,836

		1,683,882

REIT: 10.10%
Anworth Mortgage Asset Corporation	46,000	288,880

12	Wells Fargo Advantage VT Small Cap Value Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

REIT (continued)
Armour Residential Incorporated	4,751	$33,494
Capstead Mortgage Corporation	61,400	763,816
Chimera Investment Corporation	657,600	1,650,576
Crexus Investment Corporation	69,300	719,334
Hatteras Financial Corporation	16,600	437,742
Invesco Mortgage Capital Incorporated	43,900	616,795
MFA Mortgage Investments Incorporated	85,400	573,888
Redwood Trust Incorporated	30,700	312,526
Sun Communities Incorporated	12,100	442,013

		5,839,064

Thrifts & Mortgage Finance: 0.44%
First Niagara Financial Group Incorporated	20,900	180,367
Northwest Bancshares Incorporated	5,900	73,396

		253,763

Health Care: 7.21%

Health Care Equipment & Supplies: 3.96%
Gen-Probe Incorporated†	5,000	295,600
Hill-Rom Holdings Incorporated	4,000	134,760
Hologic Incorporated†	14,100	246,891
Invacare Corporation	3,300	50,457
Orasure Technologies Incorporated†	96,300	877,293
Symmetry Medical Incorporated†	17,800	142,222
Thoratec Corporation†	9,600	322,176
Varian Medical Systems Incorporated†	3,300	221,529

		2,290,928

Health Care Providers & Services: 1.60%
Amedisys Incorporated†	18,300	199,653
Community Health Systems Incorporated†	7,400	129,130
Cross Country Healthcare Incorporated†	44,300	245,865
Gentiva Health Services Incorporated†	36,600	247,050
Healthways Incorporated†	15,500	106,330

		928,028

Health Care Technology: 0.35%
Medidata Solutions Incorporated†	9,300	202,275

Life Sciences Tools & Services: 1.30%
Accelrys Incorporated†	38,600	259,392
Nordion Incorporated	25,300	211,508
Parexel International Corporation†	13,500	279,990

		750,890

Industrials: 13.69%

Airlines: 4.51%
Alaska Air Group Incorporated†	9,200	690,828
Delta Air Lines Incorporated†	78,900	638,301

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Small Cap Value Fund	13

Security Name	Shares	Value

Airlines (continued)
Lan Airlines SA ADR	5,700	$132,468
United Continental Holdings Incorporated†	60,800	1,147,296

		2,608,893

Building Products: 0.37%
Webco Industries Incorporated†(a)(i)	1,850	212,750

Commercial Services & Supplies: 4.30%
ABM Industries Incorporated	31,900	657,778
ACCO Brands Corporation†	46,800	451,620
GEO Group Incorporated†	44,900	752,075
Healthcare Services Group	18,300	323,727
Kforce Incorporated†	8,600	106,038
Verisk Analytics Incorporated Class A†	4,800	192,624

		2,483,862

Construction & Engineering: 3.06%
Chicago Bridge & Iron Company NV	40,800	1,542,240
Primoris Services Corporation	15,400	229,922

		1,772,162

Electrical Equipment: 0.73%
GrafTech International Limited†	30,700	419,055

Professional Services: 0.37%
Hill International Incorporated†	41,900	215,366

Road & Rail: 0.12%
Covenant Transport Incorporated Class A†	23,700	70,389

Trading Companies & Distributors: 0.23%
Applied Industrial Technologies Incorporated	3,800	133,646

Information Technology: 8.77%

Communications Equipment: 2.09%
Brocade Communications Systems Incorporated†	63,300	328,527
China GrenTech Corporation Limited ADR†	35,600	92,560
Harmonic Incorporated†	49,500	249,480
InterDigital Incorporated	9,300	405,201
MRV Communications Incorporated	153,400	131,924

		1,207,692

Computers & Peripherals: 1.91%
Cray Incorporated†	68,000	439,960
Intermec Incorporated†	55,900	383,474
Quantum Corporation†	116,900	280,560

		1,103,994

Electronic Equipment, Instruments & Components: 4.37%
Checkpoint Systems Incorporated†	13,600	148,784
Cognex Corporation	13,200	472,428

14	Wells Fargo Advantage VT Small Cap Value Fund	Portfolio of Investments—December 31, 2011

Security Name	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Coherent Incorporated†	15,300	$799,731
Itron Incorporated†	4,600	164,542
OSI Systems Incorporated†	14,280	696,578
Power One Incorporated†	62,400	243,984

		2,526,047

Internet Software & Services: 0.22%
Monster Worldwide Incorporated†	16,400	130,052

Office Electronics: 0.18%
Zebra Technologies Corporation†	2,900	103,762

Materials: 15.59%

Chemicals: 0.56%
Calgon Carbon Corporation†	20,700	325,197

Containers & Packaging: 0.79%
Intertape Polymer Group Incorporated†	143,600	455,212

Metals & Mining: 13.84%
Agnico-Eagle Mines Limited	21,700	788,144
Carpenter Technology Corporation	15,300	787,644
Eldorado Gold Corporation	22,300	305,733
Great Basin Gold Limited†	109,100	99,390
Harry Winston Diamond Corporation†	9,500	101,175
Petaquilla Minerals Limited†	40,300	23,374
Randgold Resources Limited ADR	38,500	3,930,850
Royal Gold Incorporated	11,400	768,702
Sandstorm Gold Limited†	210,240	247,645
Silver Standard Resources Incorporated†	17,700	244,614
Steel Dynamics Incorporated	38,300	503,645
United States Steel Corporation	7,800	206,388

		8,007,304

Paper & Forest Products: 0.40%
Wausau Paper Corporation	27,800	229,628

Telecommunication Services: 0.87%

Diversified Telecommunication Services: 0.87%
Cincinnati Bell Incorporated†	165,600	501,768

Total Common Stocks (Cost $53,110,363)		55,837,150

Investment Companies: 1.33%
Market Vectors Gold Miners ETF	10,811	556,010
SPDR S&P Regional Banking ETF	8,600	209,926

Total Investment Companies (Cost $740,446)		765,936

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Small Cap Value Fund	15

Security Name		Expiration Date	Shares	Value

Warrants: 0.00%

Financials: 0.00%

REIT: 0.00%
Armour Residential Incorporated†		11/07/2013	1,000	$14

Total Warrants (Cost $160)				14

	Yield
Short-Term Investments: 1.43%

Investment Companies: 1.43%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.04%		826,768	826,768

Total Short-Term Investments (Cost $826,768)				826,768

Total Investments in Securities
(Cost $54,677,737)*	99.30%	57,429,868
Other Assets and Liabilities, Net	0.70	406,277

Total Net Assets	100.00%	$57,836,145

†	Non-income earning security.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $55,098,753 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$9,498,418
Gross unrealized depreciation	(7,167,303)

Net unrealized appreciation	$2,331,115

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Small Cap Value Fund	Statement of Assets and Liabilities—December 31, 2011

Assets
Investments
In unaffiliated securities, at value	$56,603,100
In affiliated securities, at value	826,768

Total investments, at value (see cost below)	57,429,868
Receivable for investments sold	277,177
Receivable for Fund shares sold	107,303
Receivable for dividends	217,976
Prepaid expenses and other assets	1,632

Total assets	58,033,956

Liabilities
Payable for investments purchased	50,390
Payable for Fund shares redeemed	80,349
Advisory fee payable	3,737
Distribution fees payable	3,599
Due to other related parties	6,930
Professional fees payable	33,592
Accrued expenses and other liabilities	19,214

Total liabilities	197,811

Total net assets	$57,836,145

NET ASSETS CONSIST OF
Paid-in capital	$72,308,107
Undistributed net investment income	548,784
Accumulated net realized losses on investments	(17,772,877)
Net unrealized gains on investments	2,752,131

Total net assets	$57,836,145

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$43,154,957
Shares outstanding – Class 1	5,179,453
Net asset value per share – Class 1	$8.33
Net assets – Class 2	$14,681,188
Shares outstanding – Class 2	1,764,701
Net asset value per share – Class 2	$8.32

Total investments, at cost	$54,677,737

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended December 31, 2011	Wells Fargo Advantage VT Small Cap Value Fund	17

Investment income
Dividends*	$1,310,848
Income from affiliated securities	3,514

Total investment income	1,314,362

Expenses
Advisory fee	503,335
Administration fees
Fund level	33,556
Class 1	40,081
Class 2	13,608
Distribution fees
Class 2	42,526
Custody and accounting fees	31,942
Professional fees	51,956
Shareholder report expenses	75,530
Trustees’ fees and expenses	14,286
Other fees and expenses	1,394

Total expenses	808,214
Less: Fee waivers and/or expense reimbursements	(168,397)

Net expenses	639,817

Net investment income	674,545

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	4,495,887
Net change in unrealized gains (losses) on investments	(10,006,816)

Net realized and unrealized gains (losses) on investments	(5,510,929)

Net decrease in net assets resulting from operations	$(4,836,384)

* Net of foreign dividend withholding taxes of	$8,839

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Small Cap Value Fund	Statements of Changes in Net Assets

	Year Ended December 31, 2011		Year Ended December 31, 2010

Operations
Net investment income		$674,545			$519,509
Net realized gains on investments		4,495,887			1,492,997
Net change in unrealized gains (losses) on investments		(10,006,816)			12,781,203

Net increase (decrease) in net assets resulting from operations		(4,836,384)			14,793,709

Distributions to shareholders from
Net investment income
Class 1		(440,656)			0	[1]
Class 2		(112,333)			(154,516)[2]

Total distributions to shareholders		(552,989)			(154,516)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	177,977	1,478,858	219,798	[1]	1,707,233	[1]
Class 2	100,076	880,176	301,633	[2]	2,296,529	[2]

		2,359,034			4,003,762

Reinvestment of distributions
Class 1	49,071	440,656	0	[1]	0	[1]
Class 2	12,509	112,333	21,138	[2]	154,516	[2]

		552,989			154,516

Payment for shares redeemed
Class 1	(1,488,987)	(13,002,318)	(811,923)[1]		(6,559,421)[1]
Class 2	(518,177)	(4,544,639)	(897,225)[2]		(7,075,687)[2]

		(17,546,957)			(13,635,108)

Net asset value of shares issued in acquisition
Class 1	0	0	7,033,517		51,770,209
Class 2	0	0	1,210,549		8,910,235

		0			60,680,444

Net increase (decrease) in net assets resulting from capital share transactions		(14,634,934)			51,203,614

Total increase (decrease) in net assets		(20,024,307)			65,842,807

Net assets
Beginning of period		77,860,452			12,017,645

End of period		$57,836,145			$77,860,452

Undistributed net investment income		$548,784			$499,936

1.	Class commenced operations on July 16, 2010.

2.	After the close of business on July 16, 2010, the existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year Ended December 31,
Class 1	2011	2010[1]
Net asset value, beginning of period	$9.04	$7.36
Net investment income	0.11	0.05 [2]
Net realized and unrealized gains (losses) on investments	(0.74)	1.63

Total from investment operations	(0.63)	1.68
Distributions to shareholders from
Net investment income	(0.08)	0.00
Net asset value, end of period	$8.33	$9.04
Total return[3]	(7.06)%	22.83%
Ratios to average net assets (annualized)
Gross expenses	1.14%	0.96%
Net expenses	0.89%	0.89%
Net investment income	1.07%	1.43%
Supplemental data
Portfolio turnover rate	16%	61%
Net assets, end of period (000’s omitted)	$43,155	$58,255

1.	For the period from July 16, 2010 (commencement of class operations) to December 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage VT Small Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended December 31,
Class 2[1]	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.03	$7.83	$4.95	$11.08	$13.22
Net investment income (loss)	0.09	0.12	0.08	0.09 [2]	(0.04)
Net realized and unrealized gains (losses) on investments	(0.74)	1.20	2.87	(4.21)	0.21

Total from investment operations	(0.65)	1.32	2.95	(4.12)	0.17
Distributions to shareholders from
Net investment income	(0.06)	(0.12)	(0.07)	0.00	0.00
Net realized gains	0.00	0.00	0.00	(2.01)	(2.31)

Total distributions to shareholders	(0.06)	(0.12)	(0.07)	(2.01)	(2.31)
Net asset value, end of period	$8.32	$9.03	$7.83	$4.95	$11.08
Total return	(7.26)%	17.25%	60.18%	(44.55)%	(0.32)%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.52%	2.56%	1.69%	1.51%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income (loss)	0.82%	1.06%	1.39%	1.18%	(0.31)%
Supplemental data
Portfolio turnover rate	16%	61%	45%	39%	60%
Net assets, end of period (000’s omitted)	$14,681	$19,606	$12,018	$7,928	$17,527

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

2.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage VT Small Cap Value Fund	21

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

22	Wells Fargo Advantage VT Small Cap Value Fund	Notes to Financial Statements

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to dividends from certain securities. At December 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$(72,708)	$72,708

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to Financial Statements	Wells Fargo Advantage VT Small Cap Value Fund	23

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2011, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $17,402,202 with $4,116,200 expiring in 2016 and $13,286,002 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$55,426,000	$212,750	$198,400	$55,837,150
Investment companies	765,936	0	0	765,936
Warrants	0	14	0	14
Short-term investments
Investment companies	826,768	0	0	826,768
	$57,018,704	$212,764	$198,400	$57,429,868

Further details on the major security types listed above can be found in the Portfolio of Investments.

24	Wells Fargo Advantage VT Small Cap Value Fund	Notes to Financial Statements

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common stocks
Balance as of December 31, 2010	$170,200
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	31,979
Purchases	208,971
Sales	0
Transfers into Level 3	0
Transfers out of Level 3	(212,750)
Balance as of December 31, 2011	$198,400
Change in unrealized gains (losses) relating to securities still held at December 31, 2011	$(10,571)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2011, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% of the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.

Notes to Financial Statements	Wells Fargo Advantage VT Small Cap Value Fund	25

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended December 31, 2011 were $10,446,447 and $19,390,696, respectively.

6. ACQUISITION

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Special Values Fund and renamed its existing shares as Class 2 shares. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class 1 and Class 2 shares of Evergreen VA Special Values Fund received Class 1 and Class 2 shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen VA Special Values Fund for 8,244,066 shares the Fund valued at $60,680,444 at an exchange ratio of 1.56 and 1.55 for Class 1 and Class 2 shares, respectively. The investment portfolio of Evergreen VA Special Values Fund with a fair value of $60,693,159, identified cost of $60,659,673 and unrealized gains of $33,486 at July 16, 2010 were the principal assets acquired by the Fund. The aggregate net assets of Evergreen VA Special Values Fund and the Fund immediately prior to the acquisition were $60,680,444 and $9,494,728, respectively. The aggregate net assets of the Fund immediately after the acquisition were $70,175,172. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen VA Special Values Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed January 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2010 would have been:

Net investment income	$624,969
Net realized and unrealized gains on investments	$13,030,505
Net increase in net assets resulting from operations	$13,655,474

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended December 31, 2011, the Fund paid $179 in commitment fees.

For the year ended December 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $552,989 and $154,516 of ordinary income for the years ended December 31, 2011 and December 31, 2010, respectively.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains	Capital Loss Carryforward
$601,260	$2,331,120	$(17,402,202)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into

26	Wells Fargo Advantage VT Small Cap Value Fund	Notes to Financial Statements

contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage VT Small Cap Value Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Small Cap Value Fund as of December 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2012

28	Wells Fargo Advantage VT Small Cap Value Fund	Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 23.30% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2011.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	29

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

30	Wells Fargo Advantage VT Small Cap Value Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage VT Small Cap Value Fund	31

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

207578 02-12 AVT8/AR154 12-11

Wells Fargo Advantage

VT Total Return Bond Fund

Annual Report

December 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $216 billion in assets under management, as of December 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Total Return Bond Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

During the period, fixed-income performance was best among the highest-quality securities and U.S. Treasuries

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Total Return Bond Fund, which covers the 12-month period that ended December 31, 2011. During the period, fixed-income performance was best among the highest-quality securities and U.S. Treasuries, as investors shifted allocations into the higher-quality safe havens when the Greek credit crisis escalated in August 2011 and amplified volatility through November 2011.

U.S. Treasuries and the highest-rated bonds performed best during the period.

Fixed-income performance oscillated during the 12-month period but culminated in strong annual returns in the core bond market. In the first quarter of 2011, U.S. Treasury yields climbed incrementally higher, but corporate bonds and structured product yields generally remained unchanged. High-yield securities performed better than investment-grade debt during these months. However, in the spring of 2011, those themes shifted as investment-grade bond prices once again strongly improved while high-yield securities underperformed but continued to generate positive returns. U.S. Treasury yields began to decline, with the most notable shifts lower occurring from April through mid-May 2011. Strategies that were broadly diversified across various sectors and credit-quality tiers generally outperformed strategies that were more heavily focused on U.S. Treasuries and the highest-quality fixed-income securities during this time, but most fixed-income sectors generated positive returns.

In June 2011, fixed-income securities were generally in a modest decline after having strong performance in the prior two months. Some risk aversion returned to the fixed-income markets at the start of the period, but those trends turned around in July 2011, resulting in positive performance across nearly all fixed-income markets, including high yield. During this period, once again strategies that were broadly diversified across various sectors and credit-quality tiers generally outperformed. During this turnaround, it appeared that economic optimism and investor confidence in the U.S. were on the upswing again.

However, those trends didn’t last for long—not due to the U.S. economy but instead from the lack of investor confidence overseas, as the Greek credit crisis once again rippled through the global credit markets. In August 2011, the crisis crescendoed, stirring up a wave of global risk aversion that led to a powerful rally in U.S. Treasuries and a sharp decline in high-yield bond prices, most notably in the lowest-quality credit tiers. During this time, most investment-grade fixed-income markets continued to generate positive returns—but specific areas of the riskiest segments of the market declined—and U.S. Treasury yields set multi-decade lows, surpassing the low yield levels that were set in the summer of 2010.

In October 2011, the high-yield market recovered significantly, benefiting from improving policy indications from Europe and the formal announcement of a European debt deal late in the month. Once again, investor confidence was bolstered, but the trend didn’t last because another round of policy uncertainty in Europe welled up, causing risk aversion and credit fears to return. November 2011 saw a modest decline in investment-grade corporate bond prices and a sharp correction in high-yield corporate bonds, before another strong recovery in

Letter to Shareholders	Wells Fargo Advantage VT Total Return Bond Fund	3

pricing in December finished the period on a positive trend. Thus, the theme for the period was an oscillation between risk aversion from global credit concerns and burgeoning trends of improving investor confidence. On the whole, most investment-grade fixed-income markets generated strong positive returns, with U.S. Treasuries providing the best performance for the period, while high-yield markets and the riskiest segments of structured products lagged.

The Federal Reserve launched Operation Twist in September.

While economic concerns and credit woes escalated in Europe, the growth outlook in the U.S. also continued to throttle back. This prompted the Federal Reserve (Fed) to intervene yet again with monetary accommodation—this time with “Operation Twist,” which was announced and launched in September 2011. Operation Twist was aimed at flattening the yield curve and driving long-term rates down by purchasing long-term Treasuries against selling short-term Treasuries off the Fed’s balance sheet. The Fed stated that it is unlikely to raise rates before mid-2013, thus keeping yields on Treasuries low. Treasury yields continued to rally from this policymaking, while credit spreads on corporate and securitized sectors widened with increasing risk aversion.

Economic conditions continued to face some headwinds in the form of languishing housing values and elevated levels of unemployment, which continued to create some volatility in the fixed-income markets during the period. While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide better protection from risk and added opportunities to capture relative value. While heightened volatility may be uncomfortable to experience in the short term, it often leads to unique opportunities to add relative value for investors with long-term investment horizons.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key differentiating factor between which investment strategies perform well and which do not. At Wells Fargo Advantage Funds, we intend to continue measuring relative-value opportunities in the fixed-income markets and across our lineup of Wells Fargo Advantage Income Funds. We believe it is particularly important to have diligent investment analysts in charge of investor assets in changing markets. As evidenced by the performance of fixed-income assets during the recent 12-month period, heightened risks also often accompany such opportunities.

Thus, the theme for the period was an oscillation between risk aversion from global credit concerns and burgeoning trends of improving investor confidence.

4	Wells Fargo Advantage VT Total Return Bond Fund	Letter to Shareholders

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	5

INVESTMENT OBJECTIVE

The Fund seeks total return, consisting of income and capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Troy Ludgood

Thomas O’Connor, CFA

FUND INCEPTION

September 20, 1999

12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2011
Class 2	8.31%
Barclays Capital U.S. Aggregate Bond Index[1]	7.84%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 0.90% for Class 2. The Fund’s gross and net expense ratios are 0.90% and 0.90%, respectively, for Class 2 shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage VT Total Return Bond Fund Class 2 for the most recent ten years of the Fund with the Barclays Capital U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6	Wells Fargo Advantage VT Total Return Bond Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund outperformed its benchmark during the 12-month period that ended December 31, 2011, mainly due to specific security selections in agency mortgages, corporate bonds, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS).

■	Our broad overweight in the ABS sector contributed to excess performance during the period.

■	Our overweight in the corporate debt sector detracted from performance.

European credit woes and several geopolitical events roiled the bond markets.

The past year held more than its fair share of challenges. A series of shocks tested the resiliency of the markets, including the earthquake, tsunami, and nuclear crisis in Japan; the geopolitical turmoil in North Africa and the Middle East; and the U.S. debt-ceiling debate and subsequent downgrade of the U.S. Treasury’s AAA3 credit rating by Standard & Poor’s. The eurozone debt crisis also dominated market sentiment.

Policymakers, both domestically and abroad, took a variety of steps to bolster investor confidence, improve liquidity, and reinvigorate the economy. European policymakers announced a series of measures aimed at addressing the challenges and helping European banks repair their balance sheets. The U.S. Federal Reserve (Fed) launched “Operation Twist” in an attempt to drive down long-term interest rates. As the year came to a close, fears of a potential double-dip recession in the U.S. and contagion risk from Europe began to subside, while recession remained a concern in Europe.

Given the strong performance of Treasuries, 2011 was a year of attractive total return for the Barclays Capital U.S. Aggregate Bond Index, albeit very low or negative excess return for most fixed-income asset classes. The ABS and CMBS sectors were the star performers, benefiting from light issuance and strong fundamentals, while credit was the greatest underperformer. Financial institutions were the biggest drag on the sector, as concerns about exposure to Europe weighed on investor sentiment.

TEN LARGEST LONG-TERM HOLDINGS[4] (AS OF DECEMBER 31, 2011)
U.S. Treasury Note, 0.75%, 12/31/2016	5.19%
U.S. Treasury Note, 1.00%, 10/31/2016	3.35%
U.S. Treasury Note, 1.00%, 08/31/2016	3.29%
FNMA, 6.00%, 09/25/2035	2.77%
GNMA, 3.50%, 08/20/2041	2.74%
FNMA, 6.00%, 03/01/2034	1.96%
FNMA, 3.50%, 03/25/2041	1.89%
U.S. Treasury Note, 0.13%, 12/31/2031	1.89%
FNMA, 3.50%, 12/1/2013	1.77%
U.S. Treasury Note, 2.00%, 11/15/2021	1.59%

We maintained our consumer ABS overweight throughout 2011, ending the year with a 5.5% overweight. We reduced our overweight of top-tier credit card floater ABS, which outperformed, while adding exposure to retail credit cards. We were active in the Federal Family Education Loan Program sector, which provided many good relative-value trading opportunities during the year.

We maintained an agency mortgage risk-adjusted overweight throughout most of 2011, as the sector presented many compelling relative-value opportunities. We held a position in prepay protected premium coupons throughout the year that benefited from very good yield carry and price appreciation. In the first quarter, we started to build a large position in

3.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to underlying holdings of the fund and not the fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

4.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	7

Government National Mortgage Association 15-year 4.0% pools; by the middle of the fourth quarter, we exited after significant price appreciation. Our risk-adjusted mortgage overweight at year-end was 5.5%.

We reduced exposure to credit during the course of the year, ending with an underweight of 0.5%, down from an overweight of 5.1% in early 2011. Our positioning during the year was dynamic, in response to varying market conditions. We increased exposure to credit in the first quarter as a result of an active new-issue calendar. We decreased several exposures during the second quarter as the credit sector started to look more richly valued. With risks in the market dramatically increasing over the course of the summer, we moved close to neutral by the end of the third quarter, in particular, reducing areas exposed to heightened risk, such as bank/finance and selected international assets.

PORTFOLIO ALLOCATION[5] (AS OF DECEMBER 31, 2011)

Our outlook is cautious on geopolitical risks but optimistic on relative trading opportunities.

We expect markets to remain prone to shocks during the first half of 2012 as participants assess the outlook for the global economy, policy execution risk, and market liquidity. With some ongoing uncertainty in the risk/reward profile, we are positioned with a somewhat conservative investment stance.

The U.S. economy outperformed initial expectations in the fourth quarter, setting up some momentum heading into 2012. Improvements in home and auto sales from low activity levels appear to be mitigating spillover effects from the financial markets.

In Europe, policymakers must navigate execution risk around implementation of fiscal control mechanisms, recessionary risk, and political willpower. In the near term, the European Central Bank’s long-term refinancing operation and the Fed’s dollar swap lines appear to be relieving systemic risk pressures. Completion of bank recapitalizations in Europe and the outcome of the Fed’s stress tests are the next milestones to watch.

Entering 2012, we maintain an overweight to agency mortgages and modest overweights to ABS and CMBS. With the Fed’s declaration that interest rates will be on hold through at least mid-2013, we think these asset classes will benefit from favorable breakevens versus Treasuries, limited net supply, and lower curve volatility. In mortgages, we are closely monitoring the risk of an increase in prepayment speeds. In credit, we expect new-issue supply to provide increased relative-value trading opportunities. We continue to be focused on security selection as the primary driver of performance.

5.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage VT Total Return Bond Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2011)

						Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class 2	09/20/1999	4.89	8.31	7.14	6.18	0.90%	0.90%
Barclays Capital U.S. Aggregate Bond Index		4.98	7.84	6.50	5.78

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

6.	Reflects the expense ratios as stated in the most recent prospectus.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.90% for Class 2. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	9

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning Account Value 07-01-2011	Ending Account Value 12-31-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class 2
Actual	$1,000.00	$1,048.92	$4.65	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities: 49.37%
FHLMC±	2.40%	12/01/2041	$202,000	$208,367
FHLMC%%	3.00	12/15/2025	700,000	720,344
FHLMC%%	3.50	06/15/2025	1,200,000	1,248,750
FHLMC	4.00	12/01/2034	94,416	99,715
FHLMC	4.00	12/01/2035	110,210	116,291
FHLMC	4.00	02/15/2039	45,844	47,857
FHLMC	4.00	02/15/2040	246,638	257,298
FHLMC%%	4.00	02/15/2040	900,000	941,344
FHLMC	4.50	11/15/2038	111,405	117,156
FHLMC	4.50	08/01/2041	118,076	126,321
FHLMC	4.50	08/01/2041	124,261	133,086
FHLMC	4.50	08/01/2041	190,985	204,319
FHLMC	4.50	08/01/2041	170,395	182,496
FHLMC	4.50	09/01/2041	153,560	162,776
FHLMC	4.50	10/01/2041	255,015	270,319
FHLMC	5.00	03/01/2041	44,487	48,840
FHLMC	5.00	03/01/2041	28,638	31,378
FHLMC	5.00	03/01/2041	24,672	27,085
FHLMC	5.00	03/01/2041	25,894	28,371
FHLMC	5.00	04/01/2041	164,991	181,106
FHLMC	5.00	04/01/2041	90,093	98,909
FHLMC	5.00	04/01/2041	53,461	58,573
FHLMC	5.00	04/01/2041	24,758	27,127
FHLMC	5.00	05/01/2041	141,618	155,474
FHLMC	5.00	05/01/2041	31,707	34,741
FHLMC	5.00	05/01/2041	83,636	91,628
FHLMC	5.00	06/01/2041	97,416	106,738
FHLMC	5.00	06/01/2041	104,487	114,714
FHLMC	5.00	07/01/2041	67,604	74,220
FHLMC	5.00	07/01/2041	44,568	48,784
FHLMC	5.00	07/01/2041	44,704	48,980
FHLMC	5.00	07/01/2041	215,608	236,029
FHLMC	5.00	08/01/2041	87,880	96,476
FHLMC	5.50	10/01/2039	38,959	42,960
FHLMC±	5.59	10/01/2038	32,673	35,368
FHLMC±	5.60	08/01/2039	128,850	139,183
FHLMC±	5.68	03/01/2036	36,094	39,074
FHLMC±	5.69	03/01/2036	22,849	24,724
FHLMC±	5.81	11/01/2036	166,844	180,471
FHLMC±	5.83	11/01/2037	1,467	1,583
FHLMC±	5.92	03/01/2037	9,895	10,698
FHLMC±	5.93	06/01/2036	60,715	65,727
FHLMC±	5.97	01/01/2037	4,857	5,243
FHLMC±	5.98	06/01/2038	105,979	114,442
FHLMC	6.00	03/01/2034	40,279	44,868
FHLMC	6.00	02/01/2035	36,465	40,620
FHLMC	6.00	12/01/2035	577,908	643,755
FHLMC	6.00	08/01/2037	57,641	64,209
FHLMC	6.00	08/01/2038	52,137	58,077
FHLMC	6.00	10/01/2038	79,848	88,946
FHLMC±	6.15	06/01/2037	148,339	161,240

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Total Return Bond Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FHLMC Series 2980 Class QA	6.00%	05/15/2035	$610,469	$682,753
FHLMC Series 3529 Class AG	6.50	04/15/2039	388,265	431,650
FHLMC Series 3622 Class WA	5.50	09/15/2039	214,460	232,722
FHLMC Series K003 Class AAVB	4.77	05/25/2018	166,000	186,371
FHLMC Series K005 Class A2	4.32	11/25/2019	126,000	139,892
FHLMC Series T-48 Class 1A3 Preassign 00764±	6.31	07/25/2033	3,048	3,435
FHLMC Series T-57 Class 1A3 Preassign 00073	7.50	07/25/2043	34,534	39,713
FHLMC Series T-59 Class 1A3 Preassign 00329	7.50	10/25/2043	46,251	52,788
FHLMC Series T-60 Class 1A3 Preassign 00462	7.50	03/25/2044	48,375	54,345
FNMA(z)	3.39	10/09/2019	225,000	172,928
FNMA	3.50	12/01/2031	1,479,331	1,537,997
FNMA	3.50	01/01/2032	461,000	479,282
FNMA%%	3.50	02/25/2041	200,000	205,125
FNMA%%	3.50	03/25/2041	1,600,000	1,645,500
FNMA	4.00	10/01/2033	27,425	28,994
FNMA	4.00	10/01/2033	283,170	299,371
FNMA	4.00	01/01/2035	49,605	52,443
FNMA	4.00	05/01/2037	289,877	306,190
FNMA%%	4.00	03/25/2040	400,000	420,188
FNMA	4.50	07/01/2041	135,441	144,242
FNMA	4.50	08/01/2041	217,785	234,284
FNMA	4.50	08/01/2041	191,228	205,715
FNMA	4.50	08/01/2041	41,118	44,091
FNMA	4.50	08/01/2041	45,662	48,891
FNMA	4.50	08/01/2041	30,796	33,022
FNMA	4.50	08/01/2041	117,214	124,830
FNMA	4.50	10/01/2041	48,864	52,039
FNMA%%	5.00	10/25/2036	300,000	323,437
FNMA	5.00	03/01/2041	24,737	27,300
FNMA	5.00	05/01/2041	113,858	125,299
FNMA	5.00	05/01/2041	110,008	121,397
FNMA	5.00	06/01/2041	97,225	107,300
FNMA	5.00	06/01/2041	129,381	142,383
FNMA	5.00	06/01/2041	87,733	96,633
FNMA	5.00	06/01/2041	66,470	73,212
FNMA	5.00	07/01/2041	24,840	27,359
FNMA	5.00	07/01/2041	1,141,469	1,261,899
FNMA	5.00	08/01/2041	110,254	121,679
FNMA	5.00	08/01/2041	66,512	73,191
FNMA	5.00	08/01/2041	66,564	73,317
FNMA	5.00	08/01/2041	236,754	261,290
FNMA	5.00	08/01/2041	65,237	72,120
FNMA	5.00	09/01/2041	176,823	194,595
FNMA	5.00	09/01/2041	156,111	171,949
FNMA	5.00	09/01/2041	77,661	84,107
FNMA±	5.49	01/01/2036	128,858	138,012
FNMA	5.50	09/01/2034	58,360	63,643
FNMA	5.50	12/01/2035	123,385	136,538
FNMA	5.50	01/01/2038	263,380	291,456
FNMA	5.50	07/01/2039	53,005	59,036
FNMA	5.50	12/15/2039	620,279	672,036

12	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA	5.50%	05/25/2040	$437,543	$479,064
FNMA	5.50	08/01/2040	128,858	142,594
FNMA±	5.50	02/01/2039	61,909	66,891
FNMA±	5.74	10/01/2037	21,632	23,413
FNMA±	5.84	09/01/2037	64,034	69,382
FNMA±	5.87	02/01/2037	36,628	39,594
FNMA±	5.88	01/01/2037	36,073	38,953
FNMA±	5.89	07/01/2037	44,456	48,101
FNMA±	5.92	04/01/2037	50,215	54,298
FNMA±	5.93	01/01/2037	66,585	71,913
FNMA±	5.93	03/01/2037	39,394	42,548
FNMA±	5.95	09/01/2037	22,069	24,159
FNMA	6.00	03/01/2034	1,529,410	1,705,443
FNMA	6.00	03/01/2034	1,138,586	1,269,173
FNMA	6.00	08/01/2034	100,337	111,503
FNMA	6.00	08/01/2034	48,167	53,693
FNMA	6.00	11/01/2034	76,217	84,698
FNMA	6.00	12/01/2034	307,942	343,270
FNMA	6.00	04/01/2035	23,433	26,121
FNMA	6.00	04/01/2035	478,888	533,827
FNMA	6.00	04/01/2035	235,861	262,109
FNMA%%	6.00	07/25/2035	100,000	110,109
FNMA%%	6.00	08/25/2035	300,000	329,625
FNMA%%	6.00	09/25/2035	2,200,000	2,412,438
FNMA	6.00	12/01/2035	188,284	209,884
FNMA	6.00	08/01/2036	474,619	524,916
FNMA	6.00	08/01/2036	255,920	284,401
FNMA	6.00	10/01/2036	238,739	263,368
FNMA	6.00	03/01/2037	103,262	114,223
FNMA	6.00	07/01/2037	471,594	525,787
FNMA	6.00	01/01/2038	47,095	51,894
FNMA	6.00	10/01/2038	241,973	266,708
FNMA	6.00	10/01/2039	481,282	534,416
FNMA	6.00	12/01/2040	73,657	82,108
FNMA±	6.01	12/01/2036	31,602	34,163
FNMA±	6.03	09/01/2037	12,198	13,229
FNMA±	6.04	03/01/2012	168,769	171,057
FNMA±	6.04	07/01/2037	23,831	25,849
FNMA±	6.07	10/01/2037	75,942	82,432
FNMA±	6.09	11/01/2037	27,331	29,719
FNMA±	6.27	09/01/2037	206,571	226,677
FNMA±	6.32	10/01/2036	19,675	21,401
FNMA(a)	7.00	02/25/2042	240,000	273,286
FNMA Series 2002-33 Class A2	7.50	06/25/2032	35,190	39,521
FNMA Series 2003-W17 Class 1A7	5.75	08/25/2033	85,000	97,422
FNMA Series 2005-5 Class PA	5.00	01/25/2035	66,179	72,286
FNMA Series 2006-56 Class CA	6.00	07/25/2036	33,010	37,750
FNMA Series 2009-105 Class CB	6.00	12/25/2039	275,502	307,140
FNMA Series 2009-11 Class LC	4.50	03/25/2049	170,842	180,699
FNMA Series 2009-30 Class AD	6.50	04/25/2039	252,179	275,409
FNMA Series 2009-30 Class AG	6.50	05/25/2039	462,797	515,957
FNMA Series 2009-66 Class KE	4.00	09/25/2039	222,295	232,047

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Total Return Bond Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA Series 2009-78 Class J	5.00%	09/25/2019	$232,178	$251,985
FNMA Series 2009-93 Class PD	4.50	09/25/2039	94,677	100,783
FNMA Series 2009-M01 Class A2	4.29	07/25/2019	135,000	151,674
FNMA Series 2009-M02 Class A3	4.00	01/25/2019	244,000	268,809
FNMA Series 2010-054 Class EA	4.50	06/25/2040	338,164	360,343
FNMA Series 2010-M01 Class A2	4.45	09/25/2019	100,000	113,386
FNMA Series 2010-M03 Class A3±	4.33	03/25/2020	499,000	562,133
FNMA Series 2011 Class 53	4.50	06/25/2041	227,063	239,334
FNMA Series 2011-53	4.00	06/25/2041	580,328	606,493
FNMA Series 2011-78 Class D	4.00	08/25/2041	54,798	57,234
GNMA	3.50	02/20/2041	58,316	59,929
GNMA	3.50	02/20/2041	26,855	27,597
GNMA	3.50	02/20/2041	38,926	40,003
GNMA	3.50	03/20/2041	75,687	77,780
GNMA±	3.50	05/20/2041	156,113	164,868
GNMA±	3.50	05/20/2041	69,211	73,057
GNMA±	3.50	06/20/2041	222,929	235,319
GNMA%%	3.50	07/20/2041	1,000,000	1,040,781
GNMA%%	3.50	08/20/2041	2,300,000	2,386,609
GNMA±	3.50	10/20/2041	63,777	67,146
GNMA	6.00	01/15/2040	530,258	601,133
GNMA II±	3.00	07/20/2041	118,313	123,069
GNMA II±	3.00	07/20/2041	43,630	45,406
GNMA II±	3.00	08/20/2041	67,552	70,267
GNMA II±	3.00	08/20/2041	96,247	100,165
GNMA II±	3.00	10/20/2041	74,761	77,501
GNMA II±	3.00	11/20/2041	48,916	50,685
GNMA II±	3.50	07/20/2041	200,696	211,825
GNMA II±	3.50	07/20/2041	95,511	100,784
GNMA II±	3.50	08/20/2041	65,108	68,718
GNMA Series 2002-95 Class DB	6.00	01/25/2033	140,000	159,821

Total Agency Securities (Cost $42,259,089)				43,016,094

Asset-Backed Securities: 8.25%
Ally Auto Receivables Trust Series 2011-4 Class A4	1.14	06/15/2016	106,000	105,662
Ally Master Owner Trust Series 2011-4 Class A2	1.54	09/15/2016	117,000	116,621
Capital One Multi-Asset Execution Trust Series 2004-A4 Class A4±	0.50	03/15/2017	50,000	49,859
Capital One Multi-Asset Execution Trust Series 2005-A10 Class A±	0.36	09/15/2015	101,000	100,858
Chase Issuance Trust Series 2005-A11 Class A±	0.35	12/15/2014	279,000	278,930
Chase Issuance Trust Series 2005-A6 Class A6±	0.35	07/15/2014	71,000	70,988
Citibank Omni Master Trust Series 2009-A14 Class A14±144A	3.03	08/15/2018	509,000	533,944
Citibank Omni Master Trust Series 2009-A8 Class A8±144A	2.38	05/16/2016	332,000	334,039
Developers Diversified Realty Corporation Trust Series 2009-DDR1 Class A144A	3.81	10/14/2022	261,769	272,665
Discover Card Master Trust Series 2009-A1 Class A1±	1.58	12/15/2014	100,000	100,591
Ford Credit Auto Owner Trust Series 2009-D Class A3	2.17	10/15/2013	82,211	82,631
GE Capital Credit Card Master Note Trust Series 2009-2 Class A	3.69	07/15/2015	349,000	354,502
Goal Capital Funding Trust Series 2006-1 Class A3±	0.63	11/25/2026	334,000	315,264
Harley Davidson Motorcycle Trust Series 2011-2 Class A4	1.47	08/15/2017	131,000	130,675
Honda Auto Receivables Owner Trust Series 2010-3 Class A2	0.53	01/21/2013	146,041	146,019
Hyundai Auto Receivables Trust Series 2011-C Class A4	1.30	02/15/2018	93,000	92,907
MMCA Automobile Trust Series 2011-A Class A4144A	2.02	10/17/2016	116,000	117,479

14	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Asset-Backed Securities (continued)
Nelnet Student Loan Trust Series 2005-2 Class A5±	0.67%	03/23/2037	$196,000	$176,007
Nelnet Student Loan Trust Series 2006-1 Class A4±	0.59	11/23/2022	142,000	140,003
Nelnet Student Loan Trust Series 2006-2 Class A4±	0.50	10/26/2026	293,000	286,639
Nelnet Student Loan Trust Series 2007-1 Class A3±	0.58	05/27/2025	253,000	227,046
Nelnet Student Loan Trust Series 2008-3 Class A4±	2.16	11/25/2024	293,000	299,736
SLM Student Loan Trust Series 2000-A Class A2±	0.61	10/28/2028	122,551	122,138
SLM Student Loan Trust Series 2003-14 Class A5±	0.65	01/25/2023	340,000	331,178
SLM Student Loan Trust Series 2004-1 Class A3±	0.63	04/25/2023	364,000	351,986
SLM Student Loan Trust Series 2004-3 Class A5±	0.59	07/25/2023	93,000	90,284
SLM Student Loan Trust Series 2005-6 Class A±	0.53	07/27/2026	421,000	405,604
SLM Student Loan Trust Series 2005-8 Class A3±	0.53	10/25/2024	210,000	203,331
SLM Student Loan Trust Series 2006-10 Class A4±	0.49	07/25/2023	173,000	170,399
SLM Student Loan Trust Series 2008-4 Class A2±	1.47	07/25/2016	98,258	99,170
SLM Student Loan Trust Series 2008-9 Class A±	1.92	04/25/2023	153,108	156,633
SLM Student Loan Trust Series 2011-C Class A1±144A	1.66	12/15/2023	386,000	386,064
USAA Auto Owner Trust Series 2008-3 Class A4	4.71	02/18/2014	161,049	162,085
Volkswagen Auto Loan Enhanced Trust Series 2008-1 Class A4±	1.98	10/20/2014	157,175	157,511
World Financial Network Credit Card Master Trust Series 2011-A Class A	1.68	08/15/2018	122,000	121,636
World Omni Auto Receivables Trust Series 2008-A Class A4	4.74	10/15/2013	98,865	100,130

Total Asset-Backed Securities (Cost $7,198,882)				7,191,214

Corporate Bonds and Notes: 12.20%

Consumer Discretionary: 1.15%

Automobiles: 0.28%
Daimler Finance North America LLC144A	1.88	09/15/2014	245,000	243,705

Media: 0.69%
Comcast Corporation	8.38	03/15/2013	158,000	171,843
NBC Universal Incorporated	2.88	04/01/2016	147,000	149,898
NBC Universal Incorporated	4.38	04/01/2021	75,000	79,121
News America Incorporated	6.15	03/01/2037	55,000	60,018
News America Incorporated	6.15	02/15/2041	18,000	20,708
Time Warner Cable Incorporated	5.50	09/01/2041	115,000	120,952

				602,540

Specialty Retail: 0.18%
Gap Incorporated	5.95	04/12/2021	160,000	152,555

Consumer Staples : 0.65%

Beverages: 0.36%
PepsiCo Incorporated	2.50	05/10/2016	135,000	140,472
The Coca-Cola Company	1.80	09/01/2016	170,000	172,954

				313,426

Food & Staples Retailing: 0.10%
Wal-Mart Stores Incorporated	5.63	04/15/2041	70,000	90,279

Food Products: 0.10%
Kraft Foods Incorporated Class A	6.50	02/09/2040	65,000	84,400

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Total Return Bond Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Tobacco: 0.09%
Altria Group Incorporated	10.20%	02/06/2039	$50,000	$77,684

Energy: 1.30%

Oil, Gas & Consumable Fuels: 1.30%
El Paso Pipeline Partners Operating LLC	5.00	10/01/2021	50,000	51,441
El Paso Pipeline Partners Operating LLC	7.50	11/15/2040	55,000	63,910
Energen Corporation	4.63	09/01/2021	160,000	158,721
Energy Transfer Partners LP	9.00	04/15/2019	75,000	89,186
Kerr-McGee Corporation	6.95	07/01/2024	190,000	226,502
Marathon Petroleum Corporation	5.13	03/01/2021	23,000	24,019
Marathon Petroleum Corporation	6.50	03/01/2041	23,000	26,017
MidAmerican Energy Holdings Company	6.50	09/15/2037	65,000	81,469
Pride International Incorporated	6.88	08/15/2020	95,000	111,344
The Williams Companies Incorporated	7.88	09/01/2021	30,000	36,909
The Williams Companies Incorporated Series A	7.50	01/15/2031	46,000	55,984
Western Gas Partners LP	5.38	06/01/2021	195,000	206,733

				1,132,235

Financials: 5.23%

Capital Markets: 1.06%
Goldman Sachs Group Incorporated	3.63	02/07/2016	75,000	72,480
Goldman Sachs Group Incorporated	5.25	07/27/2021	30,000	29,255
Goldman Sachs Group Incorporated	6.00	06/15/2020	110,000	112,643
Goldman Sachs Group Incorporated	6.25	02/01/2041	60,000	58,761
Lazard Group LLC	6.85	06/15/2017	215,000	225,580
Lazard Group LLC	7.13	05/15/2015	150,000	161,092
Morgan Stanley	3.80	04/29/2016	200,000	184,299
Morgan Stanley	5.50	07/28/2021	90,000	83,187

				927,297

Commercial Banks: 0.17%
Inter-American Development Bank Series EMTN	3.88	10/28/2041	135,000	143,327

Consumer Finance: 0.33%
American Express Credit Corporation	2.80	09/19/2016	230,000	231,178
Capital One Financial Corporation	4.75	07/15/2021	55,000	56,580

				287,758

Diversified Financial Services: 2.24%
ABB Treasury Center USA Incorporated 144A	2.50	06/15/2016	95,000	95,545
Bank of America Corporation	3.75	07/12/2016	190,000	175,960
Bank of America Corporation	5.00	05/13/2021	130,000	118,366
Bank of America Corporation	6.00	09/01/2017	120,000	117,223
Citigroup Incorporated«	1.88	10/22/2012	370,000	375,103
Citigroup Incorporated	3.95	06/15/2016	163,000	162,471
Citigroup Incorporated	4.50	01/14/2022	122,000	117,320
Citigroup Incorporated	5.38	08/09/2020	45,000	46,256
General Electric Capital Corporation	4.65	10/17/2021	185,000	193,003
General Electric Capital Corporation	6.88	01/10/2039	145,000	173,412
JPMorgan Chase & Company	4.35	08/15/2021	210,000	211,998

16	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Diversified Financial Services (continued)
JPMorgan Chase & Company	5.40%	01/06/2042	$95,000	$98,946
JPMorgan Chase & Company	5.60	07/15/2041	65,000	67,923

				1,953,526

Insurance: 0.70%
American International Group Incorporated	4.88	09/15/2016	50,000	47,325
American International Group Incorporated Series MTN	5.85	01/16/2018	65,000	63,555
Berkshire Hathaway Incorporated	3.75	08/15/2021	164,000	170,335
CNA Financial Corporation	5.75	08/15/2021	85,000	86,704
CNA Financial Corporation	6.50	08/15/2016	50,000	54,094
MetLife Incorporated	5.70	06/15/2035	45,000	50,139
Protective Life Corporation	8.45	10/15/2039	43,000	49,199
Prudential Financial Incorporated	5.63	05/12/2041	30,000	29,440
Prudential Financial Incorporated Series MTN	4.50	11/16/2021	35,000	35,338
WR Berkley Corporation	5.38	09/15/2020	25,000	25,217

				611,346

REIT: 0.73%
Boston Properties LP	3.70	11/15/2018	80,000	81,662
ERP Operation Limited Partnership	4.63	12/15/2021	70,000	71,355
HCP Incorporated	6.75	02/01/2041	23,000	25,956
Health Care Property Investors Incorporated	5.65	12/15/2013	150,000	157,773
Health Care REIT Incorporated	6.50	03/15/2041	30,000	30,008
Kilroy Realty LP	4.80	07/15/2018	110,000	108,616
Kilroy Realty LP	5.00	11/03/2015	40,000	41,143
Kilroy Realty LP	6.63	06/01/2020	30,000	32,187
SL Green Realty Corporation	5.00	08/15/2018	30,000	28,969
WEA Finance LLC 144A	4.63	05/10/2021	55,000	53,962

				631,631

Health Care: 0.97%

Biotechnology: 0.42%
Amgen Incorporated	3.88	11/15/2021	90,000	90,783
Amgen Incorporated	5.15	11/15/2041	25,000	25,865
Gilead Sciences Incorporated	4.50	04/01/2021	145,000	153,676
Gilead Sciences Incorporated	5.65	12/01/2041	90,000	99,451

				369,775

Health Care Equipment & Supplies: 0.15%
Boston Scientific Corporation	6.40	06/15/2016	115,000	128,959

Health Care Providers & Services: 0.23%
Coventry Health Care Incorporated	5.95	03/15/2017	175,000	196,502

Life Sciences Tools & Services: 0.17%
Life Technologies Corporation	5.00	01/15/2021	145,000	151,666

Industrials: 0.14%

Professional Services: 0.08%
Verisk Analytics Incorporated	5.80	05/01/2021	65,000	69,947

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Total Return Bond Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Road & Rail: 0.06%
BSNF Railway Company	5.75%	05/01/2040	$46,000	$54,927

Information Technology: 0.23%

Computers & Peripherals: 0.12%
Hewlett Packard Company	3.00	09/15/2016	58,000	58,422
Hewlett Packard Company	4.38	09/15/2021	45,000	46,424

				104,846

Software: 0.11%
Adobe Systems Incorporated	4.75	02/01/2020	91,000	98,752

Materials: 0.13%

Chemicals: 0.13%
Dow Chemical Company	5.25	11/15/2041	70,000	73,485
Dow Chemical Company	8.55	05/15/2019	29,000	37,931

				111,416

Telecommunication Services: 0.92%

Diversified Telecommunication Services: 0.58%
AT&T Incorporated	5.55	08/15/2041	55,000	64,626
AT&T Incorporated	6.40	05/15/2038	45,000	55,491
CenturyLink Incorporated	6.45	06/15/2021	75,000	75,112
Citizens Communications Company	9.00	08/15/2031	33,000	30,113
Frontier Communications Corporation	8.25	04/15/2017	105,000	107,363
Verizon Communications Incorporated	2.00	11/01/2016	90,000	90,276
Verizon Communications Incorporated	3.50	11/01/2021	80,000	83,255

				506,236

Wireless Telecommunication Services: 0.34%
American Tower Corporation	4.50	01/15/2018	145,000	147,464
American Tower Corporation	5.05	09/01/2020	38,000	38,056
Verizon Wireless Capital LLC	8.50	11/15/2018	80,000	107,946

				293,466

Utilities: 1.48%

Electric Utilities: 0.81%
Ameren Corporation	8.88	05/15/2014	105,000	117,672
Cleveland Electric Illuminating Company	8.88	11/15/2018	110,000	147,560
Great Plains Energy Incorporated	4.85	06/01/2021	20,000	20,957
LG&E & KU Energy LLC144A	4.38	10/01/2021	80,000	81,567
Oncor Electric Delivery Company LLC 144A	4.55	12/01/2041	70,000	71,416
PPL Electric Utilities	3.00	09/15/2021	75,000	75,767
PPL Energy Supply LLC	4.60	12/15/2021	80,000	81,096
Progress Energy Incorporated	6.85	04/15/2012	85,000	86,441
Public Service Company of Colorado	4.75	08/15/2041	18,000	20,579

				703,055

18	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Multi-Utilities: 0.67%
CMS Energy Corporation	2.75%	05/15/2014	$65,000	$64,201
CMS Energy Corporation	5.05	02/15/2018	105,000	104,738
Dominion Resources Incorporated	4.90	08/01/2041	35,000	37,714
Dominion Resources Incorporated	8.88	01/15/2019	210,000	278,602
MidAmerican Energy Holdings	6.13	04/01/2036	30,000	35,767
Puget Sound Power & Light Company	4.43	11/15/2041	65,000	67,268

				588,290

Total Corporate Bonds and Notes (Cost $10,321,457)				10,629,546

Municipal Bonds and Notes: 1.05%

California: 0.36%
California Build America Bonds (Tax Revenue)	7.60	11/01/2040	100,000	123,576
Los Angeles CA Community College District Build America Bonds (Tax Revenue)	6.75	08/01/2049	90,000	117,779
Los Angeles CA DW&P Build America Bonds (Utilities Revenue)	6.57	07/01/2045	55,000	73,517

				314,872

Illinois: 0.19%
Illinois (GO–State)	5.37	03/01/2017	55,000	59,002
Illinois (GO–State)	5.67	03/01/2018	50,000	53,552
Illinois (GO–State)	5.88	03/01/2019	45,000	48,416

				160,970

Nevada: 0.13%
Clark County NV Airport Authority (Airport Revenue)	6.82	07/01/2045	90,000	114,389

New Jersey: 0.18%
New Jersey State Turnpike Authority (Transportation Revenue)	7.10	01/01/2041	115,000	158,008

Ohio: 0.04%
Ohio State University Series A (Education Revenue)	4.80	06/01/2111	35,000	36,504

Texas: 0.15%
North Texas Tollway Authority (Transportation Revenue)	6.72	01/01/2049	103,000	127,767

Total Municipal Bonds and Notes (Cost $760,620)				912,510

Non-Agency Mortgage Backed Securities: 8.20%
Americold LLC Trust Series 2010-ART Class A1 144A	3.85	01/14/2029	179,939	186,434
Bank of America Commercial Mortgage Incorporated Series 2002-PB2 Class B	6.31	06/11/2035	100,000	100,358
Bank of America Commercial Mortgage Incorporated Series 2004-6 Class A3	4.51	12/10/2042	23,706	24,080
Bank of America Commercial Mortgage Incorporated Series 2006-2 Class A4±	5.73	05/10/2045	222,000	248,553
Bank of America Commercial Mortgage Incorporated Series 2006-5 Class A4	5.41	09/10/2047	89,000	96,190
Bank of America Commercial Mortgage Incorporated Series 2006-6 Class A4	5.36	10/10/2045	187,000	201,110
Bank of America Commercial Mortgage Incorporated Series 2007-1 Class A2	5.38	01/15/2049	35,886	35,840
Bear Stearns Commercial Mortgage Securities Incorporated Series 2003-T12 Class A3±	4.24	08/13/2039	15,209	15,310
Bear Stearns Commercial Mortgage Securities Incorporated Series 2004-T14 Class A4±	5.20	01/12/2041	213,000	226,313
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR7 Class A	4.95	02/11/2041	29,116	29,113
CFCRE Commercial Mortgage Trust Series 2011-C2 Class A2	3.06	12/15/2047	100,000	102,114

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Total Return Bond Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
CFCRE Commercial Mortgage Trust Series-2011 C2 Class A4	3.83%	12/15/2047	$86,000	$89,177
Citigroup Mortgage Loan Trust Incorporated Series 2007-AHL1 Class A2A±	0.33	12/25/2036	10,948	10,636
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1 Class AM±	5.23	07/15/2044	97,000	101,744
Commercial Mortgage Pass-Through Certificate Series 2001-J2 Class B 144A	6.30	07/16/2034	151,000	151,421
Commercial Mortgage Pass-Through Certificate Series 2004-B4 Class A5	4.84	10/15/2037	160,000	168,229
Commercial Mortgage Pass-Through Certificate Series 2007-C9 Class A4±	5.81	12/10/2049	141,000	157,417
Commercial Mortgage Pass-Through Certificates Series 2005-LP5 Class A4±	4.98	05/10/2043	95,000	103,606
Credit Suisse First Boston Mortgage Securities Corporation Series 2002-CP3 Class A3	5.60	07/15/2035	24,443	24,598
Credit Suisse First Boston Mortgage Securities Corporation Series 2003-C4 Class B±	5.25	08/15/2036	74,000	76,704
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C1 Class A3	4.81	02/15/2038	67,879	69,987
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C2 Class A4	4.83	04/15/2037	146,000	153,721
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C3 Class A	4.73	07/15/2037	70,000	72,349
Credit Suisse First Boston Mortgage Securities Corporation Series 2006-C4 Class A3	5.47	09/15/2039	182,000	193,597
Extended Stay America Trust Series 2010-ESHA Class A 144A	2.95	11/05/2027	376,310	377,076
GE Capital Commercial Mortgage Securities Incorporated Series 2004-C2 Class A4	4.89	03/10/2040	48,000	50,680
GMAC Commercial Mortgage Securities Incorporated Series 2001-C2 Class A2	6.70	04/15/2034	2,093	2,093
GMAC Commercial Mortgage Securities Incorporated Series 2003-C1 Class A2	4.08	05/10/2036	69,000	70,494
GMAC Commercial Mortgage Securities Incorporated Series 2006-C1 Class AM±	5.29	11/10/2045	132,000	131,624
Greenwich Capital Commercial Funding Corporation Series 2005-GG5 Class A5±	5.22	04/10/2037	249,000	266,644
Greenwich Capital Commercial Funding Corporation Series 2007-GG9 Class A4	5.44	03/10/2039	47,000	50,883
GS Mortgage Securities Corporation II Series 2005-GG4 Class A4	4.76	07/10/2039	45,000	47,166
Impact Funding LLC Series 2010-1 Class A1 144A	5.31	01/25/2051	275,977	293,541
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2001-CIBC2 Class D±	6.85	04/15/2035	59,000	58,863
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2002-C2 Class B±	5.21	12/12/2034	30,000	30,342
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2002-C2 Class A2	5.05	12/12/2034	60,793	62,118
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2003-C1 Class A1	4.28	01/12/2037	28,899	29,059
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2003-CB6 Class A1	4.39	07/12/2037	14,614	14,777
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2003-PM1A Class A4±	5.33	08/12/2040	159,000	166,232
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2004-LN2 Class A2	5.12	07/15/2041	186,000	196,672
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-LDP9 Class A2	5.13	05/15/2047	40,201	41,471
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-LDP9 Class A3	5.34	05/15/2047	331,000	351,101
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2007-LDPX Class A3	5.42	01/15/2049	74,000	80,015
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-A2 Class A2 144A	4.31	08/05/2032	189,000	197,364
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-C1 Class A1 144A	3.85	06/15/2043	331,323	346,547
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-CNTR Class A1 144A	3.30	08/05/2032	90,509	91,744

20	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2011-C5 Class A3	4.17%	08/15/2046	$58,000	$62,086
Lehman Brothers UBS Commercial Mortgage Trust Series 2002-C2 Class A4	5.59	06/15/2031	22,780	22,971
Lehman Brothers UBS Commercial Mortgage Trust Series 2002-C4 Class A4	4.56	09/15/2026	14,269	14,357
Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C7 Class A5	4.63	10/15/2029	51,000	52,554
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C2 Class A4	5.00	04/15/2030	146,000	153,616
Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C1 Class A4	5.42	02/15/2040	71,000	77,379
Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C1 Class AAB	5.40	02/15/2040	39,000	41,110
Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C3 Class A3±	5.93	07/15/2044	53,000	56,572
Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C6 Class A3	5.93	07/15/2040	184,000	194,787
Merrill Lynch Mortgage Trust Series 2005-CIP1 Class A3A±	4.95	07/12/2038	76,000	79,345
Morgan Stanley Capital I Series 2004-TP13 Class A3	4.39	09/13/2045	27,313	27,825
Morgan Stanley Capital I Series 2006-HQ8 Class AM±	5.47	03/12/2044	49,000	50,141
Morgan Stanley Capital I Series 2007-HE2 Class A2A±	0.33	01/25/2037	4,966	4,874
Morgan Stanley Capital I Series 2007-HQ13 Class A1	5.36	12/15/2044	43,921	44,117
Morgan Stanley Capital I Series 2011-C3 Class A2	3.22	07/15/2049	100,000	103,552
Morgan Stanley Dean Witter Capital I Series 2001-TOP3 Class A4	6.39	07/15/2033	6,881	6,876
Morgan Stanley Mortgage Loan Trust Series 2007-6XS Class 2A1S±	0.40	02/25/2047	14,400	11,493
Nomura Asset Securities Corporation Series 1998-D6 Class A2±	7.07	03/15/2030	128,000	134,063
Sequoia Mortgage Trust Series 2010-H1 Class A1±	3.75	02/25/2040	28,345	28,798
Sequoia Mortgage Trust Series 2011-1 Class A1±	4.13	02/25/2041	38,120	37,917
US Bank NA Series 2007-1 Class A	5.92	05/25/2012	232,870	237,775
Wachovia Bank Commercial Mortgage Trust Series 2003-C7 Class A1 144A	4.24	10/15/2035	13,990	14,078
Wachovia Bank Commercial Mortgage Trust Series 2003-C8 Class A3	4.45	11/15/2035	97,161	97,493

Total Non-Agency Mortgage Backed Securities (Cost $7,028,777)				7,148,886

U.S. Treasury Securities: 24.04%
U.S. Treasury Bond	3.13	11/15/2041	845,000	883,025
U.S. Treasury Bond##	3.75	08/15/2041	381,000	447,020
U.S. Treasury Bond##	4.38	05/15/2041	601,000	781,300
U.S. Treasury Bond##	4.50	02/15/2036	655,000	856,413
U.S. Treasury Bond##	4.75	02/15/2041	499,000	686,359
U.S. Treasury Note	0.88	11/30/2016	216,000	216,692
U.S. Treasury Note	0.13	12/31/2013	1,647,000	1,643,139
U.S. Treasury Note	0.25	10/31/2013	501,000	501,137
U.S. Treasury Note	0.25	11/30/2013	219,000	219,051
U.S. Treasury Note	0.25	12/15/2014	327,000	325,978
U.S. Treasury Note	0.75	12/31/2016	4,515,000	4,524,170
U.S. Treasury Note##	1.00	08/31/2016	2,838,000	2,869,485
U.S. Treasury Note	1.00	10/31/2016	2,894,000	2,922,940
U.S. Treasury Note	1.38	11/30/2018	83,000	83,285
U.S. Treasury Note	1.50	06/30/2016	592,000	612,350
U.S. Treasury Note	2.00	11/15/2021	1,374,000	1,389,029
U.S. Treasury Note	2.13	08/15/2021	1,232,000	1,262,992
U.S. Treasury Note	3.25	03/31/2017	400,000	448,000
U.S. Treasury Note	3.50	05/15/2020	242,000	278,300

Total U.S. Treasury Securities (Cost $20,497,956)				20,950,665

Yankee Corporate Bonds and Notes: 5.49%

Consumer Discretionary : 0.10%

Media: 0.10%
Thomson Reuters Corporation	5.95	07/15/2013	80,000	85,249

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Total Return Bond Fund	21

Security Name	Interest Rate	Maturity Date	Principal	Value

Consumer Staples: 0.41%

Beverages: 0.41%
Pernod-Ricard SA 144A	4.45%	01/15/2022	$170,000	$178,018
Pernod-Ricard SA 144A	5.75	04/07/2021	160,000	180,446

				358,464

Energy: 1.32%

Oil, Gas & Consumable Fuels: 1.32%
BG Energy Capital plc 144A	4.00	10/15/2021	220,000	226,677
BP Capital Markets plc	2.25	11/01/2016	185,000	186,222
Husky Energy Incorporated	7.25	12/15/2019	82,000	100,313
International Petroleum Investment Company GMTN Limited 144A	5.50	03/01/2022	200,000	200,000
Petroleos Mexicanos 144A	6.50	06/02/2041	20,000	22,500
Talisman Energy Incorporated	7.75	06/01/2019	90,000	110,943
Transocean Incorporated	5.05	12/15/2016	235,000	240,005
Transocean Incorporated	6.38	12/15/2021	60,000	63,749

				1,150,409

Financials: 2.80%

Commercial Banks: 2.13%
Bank of Montreal 144A	1.30	10/31/2014	250,000	249,606
Bank of Nova Scotia 144A	2.15	08/03/2016	200,000	201,454
Canadian Imperial Bank 144A	1.50	12/12/2014	245,000	245,372
HSBC Holdings plc	5.10	04/05/2021	75,000	79,665
HSBC Holdings plc	6.80	06/01/2038	100,000	103,407
Korea Development Bank	3.25	03/09/2016	199,000	196,062
Korea Development Bank	3.88	05/04/2017	200,000	197,544
Lloyds TSB Bank plc	4.88	01/21/2016	90,000	87,728
Rabobank Nederland NV	5.25	05/24/2041	72,000	70,445
Standard Chartered plc 144A	3.20	05/12/2016	190,000	185,958
Swedish Export Credit Corporation	3.25	09/16/2014	233,000	240,757

				1,857,998

Diversified Financial Services: 0.39%
Caisse Centrale Desjardins du Quebec 144A	2.55	03/24/2016	250,000	256,771
Credit Suisse New York	6.00	02/15/2018	80,000	78,879

				335,650

Thrifts & Mortgage Finance: 0.28%
Achmea Hypotheekbank NV 144A	3.20	11/03/2014	235,000	246,653

Materials: 0.24%

Metals & Mining: 0.24%
Teck Resources Limited	6.25	07/15/2041	52,000	59,958
Xstrata Canada Financial Corporation 144A	4.95	11/15/2021	100,000	102,123
Xstrata Canada Financial Corporation 144A	6.00	11/15/2041	50,000	51,212

				213,293

22	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Telecommunication Services: 0.46%

Diversified Telecommunication Services: 0.35%
Hutchison Whampoa International Limited 144A	5.75%	09/11/2019	$100,000	$111,981
Telemar Norte Leste SAU 144A	5.50	10/23/2020	190,000	187,150

				299,131

Wireless Telecommunication Services: 0.11%
Telefonica Moviles Chile SA 144A	2.88	11/09/2015	100,000	98,712

Utilities: 0.16%

Electric Utilities: 0.13%
PPL WEM Holdings plc 144A	3.90	05/01/2016	115,000	115,300

Multi-Utilities: 0.03%
National Grid plc	6.30	08/01/2016	20,000	22,955

Total Yankee Corporate Bonds and Notes (Cost $4,712,877)				4,783,814

Yankee Government Bonds: 0.57%
Province of Quebec	2.75	08/25/2021	135,000	134,793
Republic of Chile	3.25	09/14/2021	115,000	118,163
Republic of Poland	5.00	03/23/2022	160,000	160,800
United Mexican States	5.75	10/12/2049	80,000	85,200

Total Yankee Government Bonds (Cost $485,579)				498,956

Other: 0.38%
Gryphon Funding Limited, Pass-Through Entity(a)(i)(v)			232,466	65,090
VFNC Corporation, Pass-Through Entity, 0.30%±144A(a)(i)(v)			624,536	268,551

Total Other (Cost $150,056)				333,641

	Yield		Shares

Short-Term Investments: 10.20%

Investment Companies: 10.20%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class##(l)(u)	0.04		8,807,666	8,807,666
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.12		78,744	78,744

Total Short-Term Investments (Cost $8,886,410)				8,886,410

Total Investments in Securities
(Cost $102,301,703)*	119.75%	104,351,736
Other Assets and Liabilities, Net	(19.75)	(17,213,958)

Total Net Assets	100.00%	$87,137,778

	Interest Rate		Principal

TBA Sale Commitments: (2.80%)
FNMA%%	3.50	03/25/2041	$(400,000)	(411,375)
FNMA%%	4.00	02/25/2040	(600,000)	(630,282)
FNMA%%	4.00	03/25/2040	(100,000)	(104,781)
FNMA%%	5.00	10/25/2036	(1,200,000)	(1,293,750)

Total TBA Sale Commitments (Proceeds Received $(2,416,137))				(2,440,188)

Portfolio of Investments—December 31, 2011	Wells Fargo Advantage VT Total Return Bond Fund	23

±	Variable rate investment.

%%	Security issued on a when-issued (TBA) basis.

(z)	Zero coupon security. Rate represents yield to maturity.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

«	All or a portion of this security is on loan.

##	All or a portion of this security has been segregated for when-issued securities or unfunded loans.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $102,584,674 and net unrealized appreciation (depreciation) consist of:

Gross unrealized appreciation	$2,206,786
Gross unrealized depreciation	(439,724)

Net unrealized appreciation	$1,767,062

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage VT Total Return Bond Fund	Statement of Assets and Liabilities—December 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$95,465,326
In affiliated securities, at value	8,886,410

Total investments, at value (see cost below)	104,351,736
Receivable for investments sold	32,575,509
Principal paydown receivable	11,640
Receivable for Fund shares sold	80,276
Receivable for interest	460,214
Receivable for securities lending income	38

Total assets	137,479,413

Liabilities
Dividends payable	9,946
Payable for investments purchased	47,463,018
Payable for Fund shares redeemed	79,021
Payable upon receipt of securities loaned	228,800
Payable for interest on TBA sale commitments	3,294
TBA sale commitments, at value (see proceeds received below)	2,440,188
Advisory fee payable	10,988
Distribution fees payable	19,369
Due to other related parties	10,070
Accrued expenses and other liabilities	76,941

Total liabilities	50,341,635

Total net assets	$87,137,778

NET ASSETS CONSIST OF
Paid-in capital	$89,056,486
Undistributed net investment income	67,778
Accumulated net realized losses on investments	(4,012,468)
Net unrealized gains on investments	2,025,982

Total net assets	$87,137,778

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 2	$87,137,778
Shares outstanding – Class 2	8,270,617
Net asset value per share – Class 2	$10.54
Total investments, at cost	$102,301,703

Securities on loan, at value	$223,841

Proceeds received from TBA sale commitments	$2,416,137

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended December 31, 2011	Wells Fargo Advantage VT Total Return Bond Fund	25

Investment income
Interest	$2,489,255
Income from affiliated securities	5,213

Total investment income	2,494,468

Expenses
Advisory fee	336,025
Administration fees
Fund level	42,003
Class 2	67,205
Distribution fees
Class 2	210,015
Custody and accounting fees	16,723
Professional fees	46,670
Shareholder report expenses	21,255
Trustees’ fees and expenses	15,389
Other fees and expenses	6,248

Total expenses	761,533
Less: Fee waivers and/or expense reimbursements	(20,344)

Net expenses	741,189

Net investment income	1,753,279

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	4,069,906
TBA sale commitments	(304,335)

Net realized gains on investments	3,765,571

Net change in unrealized gains (losses) on:
Unaffiliated securities	1,122,564
TBA sale commitments	(14,637)

Net change in unrealized gains (losses) on investments	1,107,927

Net realized and unrealized gains (losses) on investments	4,873,498

Net increase in net assets resulting from operations	$6,626,777

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage VT Total Return Bond Fund	Statements of Changes in Net Assets

	Year Ended December 31, 2011		Year Ended December 31, 2010

Operations
Net investment income		$1,753,279			$2,351,700
Net realized gains on investments		3,765,571			5,025,162
Net change in unrealized gains (losses) on investments		1,107,927			(1,720,127)

Net increase in net assets resulting from operations		6,626,777			5,656,735

Distributions to shareholders from
Net investment income – Class 2		(2,244,747)			(2,911,613)[1]
Net realized gains – Class 2		(3,319,231)			(1,599,718)[1]

Total distributions to shareholders		(5,563,978)			(4,511,331)

	Shares		Shares

Capital share transactions
Proceeds from shares sold – Class 2	1,837,013	19,239,066	1,128,306	[1]	11,845,200 [1]
Reinvestment of distributions – Class 2	538,528	5,563,978	430,547	[1]	4,523,836 [1]
Payment for shares redeemed – Class 2	(2,306,909)	(24,143,648)	(5,530,492)[1]		(58,415,579)[1]
Net asset value of shares issued in acquisition – Class 2	0	0	2,976,311		31,182,320

Net increase (decrease) in net assets resulting from capital share transactions		659,396			(10,864,223)

Total increase (decrease) in net assets		1,722,195			(9,718,819)

Net assets
Beginning of period		85,415,583			95,134,402

End of period		$87,137,778			$85,415,583

Undistributed net investment income		$67,778			$41,738

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Total Return Bond Fund	27

(For a share outstanding throughout each period)

	Year Ended December 31,
Class 2[1]	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.41	$10.34	$9.70	$9.94	$9.81
Net investment income	0.22	0.29	0.42	0.44	0.45
Net realized and unrealized gains (losses) on investments	0.62	0.43	0.72	(0.21)	0.13

Total from investment operations	0.84	0.72	1.14	0.23	0.58
Distributions to shareholders from
Net investment income	(0.28)	(0.36)	(0.46)	(0.47)	(0.45)
Net realized gains	(0.43)	(0.29)	(0.04)	0.00	0.00

Total distributions to shareholders	(0.71)	(0.65)	(0.50)	(0.47)	(0.45)
Net asset value, end of period	$10.54	$10.41	$10.34	$9.70	$9.94
Total return	8.31%	7.04%	11.99%	2.39%	6.08%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.91%	1.20%	1.19%	0.94%
Net expenses	0.88%	0.86%	0.85%	0.90%	0.90%
Net investment income	2.09%	2.76%	4.07%	4.55%	4.58%
Supplemental data
Portfolio turnover rate	843%	838%	580%	692%	580%
Net assets, end of period (000’s omitted)	$87,138	$85,416	$95,134	$93,610	$129,098

1.	After the close of business of July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage VT Total Return Bond Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Total Return Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with maturities exceeding 60 days are valued based on available evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Notes to Financial Statements	Wells Fargo Advantage VT Total Return Bond Fund	29

For Wells Fargo Advantage Funds that participated in securities lending activity prior to February 13, 2009, certain structured investment vehicles purchased in a joint account by the former securities lending agent defaulted or were impaired. Certain of the Wells Fargo Advantage Funds still hold ownership interest in these structured investment vehicles, which have since been restructured as pass-through securities. If the Fund holds an ownership interest in such pass-through securities, information regarding this ownership interest can be found in the Portfolio of Investments under the category “Other”.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

TBA sale commitments

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Mortgage dollar roll transactions

The Fund may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for the dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are

30	Wells Fargo Advantage VT Total Return Bond Fund	Notes to Financial Statements

permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to paydown losses and mortgage dollar roll transactions. At December 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$517,508	$(517,508)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2011, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $5,408,193 with $713,327 expiring in 2015 and $4,694,866 expiring in 2016.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	Wells Fargo Advantage VT Total Return Bond Fund	31

As of December 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency securities	$0	$43,016,094	$0	$43,016,094
Asset-backed securities	0	7,191,214	0	7,191,214
Corporate bonds and notes	0	10,629,546	0	10,629,546
Municipal bonds and notes	0	912,510	0	912,510
Non-agency mortgage-backed securities	0	7,148,886	0	7,148,886
U.S. Treasury securities	20,950,665	0	0	20,950,665
Yankee corporate bonds and notes	0	4,783,814	0	4,783,814
Yankee government bonds	0	498,956	0	498,956
Other	0	0	333,641	333,641
Short-term investments
Investment companies	8,807,666	78,744	0	8,886,410
	$29,758,331	$74,259,764	$333,641	$104,351,736

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of December 31, 2011, the inputs used in valuing TBA sales commitments, which are carried at their value, were as follows:

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
TBA sale commitments	$0	$(2,440,188)	$0	$(2,440,188)

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency securities	Asset-backed securities	Other	Total
Balance as of December 31, 2010	$603,883	$272,078	$553,059	$1,429,020
Accrued discounts (premiums)	0	(14)	0	(14)
Realized gains (losses)	0	8,156	0	8,156
Change in unrealized gains (losses)	(189)	(5,454)	(17,992)	(23,635)
Purchases	0	107,227	0	107,227
Sales	(603,694)	(381,993)	(201,426)	(1,187,113)
Transfers into Level 3	0	0	0	0
Transfers out of Level 3	0	0	0	0
Balance as of December 31, 2011	$0	$0	$333,641	$333,641
Change in unrealized gains (losses) relating to securities still held at December 31, 2011	$0	$0	$(110,527)	$(110,527)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

32	Wells Fargo Advantage VT Total Return Bond Fund	Notes to Financial Statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended December 31, 2011, the advisory fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and for Class 2 shares, a class level administration fee of 0.08% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (securities with maturities of one year or less at purchase date), for the year ended December 31, 2011 were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$697,337,848	$77,478,898	$681,761,372	$88,214,220

6. ACQUISITION

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Core Bond Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The Fund renamed its existing single class share as Class 2. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen VA Core Bond Fund for 2,976,311 shares of the Fund valued at $31,182,320 at an exchange ratio of 0.83 for Class 2 shares. Shareholders holding Class 2 shares of Evergreen VA Core Bond Fund received Class 2 shares of the Fund in the reorganization. The investment portfolio of Evergreen VA Core Bond Fund with a fair value of $31,099,786, identified cost of $30,533,822 and unrealized gains of $565,964 at July 16, 2010 were the principal assets acquired by the Fund. The aggregate net assets of Evergreen VA Core Bond Fund and the Fund immediately prior to the acquisition were $31,182,320 and $58,161,686, respectively. The aggregate net assets of the Fund immediately after the acquisition were $89,344,006. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen VA Core Bond Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed January 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2010 would have been:

Net investment income	$2,883,307
Net realized and unrealized gains on investments	$3,976,870
Net increase in net assets resulting from operations	$6,860,177

Notes to Financial Statements	Wells Fargo Advantage VT Total Return Bond Fund	33

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended December 31, 2011, the Fund paid $125 in commitment fees.

For the year ended December 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Year ended December 31,
	2011	2010
Ordinary Income	$4,856,163	$4,511,331
Long-term Capital Gain	707,815	0

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)	Capital Loss Carryforward
$775,817	$957,569	$1,767,062	$(5,408,193)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

34	Wells Fargo Advantage VT Total Return Bond Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Total Return Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Total Return Bond Fund as of December 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	35

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $707,815 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2011.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo Advantage VT Total Return Bond Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	37

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at www.wellsfargo.com/advantagefunds.

38	Wells Fargo Advantage VT Total Return Bond Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

207579 02-12 AVT9/AR155 12-11

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2011, Wells Fargo Variable Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Variable Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended December 31, 2010 and December 31, 2011 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended December 31, 2010 and December 31, 2011, the Audit Fees were $284,730 and $553,779, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended December 31, 2010 and December 31, 2011 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended December 31, 2010 and December 31, 2011 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended December 31, 2010 and December 31, 2011, the Tax Fees were $21,020 and $21,560 respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended December 31, 2010 and December 31, 2011.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Variable Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended December 31, 2010 and December 31, 2011, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6.	SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Variable Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Variable Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: February 24, 2011

By:

/s/ Kasey L. Phillips

Kasey L. Phillips
Treasurer

Date: February 24, 2011